


                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 31, 2002

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number       (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

Item 5
Financial Report for the quarter ended March 31, 2002.



3/31/02                                                                                                           PAGE 1

                                                    Financial Highlights
                                      Unaudited [Amounts in Millions, except Per Share]

                                                                      For the Quarter Ended March 31
                                                          --------------------------------------------------------
                                                              2002            2001
                                                            Amount          Amount          Change        % Change
                                                          --------        --------        --------        --------
Income from Operations
  Lincoln Retirement*                                        80.4            82.3            (1.9)          (2.3%)
  Life Insurance                                             71.1            68.6             2.5            3.6%
  Investment Management                                       8.0             2.4             5.6          233.3%
  Lincoln UK                                                 14.4            14.4             0.0
  Corporate & Other**                                       (12.0)           10.9           (22.9)
                                                         --------        --------        --------       --------
       Total Income from Operations                         162.0           178.6           (16.6)          (9.3%)

  Realized gains (losses) on investments                    (67.6)          (13.3)          (54.3)
  Gains (losses) on derivatives                               0.1            (0.1)            0.2
  Restructuring charges                                       0.0            (0.7)            0.7
                                                         --------        --------        --------       --------
Income before Accounting Changes                             94.5           164.5           (70.0)
  Cumulative effect of accounting changes***                  0.0            (4.3)            4.3
                                                         --------        --------        --------       --------
      Net Income                                             94.5           160.2           (65.7)         (41.0%)
                                                         ========        ========        ========       ========

Earnings per share (diluted)
Income from Operations                                      $0.84           $0.92          ($0.08)          (8.7%)
Realized gain (losses) on investments                      ($0.35)         ($0.07)         ($0.28)
Gains (losses) on derivatives                               $0.00           $0.00           $0.00
Restructuring charges                                       $0.00           $0.00           $0.00
                                                         --------        --------        --------       --------
Income before Accounting Changes                            $0.49           $0.85          ($0.36)
  Cumulative effect of accounting changes***                $0.00          ($0.02)             --
                                                         --------        --------        --------       --------
      Net Income                                            $0.49           $0.83          ($0.34)         (41.0%)
                                                         ========        ========        ========       ========

Inc. from Oper.- before Goodwill Amort.
  Lincoln Retirement*                                        80.4            82.6            (2.2)          (2.7%)
  Life Insurance                                             71.1            74.5            (3.4)          (4.6%)
  Investment Management                                       8.0             6.5             1.5           22.9%
  Lincoln UK                                                 14.4            14.5            (0.1)          (0.8%)
  Corporate & Other**                                       (12.0)           11.3           (23.2)
                                                         --------        --------        --------       --------
       Total                                                162.0           189.5           (27.5)         (14.5%)
                                                         ========        ========        ========       ========

Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.                 $0.84           $0.98          ($0.14)         (14.3%)

Net Income - before Goodwill Amort.
  Lincoln Retirement*                                        47.6            76.9           (29.3)         (38.1%)
  Life Insurance                                             44.2            68.9           (24.6)         (35.8%)
  Investment Management                                       7.0             6.0             1.0           16.1%
  Lincoln UK                                                 10.8            14.9            (4.1)         (27.4%)
  Corporate & Other**                                       (15.2)            4.4           (19.6)
                                                         --------        --------        --------       --------
       Total                                                 94.5           171.1           (76.6)         (44.8%)
                                                         ========        ========        ========       ========

Earnings per share (diluted)
    Net Income - before Goodwill Amort.                     $0.49           $0.88          ($0.39)         (44.3%)

Operating Revenue
  Lincoln Retirement*                                       503.5           512.8            (9.2)          (1.8%)
  Life Insurance                                            465.3           467.9            (2.6)          (0.5%)
  Investment Management                                     105.1           113.0            (7.9)          (7.0%)
  Lincoln UK                                                 58.8            84.4           (25.6)         (30.4%)
  Corporate & Other**                                        97.1           541.5          (444.3)         (82.1%)
                                                         --------        --------        --------       --------
       Total Operating Revenue                             1229.8          1719.5          (489.7)         (28.5%)
                                                         ========        ========        ========       ========

Total Revenue
  Lincoln Retirement*                                       453.0           510.4           (57.4)         (11.2%)
  Life Insurance                                            423.9           459.6           (35.7)          (7.8%)
  Investment Management                                     103.5           112.3            (8.7)          (7.8%)
  Lincoln UK                                                 53.6            84.9           (31.3)         (36.8%)
  Corporate & Other**                                        92.3           531.6          (439.3)         (82.6%)
                                                         --------        --------        --------       --------
       Total Revenue                                       1126.4          1698.8          (572.4)         (33.7%)
                                                         ========        ========        ========       ========

Operational Data by Segment: (Billions except where noted)

Lincoln Retirement*
  Gross Deposits                                            1.714           1.447           0.267           18.5%
  Net Cash Flows                                            0.088          (0.590)          0.678
  Account Values (Gross)                                   53.329          51.332           1.997            3.9%
  Account Values (Net of Reinsurance)                      51.684          50.163           1.521            3.0%
Life Insurance Segment
  First Year Premium- Retail (in millions)                139.377         124.240          15.137           12.2%
  First Year Premium- COLI (in millions)                    6.873           7.055          (0.182)          (2.6%)
  First Year Premium- Total (in millions)                 146.251         131.296          14.955           11.4%
  In-force                                                240.068         219.214          20.854            9.5%
  Account Values                                           11.667          10.764           0.903            8.4%
Investment Management Segment
  Retail Deposits                                           1.093           1.124          (0.031)          (2.8%)
  Retail Net Cash Flows                                    (0.001)         (0.047)          0.046
  Institutional In-flows                                    1.476           1.191           0.285           23.9%
  Institutional Net Cash Flows                              0.731          (0.418)          1.149
  Total Net Cash Flows                                      0.730          (0.465)          1.195
  Assets Under Management- Retail and Inst'l               49.415          47.765           1.651            3.5%
  Assets Under Management- Insurance Assets                37.171          36.324           0.847            2.3%
  Assets Under Management- Total Segment                   86.586          84.089           2.498            3.0%
Consolidated
  Consolidated Domestic Retail Deposits                     2.938           2.729           0.209            7.7%
  Consolidated Domestic Retail Account Balances            81.420          78.806           2.614            3.3%
  Total Retail Net Cash Flows                               0.287          (0.382)          0.668         (175.0%)
  Total Net Cash Flows                                      1.018          (0.800)          1.817         (227.2%)

  Total Assets Under Management                           126.687         124.170           2.517            2.0%


  * Effective March 7, 2002, the Annuities segment became known as Lincoln Retirement.

 ** Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all historical financial data for the former Reinsurance segment was moved into "Other Operations."  In addition, ongoing amortization of the deferred gain on indemnity reinsurance is shown in "Other Operations."

*** The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001.




3/31/2002                                                                                                         PAGE 2
                                                    Financial Highlights
                                     Unaudited [Amounts in Millions, except Per Share]

                                                                                For the Quarter Ended March 31
                                                                      --------------------------------------------------
                                                                          2002          2001
                                                                        Amount        Amount        Change      % Change
                                                                      --------      --------      --------      --------
Consolidated Operational Data: (Millions)

Balance Sheet Assets - End of Period                                   97846.4       94122.4        3724.0          4.0%

Shareholders' Equity
  Beg of Period (Securities at Market)                                  5263.5        4954.1         309.4
  End of Period (Securities at Market)                                  5131.1        5096.4          34.7
  End of Period (Securities at Cost)                                    5076.6        4882.7         193.9
  Average Equity (Securities at Cost)                                   5083.3        4953.7         129.6

Return on Equity
  Inc from Operations/Average Equity                                     12.7%         14.4%        (1.7%)
  Net Income/Average Equity                                               7.4%         12.9%        (5.5%)

Return on Capital
  Inc from Operations/Average Capital                                    10.5%         11.9%         (1.4%)

Common Stock Outstanding
  Average for the Period - Diluted                                       191.7         193.7          (2.0)        (1.0%)
  End of Period - Assuming Conv of Pref.                                 187.9         188.1          (0.2)        (0.1%)
  End of Period - Diluted                                                191.7         191.3           0.4          0.2%

Book Value (Securities at Market)                                       $27.30        $27.09          0.21          0.8%
Book Value (Securities at Cost)                                         $27.02        $25.96          1.06          4.1%

Cash Returned to Shareholders
  Share Repurchase - dollar amount                                        50.9         151.8        (100.9)
  Dividends Declared  to Shareholders                                     60.1          57.9           2.2
                                                                      --------      --------      --------      --------
    Total Cash Returned to Shareholders                                  111.0         209.7         (98.7)
                                                                      ========      ========      ========      ========

  Share Repurchase - number of shares                                    1.000         3.550        (2.550)

  Dividend Declared on Common Stock - per share                         $0.320        $0.305        $0.015          4.9%


                                                                   For the Quarter Ended March 31
                                                                   ------------------------------
        Comprehensive Income                                              2002          2001
                    (millions)                                          Amount        Amount
                                                                      --------      --------

Net Income                                                                94.5         160.2
Foreign Currency Translation                                             (12.8)        (17.8)
Net Unrealized Gains (Losses) on Securities                             (163.9)        178.4
Gains (Losses) on Derivatives                                              1.1           5.7
Cumulative Effect of Accounting Change                                     0.0          17.6
Minimum Pension Liability Adjustment                                       0.7           0.0
                                                                      --------      --------
   Comprehensive Income                                                  (80.4)        344.1
                                                                      ========      ========




3/31/02                                                                                                              PAGE 3
                                                      Financial Highlights
                                                 Unaudited [Amounts in Millions]

                                                                                    For the Quarter Ended March 31
                                                                         --------------------------------------------------
                                                                             2002          2001
                                                                           Amount        Amount        Change      % Change
                                                                         --------      --------      --------      --------
Consolidated Condensed Statements of Income
Revenue:
  Insurance Premiums and Fees                                               438.2         913.4        (475.2)       (52.0%)
  Investment Advisory Fees                                                   48.0          49.4          (1.4)        (2.9%)
  Net Investment Income                                                     648.1         673.7         (25.6)        (3.8%)
  Realized Gains (Losses) on Investments                                   (103.5)        (20.5)        (82.9)
  Gains (Losses) on Derivatives                                               0.1          (0.2)          0.4
  Other                                                                      95.5          82.9          12.6         15.2%
                                                                         --------      --------      --------      --------
    Total Revenue                                                         1,126.4       1,698.8        (572.4)       (33.7%)
Benefits and Expenses:
  Benefits                                                                  603.4         906.7        (303.3)       (33.4%)
  Underwriting, Acquisition,
   Insurance and Other Expenses                                             417.0         571.1        (154.1)       (27.0%)
                                                                         --------      --------      --------      --------
    Total Benefits and Expenses                                           1,020.4       1,477.7        (457.3)       (30.9%)
                                                                         --------      --------      --------      --------
    Net Income
      before Federal Taxes                                                  106.0         221.1        (115.0)
Federal Income Taxes                                                         11.6          56.6         (45.0)
                                                                         --------      --------      --------      --------

Income before Accounting Changes                                             94.5         164.5         (70.0)
Cumulative Effect of Accounting Changes                                       0.0          (4.3)          4.3
                                                                         --------      --------      --------      --------
    Net Income                                                               94.5         160.2         (65.8)       (41.0%)
                                                                         ========      ========      ========      ========

Income before Tax and Cumulative Effect
   of Accounting Changes By Segment
  Lincoln Retirement                                                         46.7          95.3         (48.6)
  Life Insurance                                                             63.7          99.2         (35.5)
  Investment Management                                                       8.1           3.5           4.6
  Lincoln UK                                                                 10.4          19.6          (9.2)
  Corporate and Other                                                       (22.9)          3.5         (26.4)
                                                                         --------      --------      --------
    Income before Tax and
      Cumulative Effect of Accounting Changes                               106.0         221.1        (115.1)

Pre-Tax Realized Gains (Losses) by Segment*
  Lincoln Retirement                                                        (50.4)         (2.4)        (48.0)
  Life Insurance                                                            (41.4)         (8.2)        (33.2)
  Investment Management                                                      (1.5)         (0.7)         (0.8)
  Lincoln UK                                                                 (5.1)          0.6          (5.7)
  Corporate and Other                                                        (4.9)         (9.9)          5.0
                                                                         --------      --------      --------
   Pre-Tax Realized Gains (Losses)
        on Investments and Derivatives                                     (103.3)        (20.6)        (82.7)

After-Tax Realized Gains (Losses) by Segment*
  Lincoln Retirement                                                        (32.7)         (1.5)        (31.2)
  Life Insurance                                                            (26.9)         (5.4)        (21.5)
  Investment Management                                                      (1.0)         (0.5)         (0.5)
  Lincoln UK                                                                 (3.6)          0.4          (4.0)
  Corporate and Other                                                        (3.2)         (6.4)          3.2
                                                                         --------      --------      --------
   After-Tax Realized Gains (Losses)
       on Investments and Derivatives                                       (67.4)        (13.4)        (54.0)


*  Includes both realized gains (losses) on investments and gains (losses) on derivatives.





3/31/02                                                                                                   PAGE 4
                                              Financial Highlights
                 Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                                     As of
                                                      ----------------------------------------------------------
                                                            March        December
                                                             2002            2001
                                                           Amount          Amount          Change       % Change
                                                      -----------     -----------     -----------    -----------
Consolidated Condensed Balance Sheets
Assets:
Investments:
  Securities Available for Sale:
    Fixed Maturities                                     28,840.6        28,345.7           495.0            1.7%
    Equities                                                438.6           470.5           (31.9)          (6.8%)
  Mortgage Loans on Real Estate                           4,448.2         4,535.5           (87.4)          (1.9%)
  Real Estate                                               258.2           267.9            (9.7)          (3.6%)
  Policy Loans                                            1,918.0         1,939.7           (21.7)          (1.1%)
  Other Long-Term Investments                               459.6           553.8           (94.2)         (17.0%)
                                                      -----------     -----------     -----------    -----------
    Total Investments                                    36,363.1        36,113.1           250.1            0.7%
Other Assets:
  Assets Held in Separate Accounts                       44,916.7        44,833.4            83.3            0.2%
  Other Assets                                           16,566.5        17,054.8          (488.3)          (2.9%)
                                                      -----------     -----------     -----------    -----------
    Total Assets                                         97,846.4        98,001.3          (154.9)          (0.2%)
                                                      ===========     ===========     ===========    ===========
Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities          41,067.2        40,857.2           210.0            0.5%
  Liabilities Related to Separate Accounts               44,916.7        44,833.4            83.3            0.2%
  Other Liabilities                                       6,731.4         7,047.2          (315.9)          (4.5%)
                                                      -----------     -----------     -----------    -----------
    Total Liabilities                                    92,715.3        92,737.8           (22.6)          (0.0%)
Shareholders' Equity:
  Net Unrealized Gains(Losses) on Securities
     and Derivatives                                         54.5           217.2          (162.7)         (74.9%)
  Other Shareholders' Equity                              5,076.6         5,046.3            30.3            0.6%
                                                      -----------     -----------     -----------    -----------
    Total Shareholders' Equity                            5,131.1         5,263.5          (132.4)          (2.5%)
                                                      -----------     -----------     -----------    -----------
    Total Liabilities and Shareholders' Equity           97,846.4        98,001.3          (154.9)          (0.2%)
                                                      ===========     ===========     ===========    ===========


                                                                              As of March 31
                                                      ----------------------------------------------------------
($ billions)                                                 2002            2001
                                                           Amount          Amount          Change       % Change
                                                      -----------     -----------     -----------    -----------
Domestic Retail Account Balances:
Lincoln Retirement - Fixed Annuities                       16.533          15.430           1.104            7.2%
Lincoln Retirement - Variable Annuities                    35.150          34.733           0.417            1.2%
Lincoln Retirement - Life Insurance                         0.000           0.147          (0.147)        (100.0%)
Life Insurance Segment - Life Insurance                    11.667          10.764           0.903            8.4%
Investment Management - Annuities                          11.838          11.787           0.051            0.4%
Investment Management - Mutual Funds                       11.012          11.091          (0.079)          (0.7%)
Investment Management - Wrap Fee & Other                    1.903           1.688           0.215           12.7%
Consolidating Adjustments                                  (6.684)         (6.834)
                                                      -----------     -----------     -----------    -----------
   Total Domestic Account Balance                          81.420          78.806           2.614            3.3%
                                                      ===========     ===========     ===========    ===========
Assets Managed by Advisor:
Investment Management Segment                              86.586          84.089           2.497            3.0%
Lincoln UK                                                  6.772           7.012          (0.240)          (3.4%)
Policy Loans (within business units)                        1.918           1.947          (0.029)          (1.5%)
Non-LNC Affiliates                                         31.411          31.122           0.289            0.9%
                                                      -----------     -----------     -----------    -----------
   Total Assets Managed                                   126.687         124.170           2.517            2.0%
                                                      ===========     ===========     ===========    ===========




                                                                                                                        PAGE 5
                                                           Eleven-Year Summary
                                        Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31                          2001          2000          1999          1998          1997      1996
                                                      ------        ------        ------        ------        ------    ------
Revenue
  Lincoln Retirement                                  1968.3        2133.7        2115.8        2068.1        2023.0    1805.0
  Life Insurance                                      1840.6        1819.0        1760.4        1378.5         544.8     549.2
  Investment Management                                433.7         490.3         495.5         491.9         459.1     410.5
  Lincoln UK                                           293.3         438.2         446.6         439.7         427.3     393.2
  Corporate & Other                                   1844.7        1970.4        1985.4        1708.9        1444.3    1575.6
                                                      ------        ------        ------        ------        ------    ------
       Total Revenue                                  6380.6        6851.5        6803.7        6087.1        4898.5    4733.6
                                                      ======        ======        ======        ======        ======    ======

Income from Operations*
  Lincoln Retirement                                   320.3         362.0         299.4         262.4         223.0     174.6
  Life Insurance                                       279.0         259.9         212.0         149.2          39.9      41.2
  Investment Management                                 14.6          44.1          61.0          43.9          18.1      18.6
  Lincoln UK                                            60.2          61.0         (13.9)         70.9        (108.3)     66.0
  Corporate & Other                                     14.8          (8.0)        (83.1)          4.0        (223.3)     (1.7)
                                                      ------        ------        ------        ------        ------    ------
       Total Income from Cont Oper                     689.0         719.1         475.5         530.4         (50.6)    298.8
  Discontinued Operations                                                                                      110.1     135.3
                                                      ------        ------        ------        ------        ------    ------
       Income from Operations                          689.0         719.1         475.5         530.4          59.4     434.1
                                                      ======        ======        ======        ======        ======    ======

Net Income
  Lincoln Retirement                                   269.2         358.6         291.5         273.8         263.3     204.3
  Life Insurance                                       233.1         249.3         211.5         127.5          39.1      51.8
  Investment Management                                 11.8          37.0          51.6          44.4          25.1      25.0
  Lincoln UK                                            68.9         (13.2)        (18.2)         71.7        (106.8)     66.0
  Corporate & Other                                      7.2         (10.2)        (76.1)         (7.6)       (198.4)      9.3
                                                      ------        ------        ------        ------        ------    ------
       Total Net Inc from Cont Oper                    590.2         621.4         460.4         509.8          22.2     356.4
  Discontinued Operations                                                                                      911.8     157.2
                                                      ------        ------        ------        ------        ------    ------
       Total Net Income                                590.2         621.4         460.4         509.8         934.0     513.6
                                                      ======        ======        ======        ======        ======    ======

OTHER DATA

 Assets                                              98001.3       99844.1      103095.7       93836.3       77174.7   71713.4

Shareholders' Equity:
 Securities and Derivatives at Market                 5263.5        4954.1        4263.9        5387.9        4982.9    4470.0
 Securities and Derivatives at Cost                   5046.3        4942.0        4729.6        4835.6        4546.9    4057.1
 Average Equity (Sec & Deriv at Cost)                 5022.6        4831.9        4818.7        4685.6        4214.1    3866.0

Common Shares Outstanding:  (millions)
 End of Period - Diluted                               191.1         195.2         197.0         203.4         204.7     209.5
 Average for the Period - Diluted                      193.3         194.9         200.4         203.3         208.0     210.7

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations              $3.56         $3.69         $2.37         $2.61        ($0.24)    $1.42
 Income from Operations *                              $3.56         $3.69         $2.37         $2.61         $0.29     $2.06
 Net Income from Continuing Operations                 $3.05         $3.19         $2.30         $2.51         $0.11     $1.69
 Net Income                                            $3.05         $3.19         $2.30         $2.51         $4.49     $2.44

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)         $28.10        $25.92        $21.76        $26.59        $24.63    $21.50
 Shareholders' Equity (Sec & Deriv at Cost)           $26.94        $25.85        $24.14        $23.86        $22.48    $19.51
 Dividends Declared (Common Stock)                    $1.235        $1.175        $1.115        $1.055        $0.995    $0.935

Return on Equity (see page 30)
  Net Income/Average Equity                            11.8%         12.9%          9.6%         10.9%         22.2%     13.3%
  Inc from Operations/Average Equity                   13.7%         14.9%          9.9%         11.3%          1.4%     11.2%

 Market Value of Common Stock
  High for the Year                                  $52.750       $56.375       $57.500       $49.438       $39.063   $28.500
  Low for the Year                                   $38.000       $22.625       $36.000       $33.500       $24.500   $20.375
  Close for the Year                                 $48.570       $47.313       $40.000       $40.907       $39.063   $26.250


                                                                                                                      Ten-year
                                                                                                                      compound
For the Year Ended December 31                        1995        1994          1993          1992       1991       annual growth
                                                     ------      ------        ------        ------     ------      -------------
Revenue
  Lincoln Retirement                                 1877.1      1506.2        1603.8        1336.2     1216.7           4.9%
  Life Insurance                                      514.9       466.2         477.5         444.4      417.3          16.0%
  Investment Management                               290.5
  Lincoln UK                                          351.5       216.0         174.9         180.6      169.6           5.6%
  Corporate & Other                                  1552.5      1744.1        2680.9        2780.9     3721.0
                                                     ------      ------        ------        ------     ------         ------
       Total Revenue                                 4586.5      3932.5        4937.1        4742.1     5524.6           1.5%
                                                     ======      ======        ======        ======     ======         ======

Income from Operations*
  Lincoln Retirement                                  175.2       142.4         127.1          89.4       58.3          18.6%
  Life Insurance                                       35.4        34.2          37.8          46.8       31.5          24.4%
  Investment Management                                20.6
  Lincoln UK                                           45.9        17.2          11.9           9.2       14.3          15.5%
  Corporate & Other                                  (136.2)       24.8          20.8           6.5        4.2
                                                     ------      ------        ------        ------     ------         ------
       Total Income from Cont Oper                    140.8       218.6         197.6         151.9      108.3          20.3%
  Discontinued Operations                             165.6       171.1         145.9          88.7       69.4
                                                     ------      ------        ------        ------     ------         ------
       Income from Operations                         306.5       389.7         343.5         240.6      177.7          14.5%
                                                     ======      ======        ======        ======     ======         ======

Net Income
  Lincoln Retirement                                  248.8       142.4         127.1          89.4       58.3          16.5%
  Life Insurance                                       40.6        34.2          37.8          46.8       31.5          22.2%
  Investment Management                                27.4
  Lincoln UK                                           45.7        18.5          12.6           9.2       14.3
  Corporate & Other                                   (61.1)      (29.6)       (101.1)        125.1       28.4
                                                     ------      ------        ------        ------     ------         ------
       Total Net Inc from Cont Oper                   301.4       165.5          76.4         270.5      132.5          16.1%
  Discontinued Operations                             180.8       184.4         242.5          88.7       69.4
                                                     ------      ------        ------        ------     ------         ------
       Total Net Income                               482.2       349.9         318.9         359.2      201.9          11.3%
                                                     ======      ======        ======        ======     ======         ======

OTHER DATA

 Assets                                             63257.7     48864.8       47825.1       39042.2    33660.3          11.3%

Shareholders' Equity:
 Securities and Derivatives at Market                4378.1      3042.1        4072.3        2826.8     2655.8           7.1%
 Securities and Derivatives at Cost                  3679.9      3353.1        3157.6        2664.1     2445.8           7.5%
 Average Equity (Sec & Deriv at Cost)                3550.5      3288.6        3009.0        2575.0     2335.3           8.0%

Common Shares Outstanding:  (millions)
 End of Period - Diluted                              210.3       208.3         208.3         187.7      185.4
 Average for the Period - Diluted                     209.5       208.7         206.1         186.8      189.2

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations             $0.67       $1.05         $0.96         $0.81      $0.57          20.1%
 Income from Operations *                             $1.46       $1.87         $1.67         $1.29      $0.94          14.3%
 Net Income from Continuing Operations                $1.44       $0.79         $0.37         $1.45      $0.70          15.9%
 Net Income                                           $2.30       $1.68         $1.55         $1.92      $1.07          11.1%

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)        $20.95      $14.67        $19.69        $15.13     $14.35           7.0%
 Shareholders' Equity (Sec & Deriv at Cost)          $17.61      $16.17        $15.27        $14.26     $13.21           7.4%
 Dividends Declared (Common Stock)                   $0.875      $0.830        $0.775        $0.738     $0.693           5.9%

Return on Equity (see page 30)
  Net Income/Average Equity                           13.6%       10.6%         10.6%         13.9%       8.6%
  Inc from Operations/Average Equity                   8.6%       11.8%         11.4%          9.3%       7.6%

 Market Value of Common Stock
  High for the Year                                 $26.875     $22.188       $24.125       $19.032    $13.813
  Low for the Year                                  $17.313     $17.313       $17.344       $12.625     $9.500
  Close for the Year                                $26.875     $17.500       $21.750       $18.500    $13.688          13.5%


* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."
   Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business reinsured.





                                                                                                                      PAGE 6
                                                            Quarterly Summary
                                          Unaudited [Millions of Dollars except Per Share Data]

                                                              Jun         Sep         Dec         Mar         Jun         Sep
For the Quarter Ended                                        1999        1999        1999        2000        2000        2000
                                                           ------      ------      ------      ------      ------      ------
Revenue
  Lincoln Retirement                                        533.0       520.5       538.0       548.7       530.5       532.1
  Life Insurance                                            426.3       437.1       473.1       441.7       444.2       453.2
  Investment Management                                     123.2       118.8       126.6       125.8       120.7       123.8
  Lincoln UK                                                113.1       110.5       103.8       112.8       108.2       112.8
  Corporate & Other                                         482.8       455.2       566.4       440.2       489.0       494.1
                                                           ------      ------      ------      ------      ------      ------
       Total Revenue                                       1678.3      1642.1      1807.9      1669.2      1692.7      1716.1
                                                           ======      ======      ======      ======      ======      ======

Income from Operations*
  Lincoln Retirement                                         75.9        75.4        73.7        88.5        84.1       102.9
  Life Insurance                                             54.4        52.6        57.0        60.4        62.4        66.5
  Investment Management                                      14.3        14.7        16.5        12.4        13.1         9.9
  Lincoln UK                                                 19.0        16.2       (67.1)       15.7        19.3        10.6
  Corporate & Other                                         (11.9)      (27.5)      (43.5)       (6.5)       (5.9)        0.9
                                                           ------      ------      ------      ------      ------      ------
       Income from Operations                               151.8       131.4        36.6       170.6       173.0       190.7
                                                           ======      ======      ======      ======      ======      ======

Net Income
  Lincoln Retirement                                         76.4        68.4        69.9        91.2        84.4        93.8
  Life Insurance                                             51.5        54.0        59.7        58.1        58.4        67.4
  Investment Management                                      14.0        14.4        19.8        12.3         8.4         9.7
  Lincoln UK                                                 20.0        16.4       (72.6)       15.5        19.1       (29.9)
  Corporate & Other                                         (13.6)      (20.9)      (42.2)       (6.8)       (6.8)       (2.3)
                                                           ------      ------      ------      ------      ------      ------
       Total Net Income                                     148.4       132.3        34.6       170.2       163.6       138.6
                                                           ======      ======      ======      ======      ======      ======

OTHER DATA

Assets                                                    98261.4     96500.7    103095.7    106340.0    103847.6    103243.1

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)                    5107.4      4817.4      4662.2      4263.9      4340.4      4223.7
  End of Period (Sec & Deriv at Market)                    4817.4      4662.2      4263.9      4340.4      4223.7      4538.6
  End of Period (Sec & Deriv at Cost)                      4818.5      4766.0      4729.6      4751.6      4780.3      4876.3
  Average Equity (Sec & Deriv at Cost)                     4834.2      4793.9      4774.2      4791.5      4753.0      4867.2

Common Shares Outstanding
  Average for the Period - Diluted                          201.9       199.0       197.1       195.8       194.0       195.6
  End of Period - Diluted                                   200.9       196.9       197.0       195.1       193.7       196.2

Per Share Data (Diluted)
 Income from Operations *                                   $0.75       $0.66       $0.19       $0.87       $0.89       $0.98
 Net Income                                                 $0.73       $0.66       $0.18       $0.87       $0.84       $0.71

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)              $24.18      $23.76      $21.76      $22.45      $22.10      $23.67
 Shareholders' Equity (Sec & Deriv at Cost)                $24.18      $24.28      $24.14      $24.58      $25.01      $25.43
 Dividends Declared (Com Stk)                              $0.275      $0.275      $0.290      $0.290      $0.290      $0.290

Return on Equity (see page 30)
  Net Income/Average Equity                                 12.3%       11.0%        2.9%       14.2%       13.8%       11.4%
  Inc from Operations/Average Equity                        12.6%       11.0%        3.1%       14.2%       14.6%       15.7%

 Market Value of Common Stock
 Highest Price                                            $53.438     $57.500     $48.313     $41.375     $40.063     $56.375
 Lowest Price                                             $45.688     $36.000     $36.500     $22.625     $29.000     $35.625
 Closing Price                                            $52.313     $37.563     $40.000     $33.500     $36.125     $48.125


                                                              Dec         Mar         Jun         Sep         Dec         Mar
For the Quarter Ended                                        2000        2001        2001        2001        2001        2002
                                                           ------      ------      ------      ------      ------      ------
Revenue
  Lincoln Retirement                                        522.3       510.4       512.1       478.2       467.5       453.0
  Life Insurance                                            479.9       459.6       455.7       460.6       464.7       423.9
  Investment Management                                     120.0       112.3       110.3       104.7       106.5       103.5
  Lincoln UK                                                104.3        84.9        68.9        76.3        63.2        53.6
  Corporate & Other                                         547.0       531.6       452.0       489.5       371.7        92.3
                                                           ------      ------      ------      ------      ------      ------
       Total Revenue                                       1773.5      1698.8      1599.0      1609.3      1473.6      1126.4
                                                           ======      ======      ======      ======      ======      ======

Income from Operations*
  Lincoln Retirement                                         86.4        82.3       90.8         72.4        74.8        80.4
  Life Insurance                                             70.6        68.6       67.1         70.1        73.2        71.1
  Investment Management                                       8.7         2.4        3.7          3.5         5.1         8.0
  Lincoln UK                                                 15.5        14.4       16.2         10.1        19.5        14.4
  Corporate & Other                                           3.5        10.9       (9.7)       (12.9)       26.5       (12.0)
                                                           ------      ------     ------       ------      ------      ------
       Income from Operations                               184.7       178.6      168.1        143.2       199.1       162.0
                                                           ======      ======     ======       ======      ======      ======

Net Income
  Lincoln Retirement                                         89.2        76.6       79.9         58.6        54.2        47.6
  Life Insurance                                             65.4        62.9       53.5         64.7        51.9        44.2
  Investment Management                                       6.6         2.0        2.9          2.9         4.0         7.0
  Lincoln UK                                                (17.9)       14.8       17.6         14.0        22.5        10.8
  Corporate & Other                                           5.7         4.0      (12.2)       (21.2)       36.7       (15.2)
                                                           ------      ------     ------       ------      ------      ------
       Total Net Income                                     148.9       160.2      141.7        119.1       169.2        94.5
                                                           ======      ======     ======       ======      ======      ======

OTHER DATA

Assets                                                    99844.1     94122.4    96431.2      90206.0     98001.3     97846.4

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)                    4538.6      4954.1     5096.4       5055.9      5368.6      5263.5
  End of Period (Sec & Deriv at Market)                    4954.1      5096.4     5055.9       5368.6      5263.5      5131.1
  End of Period (Sec & Deriv at Cost)                      4942.0      4882.7     4952.8       5100.4      5046.3      5076.6
  Average Equity (Sec & Deriv at Cost)                     4915.7      4953.7     4920.2       5085.0      5131.4      5083.3

Common Shares Outstanding
  Average for the Period - Diluted                          195.6       193.7      192.0        194.8       192.8       191.7
  End of Period - Diluted                                   195.2       191.3      192.9        193.3       191.1       191.7

Per Share Data (Diluted)
 Income from Operations *                                   $0.94       $0.92      $0.88        $0.74       $1.03       $0.84
 Net Income                                                 $0.76       $0.83      $0.74        $0.61       $0.88       $0.49

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)              $25.92      $27.09     $26.87       $28.29      $28.10      $27.30
 Shareholders' Equity (Sec & Deriv at Cost)                $25.85      $25.96     $26.32       $26.87      $26.94      $27.02
 Dividends Declared (Com Stk)                              $0.305      $0.305     $0.305       $0.305      $0.320      $0.320

Return on Equity (see page 30)
  Net Income/Average Equity                                 12.1%       12.9%      11.5%         9.4%       13.2%        7.4%
  Inc from Operations/Average Equity                        15.0%       14.4%      13.7%        11.3%       15.5%       12.7%

 Market Value of Common Stock
 Highest Price                                            $50.938     $48.250    $52.300      $52.750     $49.450     $53.650
 Lowest Price                                             $40.875     $38.000    $41.280      $41.000     $40.000     $47.200
 Closing Price                                            $47.313     $42.470    $51.750      $46.630     $48.570     $50.730


* "Income from Operations" is defined as "Net income less realized gain
(loss) on investments, derivative instruments and associated items, gain
(loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes." Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business reinsured.






                                                                                                                        PAGE 7

                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                   Unaudited [Millions of Dollars]

                                                                                             Investment
For the Quarter Ended March 31               Lincoln Retirement      Life Insurance          Management            Lincoln UK
                                            -------------------   -------------------   --------------------  -------------------
                                                 Mar        Mar        Mar        Mar        Mar        Mar        Mar        Mar
                                                2002       2001       2002       2001       2002       2001       2002       2001
                                            --------   --------   --------  ---------   --------    --------  --------   --------
Operating Revenue
  Life and annuity premiums                     12.2       19.1       51.1       50.9                             11.4       12.1
  Surrender charges                              7.9        9.1       11.7       17.2
  Mortality assessments                                              123.9      124.3                              6.5        9.4
  Expense assessments                          127.7      141.6       46.9       47.4                             25.3       43.7
  Health premiums                                                      0.0        0.0                              0.7        0.6
  Investment advisory fees                                                                  69.2       72.6
  Other revenue and fees                         5.8        1.7        5.7        5.1       23.0       26.3        0.3        0.6
  Net investment income                        349.9      341.3      226.0      223.0       12.8       14.1       14.7       17.9
  Earnings in Unconsolidated Affiliates
                                            --------   --------   --------  ---------   --------    --------  --------   --------
      Operating Revenue                        503.5      512.8      465.3      467.9      105.1      113.0       58.8       84.4
                                            --------   --------   --------  ---------   --------    --------  --------   --------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits            55.4       69.8      104.1       99.9                             15.0       19.8
    Div accum & div to policyholders                                  17.8       17.5
    Interest credited to policy bal.           226.1      209.4      146.3      138.3
    Health policy benefits                                             0.0        0.0                              3.3        4.3
  Underwriting, acquisition,
    insurance and other expenses               124.9      134.6       92.1       98.8       95.4      104.7       24.9       41.1
  Goodwill amortization                                     0.3                   5.9                   4.1                   0.2
  Interest                                                             0.0
                                            --------   --------   --------  ---------   --------    --------  --------   --------
   Operating Benefits and Expenses             406.4      414.1      360.2      360.5       95.4      108.8       43.2       65.3
                                            --------   --------   --------  ---------   --------    --------  --------   --------

         Income from Operations Before Tax      97.1       98.7      105.1      107.4        9.7        4.2       15.6       19.1
  Federal income taxes                          16.7       16.3       34.0       38.8        1.7        1.8        1.1        4.7
                                            --------   --------   --------  ---------   --------    --------  --------   --------
         Income from Operations                 80.4       82.3       71.1       68.6        8.0        2.4       14.4       14.4
                                            --------   --------   --------  ---------   --------    --------  --------   --------
  Restructuring charges                                    (0.7)
  Realized gains (losses) on investments       (32.8)      (1.4)     (26.9)      (5.4)      (1.0)      (0.5)      (3.6)       0.4
  Gains (losses) on derivatives                  0.0       (0.1)       0.0       (0.0)
  Gain on sale of subsidiaries
                                            --------   --------   --------  ---------   --------    --------  --------   --------
Income before Accounting Changes                47.6       80.2       44.2       63.2        7.0        2.0       10.8       14.8
  Cumulative effect of accounting changes                  (3.6)                 (0.2)
                                            --------   --------   --------  ---------   --------    --------  --------   --------
      Net Income                                47.6       76.6       44.2       62.9        7.0        2.0       10.8       14.8
                                            ========   ========   ========   ========   ========   ========   ========   ========
Inc. from Oper.-before Goodwill Amort.          80.4       82.6       71.1       74.5        8.0        6.5       14.4       14.5
                                            --------   --------   --------  ---------   --------    --------  --------   --------
Net Income-before Goodwill Amort.               47.6       76.9       44.2       68.9        7.0        6.0       10.8       14.9
                                            --------   --------   --------  ---------   --------    --------  --------   --------


                                               Corporate and         Consolidating
                                              Other Operations        Adjustments                                  Consolidated
                                            -------------------   -------------------                         -------------------
                                                 Mar        Mar        Mar        Mar                              Mar        Mar
                                                2002       2001       2002       2001                             2002       2001
                                            --------   --------   --------   --------                         --------   --------
Operating Revenue
  Life and annuity premiums                               320.0                                                   74.7      402.1
  Surrender charges                                         0.9        0.5        0.7                             20.2       27.8
  Mortality assessments                                     0.0                                                  130.4      133.7
  Expense assessments                                      (0.0)      10.6       12.2                            210.5      244.9
  Health premiums                                1.8      104.2                                                    2.4      104.8
  Investment advisory fees                                           (21.2)     (23.2)                            48.0       49.4
  Other revenue and fees                       101.4       86.2      (40.7)     (37.9)                            95.5       82.0
  Net investment income                         66.4      101.1      (21.7)     (23.7)                           648.1      673.7
  Earnings in Unconsolidated Affiliates                     0.9                                                               0.9
                                            --------   --------   --------   --------                         --------   --------
       Operating Revenue                       169.6      613.2      (72.4)     (71.8)                          1229.8     1719.5
                                            --------   --------   --------   --------                         --------   --------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits             1.6      229.4                                                  176.1      418.9
    Div accum & div to policyholders                        1.4                                                   17.8       18.9
    Interest credited to policy bal.            25.7        9.1        8.1       10.2                            406.2      367.1
    Health policy benefits                       0.1       97.5                                                    3.3      101.8
  Underwriting, acquisition,
    insurance and other expenses               113.8      208.1      (58.9)     (62.6)                           392.2      524.8
  Goodwill amortization                                     0.4                  (0.0)                                       10.9
  Interest                                      46.5       58.1      (21.7)     (23.7)                            24.8       34.4
                                            --------   --------   --------   --------                         --------   --------
    Operating Benefits and Expenses            187.6      604.2      (72.4)     (76.1)                          1020.4     1476.7
                                            --------   --------   --------   --------                         --------   --------

         Income from Operations Before Tax     (18.1)       9.0                   4.3                            209.4      242.7

  Federal income taxes                          (6.1)       1.2                   1.3                             47.4       64.1

                                            --------   --------              --------                         --------   --------
         Income from Operations                (12.0)       7.9                   3.0                            162.0      178.6

  Restructuring charges                                                                                                      (0.7)
  Realized gains (losses) on investments        (3.3)      (6.5)                  0.0                            (67.6)     (13.4)
  Gains (losses) on derivatives                  0.1        0.1                                                    0.1       (0.1)
  Gain on sale of subsidiaries
                                            --------   --------              --------                         --------   --------
Income before Accounting Changes               (15.2)       1.4                   3.0                             94.5      164.5
  Cumulative effect of accounting changes                  (0.4)                                                             (4.3)
                                            --------   --------              --------                         --------   --------
      Net Income                               (15.2)       0.9                   3.0                             94.5      160.2
                                            ========   ========              ========                         ========   ========

Inc. from Oper.-before Goodwill Amort.         (12.0)       8.3                   3.0                            162.0      189.5
                                            --------   --------              --------                         --------   --------
Net Income-before Goodwill Amort.              (15.2)       1.4                   3.0                             94.5      171.1
                                            --------   --------              --------                         --------   --------



                                                                                                        PAGE 8

                                     Statement of Consolidated Income
                                      Unaudited [Millions of Dollars]

For the Year Ended December 31                                        1997     1998     1999     2000     2001
                                                                    ------   ------   ------   ------   ------
Operating Revenue
  Life and annuity premiums                                          756.2    985.6   1183.0   1403.3   1363.4
  Surrender charges                                                   45.4     91.5    110.2    114.7    101.5
  Mortality assessments                                              186.4    380.1    496.4    496.5    533.3
  Expense assessments                                                600.3    803.0    930.9   1050.2    909.2
  Health premiums                                                    572.6    635.1    698.5    409.8    340.6
  Investment advisory fees                                           204.9    227.1    223.8    213.1    197.2
  Other revenue and fees                                             157.3    261.0    344.5    445.4    351.8
  Net investment income                                             2250.8   2681.4   2807.5   2747.1   2679.6
  Earnings in Unconsolidated Affiliates                                2.1      3.3      5.8     (0.4)     5.7
                                                                    ------   ------   ------   ------   ------
      Operating Revenue                                             4775.9   6068.0   6800.7   6879.8   6482.2
                                                                    ------   ------   ------   ------   ------
Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                1090.2   1237.7   1546.6   1546.4   1517.9
    Div accum & div to policyholders                                  29.7     78.0     88.4     87.6     83.7
    Interest credited to policy bal.                                1238.7   1446.2   1510.4   1474.2   1506.0
    Health policy benefits                                           833.1    566.9    659.7    449.0    302.1
  Underwriting, acquisition,
    insurance and other expenses                                    1557.3   1844.2   2218.5   2168.4   2004.5
  Goodwill amortization                                               15.6     44.5     49.2     45.1     43.4
  Interest                                                            92.5    117.1    133.7    139.5    121.0
                                                                    ------   ------   ------   ------   ------
    Operating Benefits and Expenses                                 4857.2   5334.6   6206.4   5910.3   5578.6
                                                                    ------   ------   ------   ------   ------
         Income from Operations Before Tax                           (81.3)   733.4    594.4    969.6    903.6

  Federal income taxes                                               (30.6)   203.0    118.9    250.5    214.7
                                                                    ------   ------   ------   ------   ------
         Income from Continuing Operations                           (50.6)   530.4    475.5    719.1    689.0
                                                                    ------   ------   ------   ------   ------
  Discontinued Operations                                            911.8
  Restructuring charges                                                       (34.3)   (18.9)   (80.2)   (24.7)
  Realized gains (losses) on investments                              72.9     13.7      3.8    (17.5)   (68.7)
  Gains (losses) on derivatives                                                                           (4.9)
  Gain on sale of subsidiaries                                                                            15.0
                                                                    ------   ------   ------   ------   ------
Income before Accounting Changes                                     934.0    509.8    460.4    621.4    605.8
  Cumulative Effect of Accounting Changes                                                                (15.6)
                                                                    ------   ------   ------   ------   ------
      Net Income                                                     934.0    509.8    460.4    621.4    590.2
                                                                    ======   ======   ======   ======   ======


For the Quarter Ended                                         Jun      Sep      Dec      Mar      Jun      Sep
                                                             1999     1999     1999     2000     2000     2000
                                                           ------   ------   ------   ------   ------   ------
Operating Revenue
  Life and annuity premiums                                 274.0    263.8    361.1    331.2    337.1    339.0
  Surrender charges                                          27.1     28.4     29.2     28.7     29.8     25.9
  Mortality assessments                                     122.2    118.2    118.7    118.5    122.5    125.9
  Expense assessments                                       231.5    245.9    238.3    261.1    258.6    273.4
  Health premiums                                           160.3    149.6    233.6     58.4    144.0    117.9
  Investment advisory fees                                   56.3     54.6     54.1     54.0     52.2     53.3
  Other revenue and fees                                    109.0     77.9     71.2    106.1     88.7    106.0
  Net investment income                                     700.8    697.1    700.1    711.1    673.8    690.0
  Earnings in Unconsolidated Affiliates                       1.1      1.2      1.8      1.0     (3.6)     1.6
                                                           ------   ------   ------   ------   ------   ------
      Operating Revenue                                    1682.4   1636.7   1808.2   1670.2   1703.0   1733.1
                                                           ------   ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                        335.5    294.0    572.5    356.1    370.1    390.2
    Div accum & div to policyholders                         22.5     21.2     23.3     21.7     20.2     18.2
    Interest credited to policy bal.                        377.1    369.7    388.5    373.9    366.8    362.0
    Health policy benefits                                  166.6    189.8    157.8    114.3    119.9    123.0
  Underwriting, acquisition,
     insurance and other expenses                           532.1    533.4    630.5    525.7    537.5    532.4
  Goodwill amortization                                       9.9     12.9     14.6     10.2     12.0     12.0
  Interest                                                   32.6     33.3     34.7     36.3     35.4     34.4
                                                           ------   ------   ------   ------   ------   ------
    Operating Benefits and Expenses                        1476.3   1454.1   1821.8   1438.2   1461.9   1472.2
                                                           ------   ------   ------   ------   ------   ------

         Income from Operations before Tax/Min Int.         206.1    182.6    (13.6)   232.0    241.1    260.8

  Federal income taxes                                       54.2     51.2    (50.2)    61.6     67.9     70.1

                                                           ------   ------   ------   ------   ------   ------
         Inc from Operations before Min Int                 151.8    131.4     36.6    170.4    173.2    190.7
                                                           ------   ------   ------   ------   ------   ------

  Minority Interest                                                                     (0.2)     0.2     (0.0)

                                                           ------   ------   ------   ------   ------   ------
         Income from Operations                             151.8    131.4     36.6    170.6    173.0    190.7
                                                           ------   ------   ------   ------   ------   ------

  Restructuring charges                                               (3.2)    (3.6)             (2.7)   (40.5)
  Realized gains (losses) on investments                     (3.5)     4.1      1.6     (0.4)    (6.7)   (11.6)
  Gains (losses) on derivatives
  Gain on sale of subsidiaries
                                                           ------   ------   ------   ------   ------   ------
Income before Accounting Changes                            148.4    132.3     34.6    170.2    163.6    138.6
  Cumulative Effect of Accounting Changes
                                                           ------   ------   ------   ------   ------   ------
      Net Income                                            148.4    132.3     34.6    170.2    163.6    138.6
                                                           ======   ======   ======   ======   ======   ======




3/31/02                                                                                                                     PAGE 9

                               Reconciliation of Business Segments to Consolidated Balance Sheets
                                              Unaudited [Millions of Dollars]

                                                                                              Investment
                                              Lincoln Retirement      Life Insurance          Management            Lincoln UK
                                             -------------------   -------------------   -------------------   -------------------
ASSETS                                            Mar        Dec        Mar        Dec        Mar        Dec        Mar        Dec
                                                 2002       2001       2002       2001       2002       2001       2002       2001
                                             --------   --------   --------   --------   --------   --------   --------   --------
Investments
  Corporate bonds                             11223.9    10956.5     7012.0     7088.2      432.5      424.2      503.0      512.3
  U.S. government bonds                          30.0       13.2       75.9       78.2        0.1        0.2
  Foreign government bonds                      172.8      145.8      121.6      114.6        2.0        1.9      275.6      326.2
  Asset/Mortgage backed securities             1920.0     1945.8      754.6      779.1       37.3       42.5
  State and municipal bonds                      24.6       24.3       22.8       17.4
  Preferred stocks-redeemable                    61.6       62.7       12.8       13.0        8.8        8.8
  Common stocks                                                         6.5        7.6                            178.7      211.3
  Preferred stocks-equity                        36.4       38.5        0.6        5.6        2.6        2.6
  Mortgage loans                               2323.1     2378.1     1674.7     1701.6       93.4       92.4        0.3        0.3
  Real estate                                                                                                       0.2        0.2
  Policy loans                                  481.5      491.4     1428.5     1439.7                              7.9        8.6
  Other long-term investments                    12.1       11.7       19.9       20.9
                                             --------   --------   --------   --------   --------   --------   --------   --------
       Total Investments                      16286.1    16068.0    11129.9    11265.9      576.6      572.6      965.6     1058.8
                                             --------   --------   --------   --------   --------   --------   --------   --------


Allocated investments                          3862.5     3481.0     1304.2     1154.7      121.1      102.4
Notes receivable from LNC                       362.8      333.3       83.6       27.6       30.7       82.9
Invest in unconsol affiliates
Cash and invested cash                          (19.7)     (24.7)     (89.1)     (36.4)      42.6       55.4      188.3      181.2
Property and equipment                                                  8.3        8.5       44.4       36.5       37.9       39.3
Premium and fees receivable                       0.1        0.0      (10.7)       8.2       36.0       38.5
Accrued investment income                       245.6      245.0      192.4      187.6       10.0        8.9       22.2       20.9
Assets held in separate accounts              34672.2    34324.6     1423.3     1491.0                           5618.1     5607.2
Federal income tax recoverable
Amount recoverable from reinsurers             1180.0     1211.6      859.3      859.5
Deferred acquisition costs                     1031.0      912.8     1385.3     1265.6                            569.4      587.3
Other intangible assets                         150.7      154.5      947.1      964.0       47.9       50.1      238.3      244.0
Goodwill                                         43.9       43.9      855.1      855.1      300.7      300.7       11.8       12.1
Other                                           148.3      138.1      361.8      358.4      203.1      212.5       64.5       37.9
                                             --------   --------   --------   --------   --------   --------   --------   --------
       Total Assets                           57963.6    56888.2    18450.5    18409.7     1413.2     1460.5     7716.1     7788.8
                                             ========   ========   ========   ========   ========   ========   ========   ========


                                                  Corporate and          Consolidating
                                               Other Operations            Adjustments                                Consolidated
                                             -------------------   -------------------                         -------------------
ASSETS                                            Mar        Dec        Mar        Dec                              Mar        Dec
                                                 2002       2001       2002       2001                             2002       2001
                                             --------   --------   --------   --------                         --------   --------
Investments
  Corporate bonds                              4299.1     4123.9                                                23470.4    23105.1
  U.S. government bonds                         323.0      318.9                                                  429.1      410.5
  Foreign government bonds                      608.1      586.2                                                 1180.1     1174.7
  Asset/Mortgage backed securities              902.0      757.3                                                 3613.9     3524.7
  State and municipal bonds                      15.2        3.0                                                   62.6       44.7
  Preferred stocks-redeemable                     1.5        1.4                                                   84.6       85.9
  Common stocks                                  99.2      100.5                                                  284.4      319.3
  Preferred stocks-equity                       114.7      104.5                                                  154.2      151.2
  Mortgage loans                                356.6      363.0                                                 4448.2     4535.5
  Real estate                                   259.3      269.0       (1.3)      (1.3)                           258.2      267.9
  Policy loans                                                                                                   1918.0     1939.7
  Other long-term investments                  1677.7     1771.3    (1250.0)   (1250.0)                           459.6      553.8
                                             --------   --------   --------   --------                         --------   --------
       Total Investments                       8656.3     8399.1    (1251.3)   (1251.3)                         36363.1    36113.1
                                             --------   --------   --------   --------                         --------   --------

Allocated investments                           (42.7)      50.0    (5245.0)   (4788.2)
Notes receivable from LNC                      (476.4)    (443.7)      (0.7)      (0.1)                             0.0        0.0
Invest in unconsol affiliates                     8.1        8.1                                                    8.1        8.1
Cash and invested cash                         1577.4     3130.5                (210.5)                          1699.5     3095.5
Property and equipment                          175.8      173.2                                                  266.4      257.5
Premium and fees receivable                     365.0      365.6      (14.2)     (12.2)                           376.3      400.1
Accrued investment income                       126.3      101.0      (19.5)                                      577.1      563.5
Assets held in separate accounts                                     3203.1     3410.5                          44916.7    44833.4
Federal income tax recoverable                                        551.3       15.1                            551.3       15.1
Amount recoverable from reinsurers             4239.9     4150.6     (182.8)    (191.4)                          6096.3     6030.4
Deferred acquisition costs                       38.4       33.9       90.9       85.6                           3114.9     2885.3
Other intangible assets                                                                                          1384.0     1412.6
Goodwill                                         (0.0)      (0.0)                                                1211.5     1211.8
Other                                          1113.5     1032.7     (610.4)    (604.7)                          1280.9     1174.9
                                             --------   --------   --------   --------                         --------   --------
       Total Assets                          15,781.7    17001.1    (3478.7)   (3547.1)                         97846.4    98001.3
                                             ========   ========   ========   ========                         ========   ========




3/31/2002                                                                                        PAGE 10

                             Reconciliation of Business Segments to Consolidated Balance Sheets
                                               Unaudited [Millions of Dollars]


                                                             Lincoln Retirement        Life Insurance
                                                            --------------------    --------------------
LIABILITIES and SHAREHOLDERS' EQUITY                             Mar         Dec         Mar         Dec
                                                                2002        2001        2002        2001
                                                            --------    --------    --------    --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                   2665.6      2622.7     13066.1     12955.8
  Health reserves                                                                        0.3         0.3
  Unpaid claims - life and health                               38.5        31.3        90.5        92.9
  Unearned premiums                                                                      0.0         0.0
  Premium deposit funds                                      18016.1     17838.9        10.1        13.9
  Participating policyholders' funds                                                    98.6       100.2
  Other policyholders' funds                                                           564.4       555.2
  Liab related to separate accounts                          34672.2     34324.6      1423.3      1491.0
                                                            --------    --------    --------    --------
       Total Insurance and Inv Contract Liabilities          55392.5     54817.5     15253.3     15209.5


Federal income taxes                                            (1.1)       (5.7)      (35.1)      (13.5)
Short-term debt                                                                         (0.1)       10.0
Long-term debt
Minority Interest in pref. securities of sub.
Notes payable to LNC
Other liabilities                                              188.5       168.4       357.4       436.3
Deferred gain on indemnity reinsurance
                                                            --------    --------    --------    --------
       Total Liabilities                                     55579.9     54980.3     15575.5     15642.2
                                                            --------    --------    --------    --------

Net unrealized gains (losses) on securities                      2.7        79.9       (30.7)       13.6
Gains (losses) on derivatives*                                   3.8         0.3        14.8         4.5
Other shareholders' equity                                    2377.2      1824.9      2890.9      2738.5
S/Hs' equity-minimum pension liability adjustment
Cumulative effect of accounting change                                       2.8
                                                            --------    --------    --------    --------
       Shareholders' Equity                                   2383.7      1907.9      2875.0      2767.5
                                                            --------    --------    --------    --------


      Total Liabilities and S/Hs' Equity                     57963.6     56888.2     18450.5     18409.7
                                                            ========    ========    ========    ========


                                                                Corporate and           Consolidating
                                                              Other Operations           Adjustments
                                                            --------------------    --------------------
LIABILITIES and SHAREHOLDERS' EQUITY                             Mar         Dec         Mar         Dec
                                                                2002        2001        2002        2001
                                                            --------    --------    --------    --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                   1120.4      1122.8      (118.3)     (122.4)
  Health reserves                                             2447.1      2491.5
  Unpaid claims - life and health                              980.0       920.9
  Unearned premiums                                             66.5        66.9
  Premium deposit funds                                         36.5       105.5       578.7       597.5
  Participating policyholders' funds
  Other policyholders' funds                                     7.4         7.4
  Liab related to separate accounts                                                   3203.1      3410.5
                                                            --------    --------    --------    --------
       Total Insurance and Inv Contract Liabilities           4657.8      4715.0      3663.5      3885.6


Federal income taxes                                          (556.5)      (26.3)      550.5        14.3
Short-term debt                                                510.3       550.7
Long-term debt                                                2111.8      2111.8     (1250.0)    (1250.0)
Minority Interest in pref. securities of sub.                  376.2       474.7
Notes payable to LNC                                           344.8       335.0      (344.8)     (344.3)
Other liabilities                                             3157.6      3392.6      (835.4)     (839.5)
Deferred gain on indemnity reinsurance                        1118.6      1144.5
                                                            --------    --------    --------    --------
       Total Liabilities                                     11720.6     12698.0      1783.8      1255.7
                                                            --------    --------    --------    --------

Net unrealized gains (losses) on securities                     40.2        77.2         8.2         8.2
Gains (losses) on derivatives*                                   4.0        (0.8)
Other shareholders' equity                                    4016.9      4222.9     (5270.7)    (4811.0)
S/Hs' equity-minimum pension liability adjustment
Cumulative effect of accounting change                                       3.9
                                                            --------    --------    --------    --------
       Shareholders' Equity                                   4061.1      4303.1     (5262.5)    (4802.8)
                                                            --------    --------    --------    --------


      Total Liabilities and S/Hs' Equity                     15781.7     17001.1     (3478.7)    (3547.1)
                                                            ========    ========    ========    ========


                                                                 Investment
                                                                 Management              Lincoln UK
                                                            --------------------    --------------------
LIABILITIES and SHAREHOLDERS' EQUITY                             Mar         Dec         Mar         Dec
                                                                2002        2001        2002        2001
                                                            --------    --------    --------    --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                                           1280.8      1338.1
  Health reserves                                                                       45.0        46.0
  Unpaid claims - life and health                                                       44.7        42.4
  Unearned premiums
  Premium deposit funds                                                                 28.1        29.2
  Participating policyholders' funds
  Other policyholders' funds
  Liab related to separate accounts                                                   5618.1      5607.2
                                                                                    --------    --------
       Total Insurance and Inv Contract Liabilities                                   7016.7      7063.0


Federal income taxes                                            42.6        43.3        (0.3)      (12.2)
Short-term debt
Long-term debt
Minority Interest in pref. securities of sub.
Notes payable to LNC
Other liabilities                                              807.6       866.2       188.9       192.0
Deferred gain on indemnity reinsurance
                                                            --------    --------    --------    --------
       Total Liabilities                                       850.2       918.8      7205.3      7242.8
                                                            --------    --------    --------    --------

Net unrealized gains (losses) on securities                     (1.6)        1.5        13.0        15.3
Gains (losses) on derivatives*
Other shareholders' equity                                     564.6       540.3       533.0       566.7
S/Hs' equity-minimum pension liability adjustment                                      (35.2)      (36.0)
Cumulative effect of accounting change
                                                            --------    --------    --------    --------
       Shareholders' Equity                                    563.0       541.7       510.8       546.0
                                                            --------    --------    --------    --------


      Total Liabilities and S/Hs' Equity                       1413.2      1460.5      7716.1      7788.8
                                                             ========    ========    ========    ========


                                                                                         Consolidated
                                                                                    --------------------
LIABILITIES and SHAREHOLDERS' EQUITY                                                     Mar         Dec
                                                                                        2002        2001
                                                                                    --------    --------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                                          18014.6     17917.0
  Health reserves                                                                     2492.4      2537.9
  Unpaid claims - life and health                                                     1153.6      1087.5
  Unearned premiums                                                                     66.5        66.9
  Premium deposit funds                                                              18669.6     18585.0
  Participating policyholders' funds                                                    98.5       100.2
  Other policyholders' funds                                                           571.9       562.7
  Liab related to separate accounts                                                  44916.7     44833.4
                                                                                    --------    --------
       Total Insurance and Inv Contract Liabilities                                  85983.9     85690.6


Federal income taxes
Short-term debt                                                                        510.2       350.2
Long-term debt                                                                         861.8       861.8
Minority Interest in pref. securities of sub.                                          376.2       474.7
Notes payable to LNC                                                                    (0.0)        0.0
Other liabilities                                                                     3864.6      4216.1
Deferred gain on indemnity reinsurance                                                1118.6      1144.5
                                                                                    --------    --------
       Total Liabilities                                                             92715.3     92737.8
                                                                                    --------    --------

Net unrealized gains (losses) on securities                                             31.8       195.7
Gains (losses) on derivatives*                                                          22.6         3.9
Other shareholders' equity                                                            5111.8      5082.2
S/Hs' equity-minimum pension liability adjustment                                      (35.2)      (36.0)
Cumulative effect of accounting change                                                              17.6
                                                                                    --------    --------
       Shareholders' Equity                                                           5131.1      5263.5
                                                                                    --------    --------

      Total Liabilities and S/Hs' Equity                                             97846.4     98001.3
                                                                                    ========    ========

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of
  2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




3/31/2002                                                                                                              PAGE 11

                                               Five Year Comparative Balance Sheet
                                    Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                                1997             1998             1999             2000             2001
                                                  --------         --------         --------         --------         --------
Investments
  Corporate bonds                                  16633.3          22505.2          21119.5          21249.7          23105.1
  U.S. government bonds                              662.4           1134.6            538.3            542.9            410.5
  Foreign government bonds                          1804.4           1321.2           1447.5           1321.1           1174.7
  Mortgage backed securities                        4529.3           5080.5           4404.0           4160.4           3524.7
  State and municipal bonds                          241.4             16.7             14.7             14.6             44.7
  Preferred stocks-redeemable                        195.5            174.6            164.7            161.2             85.9
  Common stocks                                      572.3            463.1            514.5            436.6            319.3
  Preferred stocks-equity                             88.2             79.8             89.5            113.1            151.2
  Mortgage loans                                    3288.1           4393.1           4735.4           4663.0           4535.5
  Real estate                                        576.0            488.7            256.2            282.0            267.9
  Policy loans                                       763.1           1840.0           1892.4           1960.9           1939.7
  Other long-term investments                        464.8            432.0            401.8            463.3            553.8
                                                  --------         --------         --------         --------         --------
       Total Investments                           29818.8          37929.5          35578.4          35368.6          36113.1
                                                  --------         --------         --------         --------         --------

Invest in unconsol affiliates                         21.0             18.8             25.8              6.4              8.1
Cash and invested cash                              3794.7           2433.4           1895.9           1927.4           3095.5
Property and equipment                               189.8            174.8            203.8            228.2            257.5
Premiums and fees receivable                         197.5            246.2            259.6            296.7            400.1
Accrued investment income                            423.0            528.5            533.2            546.4            563.5
Assets held in separate accounts                   37138.8          43408.9          53654.2          50579.9          44833.4
Federal income taxes recoverable                                      204.1            345.0            207.5             15.1
Amounts recoverable from reinsurers                 2350.8           3127.1           3954.3           3747.7           6030.4
Deferred acquisition costs                          1623.8           1964.4           2800.3           3070.5           2885.3
Other intangible assets                              613.9           1848.4           1746.5           1557.0           1412.6
Goodwill                                             457.7           1484.3           1423.0           1286.0           1211.8
Other                                                544.8            468.0            675.7           1021.6           1174.9
                                                  --------         --------         --------         --------         --------
       Total Assets                                77174.7          93836.3         103095.7          99844.1          98001.3
                                                  ========         ========         ========         ========         ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                         8228.7          16434.2          17071.4          17841.2          17917.0
  Health reserves                                   2300.4           2600.1           2507.8           2523.8           2537.9
  Unpaid claims-life and health                      682.0           1043.4           1269.8           1316.6           1087.5
  Unearned premiums                                   55.3             62.3             75.8             46.5             66.9
  Premium deposit funds                            19803.0          20171.9          19624.1          17715.5          18585.0
  Participating policyholders' funds                  79.8            142.7            132.0            139.4            100.2
  Other policyholders' funds                         180.6            438.4            472.6            522.2            562.7
  Liab related to separate accounts                37138.8          43408.9          53654.2          50579.9          44833.4
                                                  --------         --------         --------         --------         --------
       Total Ins and Inv Contr Liabilities         68468.5          84301.9          94807.7          90685.1          85690.6

Federal income taxes                                 487.8
Short-term debt                                      297.2            314.6            460.2            312.9            350.2
Long-term debt                                       511.0            712.2            712.0            712.2            861.8
Minority Interest - pref sec of a sub                315.0            745.0            745.0            745.0            474.7
Other liabilities                                   2112.2           2374.6           2107.0           2434.7           4216.1
Deferred gain on indemnity reinsurance                                                                                  1144.5
                                                  --------         --------         --------         --------         --------
       Total Liabilities                           72191.8          88448.3          98831.9          94890.0          92737.8
                                                  --------         --------         --------         --------         --------

S/Hs' equity-unrealized gains (losses)-cont op.      436.0            552.4           (465.7)            12.0            199.6
S/Hs' equity-foreign currency                         46.2             50.0             30.0             21.9             (8.1)
S/Hs' equity-minimum pension liability adjustment                                                                        (36.0)
S/Hs' equity-other                                  4500.7           4785.5           4699.6           4920.2           5090.4
Cumulative effect of accounting change                                                                                    17.6
                                                  --------         --------         --------         --------         --------
       Total Shareholders' Equity                   4982.9           5387.9           4263.9           4954.1           5263.5
                                                  --------         --------         --------         --------         --------

       Total Liabilities
       and Shareholders' Equity                    77174.7          93836.3         103095.7          99844.1          98001.3
                                                  ========         ========         ========         ========         ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                   $22.48           $23.86           $24.14           $25.85           $26.94
Common shares outstanding                            202.3            202.6            196.0            191.2            187.3




3/31/2002                                                                                              PAGE 12
                                            Quarterly Balance Sheet
                           Unaudited [Millions of Dollars except Common Share Data]

                                                        Jun       Sep       Dec       Mar       Jun       Sep
                                                       1999      1999      1999      2000      2000      2000
                                                   --------  --------  --------  --------  --------  --------
ASSETS
Investments
  Corporate bonds                                   21888.5   21560.5   21119.5   21188.0   20719.1   21064.7
  U.S. government bonds                              1367.8     991.0     538.3     572.4     566.2     575.5
  Foreign government bonds                           1339.7    1369.6    1447.5    1416.4    1377.4    1277.7
  Mortgage backed securities                         4788.5    4601.2    4404.0    4393.4    4242.4    4172.5
  State and municipal bonds                            19.1      14.8      14.7      14.7      14.1      14.3
  Preferred stocks - redeemable                       175.8     171.3     164.7     159.7     159.2     159.5
  Common stocks                                       419.0     423.9     514.5     496.4     467.8     479.9
  Preferred stocks-equity                              86.7      82.7      89.5      91.3      92.2      90.3
  Mortgage loans                                     4570.5    4772.7    4735.4    4833.9    4783.8    4767.3
  Real estate                                         449.8     280.3     256.2     283.4     282.1     297.6
  Policy loans                                       1847.4    1863.2    1892.4    1896.3    1914.7    1935.6
  Other long-term investments                         409.9     401.2     401.8     428.8     438.2     470.5
                                                   --------  --------  --------  --------  --------  --------
       Total Investments                            37362.6   36532.4   35578.4   35774.6   35057.2   35305.4
                                                   --------  --------  --------  --------  --------  --------

Invest in unconsol affiliates                          22.3      23.4      25.8                (0.9)      5.8
Cash and invested cash                               2151.1    2342.9    1895.9    1510.1    1619.3    1435.9
Property and equipment                                180.7     191.9     203.8     207.7     205.5     213.8
Premiums and fees receivable                          269.0     296.0     259.6     190.2     247.8     240.8
Accrued investment income                             569.1     602.9     533.2     575.0     544.0     569.2
Assets held in separate accounts                    47864.3   46228.8   53654.2   56907.6   54924.2   54410.9
Federal income taxes recoverable                      478.4     457.3     345.0     300.4     246.1     267.3
Amount recoverable from reinsurers                   3121.3    3315.6    3954.3    3851.0    3775.3    3774.7
Deferred acquisition costs                           2398.3    2614.5    2800.3    2870.4    2968.0    3048.0
Other intangible assets                              1764.9    1760.6    1746.5    1705.5    1646.7    1598.4
Goodwill                                             1428.3    1435.0    1423.0    1349.6    1335.4    1296.6
Other                                                 651.1     699.3     675.7    1097.8    1279.1    1076.4
                                                   --------  --------  --------  --------  --------  --------
       Total Assets                                 98261.4   96500.7  103095.7  106340.0  103847.6  103243.1
                                                   ========  ========  ========  ========  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                         16536.4   16760.5   17071.4   17172.1   17247.3   17500.0
  Health reserves                                    2528.2    2511.3    2507.8    2547.4    2494.2    2520.2
  Unpaid claims-life and health                      1064.9    1162.6    1269.8    1177.3    1204.1    1202.8
  Unearned premiums                                    68.7      62.5      75.8      57.1      52.8      51.8
  Premium deposit funds                             20012.6   19988.9   19624.1   18899.3   18407.2   18072.1
  Participating policyholders' funds                  125.7     120.2     132.0     130.7     130.4     135.4
  Other policyholders' funds                          441.2     445.9     472.6     478.9     490.6     500.7
  Liab related to separate accounts                 47864.3   46228.8   53654.2   56907.6   54924.2   54410.9
                                                   --------  --------  --------  --------  --------  --------
       Total Ins and Inv Contr Liabilities          88642.1   87280.8   94807.7   97370.5   94950.8   94394.0

Federal income taxes
Short-term debt                                       380.2     367.7     460.2     474.2     355.7     330.3
Long-term debt                                        712.1     712.0     712.0     712.0     712.1     712.2
Minority Interest - pref sec of a sub                 745.0     745.0     745.0     745.0     745.0     745.0
Notes payable to LNC
Other liabilities                                    2964.7    2733.0    2107.0    2697.9    2860.3    2522.9
Deferred gain on indemnity reinsurance
                                                   --------  --------  --------  --------  --------  --------
       Total Liabilities                            93444.1   91838.5   98831.9  101999.6   99623.9   98704.5
                                                   --------  --------  --------  --------  --------  --------

S/Hs' equity-unrealized gns (losses)- inv.             (1.1)   (103.8)   (465.7)   (411.2)   (556.6)   (337.7)
S/Hs' equity- gains (losses)-derivatives*
S/Hs' equity-foreign currency                          20.6      40.2      30.0      22.8      21.8      19.9
S/Hs' equity-minimum pension liability adj
S/Hs' equity-other                                   4797.9    4725.8    4699.6    4728.9    4758.5    4856.4
Cumulative effect of accounting change
                                                   --------  --------  --------  --------  --------  --------
       Total Shareholders' Equity                    4817.4    4662.2    4263.9    4340.4    4223.7    4538.6
                                                   --------  --------  --------  --------  --------  --------

       Total Liabilities
       and Shareholders' Equity                     98261.4   96500.7  103095.7  106340.0  103847.6  103243.1
                                                   ========  ========  ========  ========  ========  ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                    $24.18    $24.28    $24.14    $24.58    $25.01    $25.43
Common shares outstanding                             199.3     196.3     196.0     193.3     191.1     191.8


                                                        Dec       Mar       Jun       Sep       Dec       Mar
                                                       2000      2001      2001      2001      2001      2002
                                                   --------  --------  --------  --------  --------  --------
ASSETS
Investments
  Corporate bonds                                   21249.7   21855.2   22116.6   23424.3   23105.1   23470.4
  U.S. government bonds                               542.9     536.6     510.0     467.7     410.5     429.1
  Foreign government bonds                           1321.1    1240.8    1236.3    1160.3    1174.7    1180.1
  Mortgage backed securities                         4160.4    4009.8    3844.6    3765.6    3524.7    3613.9
  State and municipal bonds                            14.6      14.7      14.1      14.4      44.7      62.6
  Preferred stocks - redeemable                       161.2     154.1     152.2      99.3      85.9      84.6
  Common stocks                                       436.6     388.6     373.3     311.2     319.3     284.4
  Preferred stocks-equity                             113.1     170.9     160.8     166.5     151.2     154.2
  Mortgage loans                                     4663.0    4641.2    4652.8    4663.1    4535.5    4448.2
  Real estate                                         282.0     308.1     306.9     288.8     267.9     258.2
  Policy loans                                       1960.9    1947.0    1947.4    1943.4    1939.7    1918.0
  Other long-term investments                         463.3     477.4     480.9     483.4     553.8     459.6
                                                   --------  --------  --------  --------  --------  --------
       Total Investments                            35368.6   35744.5   35796.0   36788.0   36113.1   36363.1
                                                   --------  --------  --------  --------  --------  --------

Invest in unconsol affiliates                           6.4       7.3       6.1       6.5       8.1       8.1
Cash and invested cash                               1927.4    2015.2    1501.9    1996.3    3095.5    1699.5
Property and equipment                                228.2     242.1     251.4     261.0     257.5     266.4
Premiums and fees receivable                          296.7     282.8     303.7     264.5     400.1     376.3
Accrued investment income                             546.4     581.9     573.2     615.1     563.5     577.1
Assets held in separate accounts                    50579.9   44506.2   47140.2   39479.8   44833.4   44916.7
Federal income taxes recoverable                      207.5     106.6     177.5      35.3      15.1     551.3
Amount recoverable from reinsurers                   3747.7    3706.4    3662.0    3818.3    6030.4    6096.3
Deferred acquisition costs                           3070.5    2963.4    3129.1    3087.2    2885.3    3114.9
Other intangible assets                              1557.0    1505.3    1479.0    1451.5    1412.6    1384.0
Goodwill                                             1286.0    1274.5    1263.6    1253.2    1211.8    1211.5
Other                                                1021.6    1186.3    1147.7    1149.4    1174.9    1280.9
                                                   --------  --------  --------  --------  --------  --------
       Total Assets                                 99844.1   94122.4   96431.2   90206.0   98001.3   97846.4
                                                   ========  ========  ========  ========  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                         17841.2   17733.0   17865.3   17990.8   17917.0   18014.6
  Health reserves                                    2523.8    2534.8    2533.9    2573.2    2537.9    2492.4
  Unpaid claims-life and health                      1316.6    1255.3    1136.5    1206.6    1087.5    1153.6
  Unearned premiums                                    46.5      45.9      19.0       8.1      66.9      66.5
  Premium deposit funds                             17715.5   17667.1   17715.9   18509.7   18585.0   18669.6
  Participating policyholders' funds                  139.4     145.0     135.2     118.3     100.2      98.6
  Other policyholders' funds                          522.2     532.1     541.4     554.3     562.7     571.9
  Liab related to separate accounts                 50579.9   44506.2   47140.2   39479.8   44833.4   44916.7
                                                   --------  --------  --------  --------  --------  --------
       Total Ins and Inv Contr Liabilities          90685.1   84419.3   87087.2   80440.8   85690.6   85983.9

Federal income taxes
Short-term debt                                       312.9     415.3     351.3     539.0     350.2     510.2
Long-term debt                                        712.2     712.3     712.4     712.4     861.8     861.8
Minority Interest - pref sec of a sub                 745.0     745.0     745.0     305.0     474.7     376.2
Notes payable to LNC
Other liabilities                                    2434.7    2734.2    2479.4    2840.2    4216.1    3864.6
Deferred gain on indemnity reinsurance                                                       1144.5    1118.6
                                                   --------  --------  --------  --------  --------  --------
       Total Liabilities                            94890.0   89026.0   91375.3   84837.4   92737.8   92715.3
                                                   --------  --------  --------  --------  --------  --------

S/Hs' equity-unrealized gns (losses)- inv.             12.0     190.4      76.2     247.9     195.7      31.8
S/Hs' equity- gains (losses)-derivatives*                         5.7       9.4       2.8       3.9      22.6
S/Hs' equity-foreign currency                          21.9       4.1     (15.3)      6.9      (8.1)    (20.9)
S/Hs' equity-minimum pension liability adj                                                    (36.0)    (35.2)
S/Hs' equity-other                                   4920.1    4878.5    4968.2    5093.4    5090.4    5132.7
Cumulative effect of accounting change                           17.6      17.6      17.6      17.6
                                                   --------  --------  --------  --------  --------  --------
       Total Shareholders' Equity                    4954.1    5096.4    5055.9    5368.6    5263.5    5131.1
                                                   --------  --------  --------  --------  --------  --------

       Total Liabilities
       and Shareholders' Equity                     99844.1   94122.4   96431.2   90206.0   98001.3   97846.4
                                                   ========  ========  ========  ========  ========  ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                    $25.85    $25.96    $26.32    $26.87    $26.94    $27.02
Common shares outstanding                             191.2     188.1     188.2     189.8     187.3     187.9


* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




3/31/2002                                                                                                PAGE 13
                                                    Lincoln Retirement
                                           Income Statements & Operational Data
                                             Unaudited [Millions of Dollars]

                                                         Dec          Dec          Dec          Dec          Dec
For the Year Ended December 31                          1997         1998         1999         2000         2001
                                                    --------     --------     --------     --------     --------
Operating Revenue
  Premiums                                              84.2         53.9         65.2         64.3         77.5
  Surrender charges                                     29.8         33.5         37.9         41.8         31.2
  Expense assessments                                  367.2        459.9        536.2        628.4        537.7
  Other revenue and fees                                 1.2          1.7         14.5         11.0         16.7
  Net investment income                               1477.1       1501.6       1474.2       1393.5       1370.0
                                                    --------     --------     --------     --------     --------
       Operating Revenue                              1959.5       2050.6       2128.0       2138.9       2033.1
                                                    --------     --------     --------     --------     --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                           292.6        271.6        259.1        254.7        263.9
    Interest credited to policy bal.                   974.4        955.2        925.2        866.1        863.8
  Underwriting, acquisition,
     insurance and other expenses                      415.0        498.8        560.8        575.5        524.5
  Goodwill amortization                                  0.0          2.2          2.0         (0.6)         1.2
                                                    --------     --------     --------     --------     --------
     Operating Benefits and Expenses                  1682.0       1727.8       1747.1       1695.7       1653.5
                                                    --------     --------     --------     --------     --------

         Income from Operations Before Tax             277.5        322.8        380.9        443.2        379.6

  Federal income taxes                                  54.5         60.4         81.4         81.2         59.3

                                                    --------     --------     --------     --------     --------
       Income from Operations                          223.0        262.4        299.4        362.0        320.3
                                                    --------     --------     --------     --------     --------

  Realized gains (losses) on investments                40.3         11.4         (7.9)        (3.4)       (42.3)
  Gains (losses) on derivatives                                                                             (0.2)
  Restructuring charges                                                                                     (1.3)
                                                    --------     --------     --------     --------     --------
        Income before Accounting Changes               263.3        273.8        291.5        358.6        276.5
  Cumulative effect of accounting changes                                                                   (7.3)
                                                    --------     --------     --------     --------     --------
       Net Income                                      263.3        273.8        291.5        358.6        269.2
                                                    ========     ========     ========     ========     ========

Inc from Oper -before Goodwill Amort.                  223.0        264.6        301.5        361.4        321.5
Net Income -before Goodwill Amort.                     263.3        276.0        293.6        358.0        270.5

Effective tax rate                                     19.6%        18.7%        21.4%        18.3%        15.6%

Operating Revenue                                     1959.5       2050.6       2128.0       2138.9       2033.1
Realized gains (losses) on investments                  63.5         17.5        (12.1)        (5.2)       (64.5)
Gains (losses) on derivatives                                                                               (0.3)
                                                    --------     --------     --------     --------     --------
    Total Revenue                                     2023.0       2068.1       2115.8       2133.7       1968.3
                                                    ========     ========     ========     ========     ========

Average capital                                       1373.0       1592.6       1562.0       1601.8       1828.2
Return on average capital                              16.2%        16.5%        19.2%        22.6%        17.5%




                                                                                        PAGE 14
                                      Lincoln Retirement
                             Income Statements & Operational Data
                               Unaudited [Millions of Dollars]

                                                   Jun     Sep     Dec     Mar     Jun     Sep
                                                  1999    1999    1999    2000    2000    2000
                                                ------  ------  ------  ------  ------  ------
Operating Revenue
  Premiums                                        16.2    13.1    21.0    13.3    16.8    18.0
  Surrender charges                                9.3    10.1     9.8    11.1    11.2    10.4
  Expense assessments                            133.3   142.6   140.5   155.1   155.7   163.4
  Other revenue and fees                           3.2     0.9     6.4     2.2     0.6     4.6
  Net investment income                          370.2   364.5   366.0   362.9   345.8   349.8
                                                ------  ------  ------  ------  ------  ------
       Operating Revenue                         532.3   531.2   543.7   544.6   530.1   546.2
                                                ------  ------  ------  ------  ------  ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      65.0    55.0    77.2    61.6    65.7    68.4
    Interest credited to policy balances         232.9   230.1   234.1   228.2   219.4   205.4
  Underwriting, acquisition,
     insurance and other expenses                141.0   146.5   134.7   144.5   139.8   147.9
  Goodwill amortization                            0.4     0.6     0.5    (1.5)    0.3     0.3
                                                ------  ------  ------  ------  ------  ------
  Operating Benefits and Expenses                439.2   432.2   446.5   432.8   425.2   421.9
                                                ------  ------  ------  ------  ------  ------

         Income from Operations Before Tax        93.0    99.0    97.2   111.8   104.8   124.2

  Federal income taxes                            17.1    23.6    23.5    23.3    20.7    21.3
                                                ------  ------  ------  ------  ------  ------
       Income from Operations                     75.9    75.4    73.7    88.5    84.1   102.9
                                                ------  ------  ------  ------  ------  ------

  Realized gains (losses) on investments           0.5    (7.0)   (3.7)    2.7     0.3    (9.1)
  Gains (losses) on derivatives
  Restructuring charges
                                                ------  ------  ------  ------  ------  ------
 Income before Accounting Changes                 76.4    68.4    69.9    91.2    84.4    93.8
  Cumulative effect of accounting changes
                                                ------  ------  ------  ------  ------  ------
       Net Income                                 76.4    68.4    69.9    91.2    84.4    93.8
                                                ======  ======  ======  ======  ======  ======

Inc from Oper -before Goodwill Amort.             76.3    76.0    74.2    87.0    84.4   103.2
Net Income -before Goodwill Amort.                76.8    69.1    70.4    89.7    84.7    94.1

Effective tax rate                               18.4%   23.8%   24.2%   20.8%   19.7%   17.1%

Operating Revenue                                532.3   531.2   543.7   544.6   530.1   546.2
Realized gains (losses) on investments             0.7   (10.7)   (5.8)    4.2     0.4   (14.1)
Gains (losses) on derivatives
                                                ------  ------  ------  ------  ------  ------
    Total Revenue                                533.0   520.5   538.0   548.7   530.5   532.1
                                                ======  ======  ======  ======  ======  ======

Average capital                                 1602.4  1471.2  1559.0  1438.4  1647.7  1635.2
Return on average capital                        19.0%   20.5%   18.9%   24.6%   20.4%   25.2%


                                                   Dec     Mar     Jun     Sep     Dec     Mar
                                                  2000    2001    2001    2001    2001    2002
                                                 -----  ------  ------  ------  ------  ------
                                                 C>
Operating Revenue
  Premiums                                        16.2    19.1    32.5    13.2    12.7    12.2
  Surrender charges                                9.1     9.1     8.5     6.5     7.2     7.9
  Expense assessments                            154.2   141.6   138.0   132.0   126.2   127.7
  Other revenue and fees                           3.5     1.7     3.9     1.2    10.0     5.8
  Net investment income                          335.0   341.3   339.3   346.6   342.6   349.9
                                                 -----  ------  ------  ------  ------  ------
       Operating Revenue                         518.1   512.8   522.1   499.5   498.7   503.5
                                                 -----  ------  ------  ------  ------  ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      59.0    69.8    72.6    66.3    55.3    55.4
    Interest credited to policy balances         213.2   209.4   209.7   217.2   227.5   226.1
  Underwriting, acquisition,
     insurance and other expenses                143.2   134.6   126.0   132.8   131.1   124.9
  Goodwill amortization                            0.3     0.3     0.3     0.3     0.3
                                                 -----  ------  ------  ------  ------  ------
  Operating Benefits and Expenses                415.7   414.1   408.6   416.6   414.2   406.4
                                                 -----  ------  ------  ------  ------  ------

         Income from Operations Before Tax       102.3    98.7   113.6    82.9    84.5    97.1

  Federal income taxes                            15.9    16.3    22.8    10.4     9.7    16.7
                                                 -----  ------  ------  ------  ------  ------
       Income from Operations                     86.4    82.3    90.8    72.4    74.8    80.4
                                                 -----  ------  ------  ------  ------  ------

  Realized gains (losses) on investments           2.8    (1.4)   (6.7)  (13.5)  (20.7)  (32.8)
  Gains (losses) on derivatives                           (0.1)    0.1    (0.3)    0.1     0.0
  Restructuring charges                                   (0.7)   (0.6)    0.0     0.0     0.0
                                                 -----  ------  ------  ------  ------  ------
 Income before Accounting Changes                 89.2    80.2    83.6    58.6    54.2    47.6
  Cumulative effect of accounting changes                 (3.6)   (3.7)    0.0     0.0     0.0
                                                 -----  ------  ------  ------  ------  ------
       Net Income                                 89.2    76.6    79.9    58.6    54.2    47.6
                                                 =====  ======  ======  ======  ======  ======

Inc from Oper -before Goodwill Amort.             86.7    82.6    91.1    72.7    75.1    80.4
Net Income -before Goodwill Amort.                89.5    76.9    80.2    58.9    54.5    47.6

Effective tax rate                               15.6%   16.6%   20.1%   12.6%   11.5%   17.2%

Operating Revenue                                518.1   512.8   522.1   499.5   498.7   503.5
Realized gains (losses) on investments             4.2    (2.2)  (10.3)  (20.8)  (31.3)  (50.5)
Gains (losses) on derivatives                             (0.2)    0.2    (0.5)    0.2     0.0
                                                 -----  ------  ------  ------  ------  ------
    Total Revenue                                522.3   510.4   512.1   478.2   467.5   453.0
                                                 =====  ======  ======  ======  ======  ======

Average capital                                 1686.0  1797.9  1787.1  1902.9  1824.9  2041.6
Return on average capital                        20.5%   18.3%   20.3%   15.2%   16.4%   15.8%
                                                 -----  ------  ------  ------  ------  ------




                                                                                                                    PAGE 15
                                                         Lincoln Retirement
                                               Annuity Account Value Roll Forward
                                                 Unaudited [Billions of Dollars]

                                                                          1997         1998      1999       2000        2001
                                                                        -------       ------    ------     ------      ------
Fixed Annuities- Bal Beg-of-Year                                         17.634       17.214    18.111     18.210      16.615

  Gross Deposits                                                          1.632        1.452     2.563      2.074       3.342
  Withdrawals (incl charges) & deaths                                    (2.220)      (2.468)   (2.521)    (3.283)     (2.448)
                                                                        -------       ------    ------     ------      ------
      Net cash flows                                                     (0.588)      (1.016)    0.042     (1.209)      0.894
  Transfer from (to) var annuities                                       (1.336)      (0.356)   (0.783)    (1.329)     (0.428)
  Interest credited                                                       0.978        0.994     0.840      0.944       0.923
  Acq of new business/companies                                           0.527        1.274
                                                                        -------       ------    ------     ------      ------
     Fixed Annuities-Gross                                               17.214       18.111    18.210     16.615      18.004
                                                                        -------       ------    ------     ------      ------
Reinsurance Ceded                                                        (1.757)      (1.606)   (1.419)    (1.221)     (1.514)
                                                                        -------       ------    ------     ------      ------
     Fixed Annuities-Bal End -of-Year                                    15.458       16.505    16.791     15.394      16.491
                                                                        -------       ------    ------     ------      ------

     Fixed Annuities Incremental Deposits *                               1.412        1.265     2.310      1.918       3.213


Variable Annuities-Bal Beg-of-Year                                       20.383       27.346    33.358     41.493      39.427

  Gross Deposits                                                          2.695        2.791     2.553      3.165       3.067
  Withdrawals (incl charges) & deaths                                    (2.038)      (3.019)   (3.760)    (4.830)     (3.856)
                                                                        -------       ------    ------     ------      ------
      Net cash flows                                                      0.657       (0.228)   (1.207)    (1.665)     (0.789)
  Transfer from (to) fixed annuities                                      1.335        0.389     0.787      1.320       0.428
  Invest inc & change in mkt value                                        4.971        5.414     8.555     (1.721)     (4.428)
  Acq(sale) of new business/companies                                                  0.437
                                                                        -------       ------    ------     ------      ------
     Var Annuities-Bal End-of-Year                                       27.346       33.358    41.493     39.427      34.638
                                                                        -------       ------    ------     ------      ------

     Variable Annuities Incremental Deposits *                            2.585        2.641     2.409      2.667       2.624


 Total Annuities - Bal Beg-of-Year                                       38.017       44.561    51.469     59.704      56.043

  Gross Deposits                                                          4.327        4.244     5.116      5.239       6.409
  Withdrawals (incl charges) & deaths                                    (4.258)      (5.487)   (6.281)    (8.113)     (6.304)
                                                                        -------       ------    ------     ------      ------
    Net cash flows                                                        0.069       (1.244)   (1.165)    (2.874)      0.105
  Transfers                                                              (0.001)       0.033     0.004     (0.009)      0.000
  Interest credited & change in mkt value                                 5.949        6.408     9.395     (0.777)     (3.505)
  Acq of new business/companies                                           0.527        1.711
                                                                        -------       ------    ------     ------      ------
     Total Gross Annuities-Bal End-of-Year                               44.561       51.469    59.704     56.043      52.643
Reinsurance Ceded                                                        (1.757)      (1.606)   (1.419)    (1.221)     (1.514)
                                                                        -------       ------    ------     ------      ------
Total Annuities (Net of Ceded) - Bal End-of-Year                         42.804       49.863    58.284     54.821      51.129
                                                                        =======       ======    ======     ======      ======

     Total Annuities Incremental Deposits *                               3.997        3.906     4.719      4.585       5.837

     Var Ann Under Agree - Included above                                              0.649     0.719      0.941       1.077


Fixed Annuities - excluding fixed portion of variable contracts
Deposits                                                                                         0.709      0.134       1.712
Withdrawals                                                                                     (1.367)    (0.612)     (1.604)
Net Flows                                                                                       (0.658)    (0.479)      0.108

Variable Annuities - including fixed portion of variable contracts
Deposits                                                                                         4.407      1.252       4.697
Withdrawals                                                                                     (4.915)    (1.473)     (4.700)
Net Flows                                                                                       (0.508)    (0.221)     (0.003)

Fixed Portion of Variable Contracts
Deposits                                                                                         1.853      1.543       1.630
Withdrawals                                                                                     (1.154)    (0.873)     (0.844)
Net Flows                                                                                        0.699      0.670       0.786


*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.




3/31/02                                                                                                             PAGE 16
                                                     Lincoln Retirement
                                             Annuity Account Value Roll Forward
                                               Unaudited [Billions of Dollars]

                                                            Jun         Sep         Dec         Mar         Jun         Sep
                                                           1999        1999        1999        2000        2000        2000
                                                       --------    --------    --------    --------    --------    --------

Fixed Annuities-Bal Beg-of-Quarter                       18.225      18.303      18.406      18.210      17.615      17.200

  Gross Deposits                                          0.654       0.678       0.741       0.589       0.490       0.513
  Withdrawals (incl charges) & deaths                    (0.593)     (0.567)     (0.782)     (0.875)     (0.796)     (0.802)
                                                       --------    --------    --------    --------    --------    --------
      Net cash flows                                      0.061       0.111      (0.040)     (0.287)     (0.307)     (0.288)
  Transfer from (to) var annuities                       (0.211)     (0.238)     (0.300)     (0.550)     (0.346)     (0.217)
  Interest credited                                       0.228       0.231       0.144       0.241       0.238       0.235
  Acq of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Fixed Annuities-Gross                               18.303      18.406      18.210      17.615      17.200      16.930
Reinsurance Ceded                                        (1.524)     (1.473)     (1.419)     (1.371)     (1.316)     (1.270)
                                                       --------    --------    --------    --------    --------    --------
     Fixed Annuities-Bal End-of-Quarter                  16.779      16.934      16.791      16.244      15.884      15.660
                                                       --------    --------    --------    --------    --------    --------

     Fixed Annuities Incremental Deposits *               0.622       0.644       0.582       0.560       0.447       0.464


Variable Annuities-Bal Beg-of-Quarter                    34.148      37.233      35.613      41.493      44.640      43.097

  Gross Deposits                                          0.651       0.634       0.634       0.797       0.793       0.729
  Withdrawals (incl charges) & deaths                    (0.912)     (0.938)     (1.084)     (1.210)     (1.168)     (1.253)
                                                       --------    --------    --------    --------    --------    --------
      Net cash flows                                     (0.261)     (0.304)     (0.450)     (0.413)     (0.375)     (0.524)
  Transfer from (to) fixed annuities                      0.213       0.237       0.303       0.549       0.343       0.216
  Invest inc & change in mkt value                        3.133      (1.553)      6.027       3.011      (1.511)     (0.046)
  Acq(sale) of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Var Annuities-Bal End-of-Quarter                    37.233      35.613      41.493      44.640      43.097      42.743
                                                       --------    --------    --------    --------    --------    --------

     Variable Annuities Incremental Deposits              0.622       0.589       0.592       0.732       0.699       0.586


 Total Annuities -Bal Beg-of-Quarter                     52.373      55.536      54.020      59.704      62.255      60.297

  Gross Deposits                                          1.305       1.312       1.375       1.386       1.283       1.242
  Withdrawals (incl charges) & deaths                    (1.505)     (1.505)     (1.865)     (2.085)     (1.964)     (2.055)
                                                       --------    --------    --------    --------    --------    --------
    Net cash flows                                       (0.200)     (0.193)     (0.490)     (0.700)     (0.682)     (0.812)
  Transfers                                               0.002      (0.001)      0.003      (0.001)     (0.003)     (0.001)
  Interest credited & change in mkt value                 3.361      (1.322)      6.171       3.252      (1.273)      0.189
  Acq of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Total Gross Annuities-Bal End-of-Quarter            55.536      54.020      59.704      62.255      60.297      59.673
                                                       --------    --------    --------    --------    --------    --------
Reinsurance Ceded                                        (1.524)     (1.473)     (1.419)     (1.371)     (1.316)     (1.270)
                                                       --------    --------    --------    --------    --------    --------
Total Annuities (Net of Ceded) - Bal End-of-Qtr          54.012      52.547      58.284      60.884      58.981      58.403
                                                       ========    ========    ========    ========    ========    ========

     Total Annuities Incremental Deposits *               1.244       1.233       1.174       1.292       1.145       1.050

     Var Ann Under Agree - Included above                 0.685       0.639       0.719       0.866       0.868       0.962


                                                            Dec         Mar         Jun         Sep         Dec         Mar
                                                           2000        2001        2001        2001        2001        2002
                                                       --------    --------    --------    --------    --------    --------
Fixed Annuities-Bal Beg-of-Quarter                       16.930      16.615      16.599      16.697      17.317      18.004

  Gross Deposits                                          0.482       0.560       0.668       0.896       1.218       0.906
  Withdrawals (incl charges) & deaths                    (0.810)     (0.787)     (0.574)     (0.525)     (0.562)     (0.730)
                                                       --------    --------    --------    --------    --------    --------
      Net cash flows                                     (0.328)     (0.227)      0.094       0.372       0.656       0.176
  Transfer from (to) var annuities                       (0.216)     (0.014)     (0.222)      0.021      (0.213)     (0.232)
  Interest credited                                       0.230       0.225       0.226       0.228       0.244       0.230
  Acq of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Fixed Annuities-Gross                               16.615      16.599      16.697      17.317      18.004      18.178
Reinsurance Ceded                                        (1.221)     (1.169)     (1.146)     (1.266)     (1.514)     (1.645)
                                                       --------    --------    --------    --------    --------    --------
     Fixed Annuities-Bal End-of-Quarter                  15.394      15.430      15.551      16.051      16.491      16.533
                                                       --------    --------    --------    --------    --------    --------

     Fixed Annuities Incremental Deposits *               0.447       0.536       0.611       0.873       1.193       0.881


Variable Annuities-Bal Beg-of-Quarter                    42.743      39.427      34.733      36.961      30.506      34.638

  Gross Deposits                                          0.846       0.887       0.703       0.684       0.793       0.808
  Withdrawals (incl charges) & deaths                    (1.199)     (1.250)     (0.993)     (0.795)     (0.818)     (0.896)
                                                       --------    --------    --------    --------    --------    --------
      Net cash flows                                     (0.353)     (0.363)     (0.290)     (0.111)     (0.025)     (0.088)
  Transfer from (to) fixed annuities                      0.212       0.011       0.227      (0.023)      0.213       0.234
  Invest inc & change in mkt value                       (3.175)     (4.342)      2.291      (6.321)      3.944       0.366
  Acq(sale) of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Var Annuities-Bal End-of-Quarter                    39.427      34.733      36.961      30.506      34.638      35.150
                                                       --------    --------    --------    --------    --------    --------

     Variable Annuities Incremental Deposits              0.650       0.683       0.612       0.604       0.725       0.725


 Total Annuities -Bal Beg-of-Quarter                     59.673      56.043      51.332      53.658      47.824      52.643

  Gross Deposits                                          1.328       1.447       1.371       1.580       2.011       1.714
  Withdrawals (incl charges) & deaths                    (2.009)     (2.037)     (1.567)     (1.320)     (1.380)     (1.626)
                                                       --------    --------    --------    --------    --------    --------
    Net cash flows                                       (0.681)     (0.590)     (0.196)      0.261       0.631       0.088
  Transfers                                              (0.004)     (0.003)      0.005      (0.002)                  0.002
  Interest credited & change in mkt value                (2.945)     (4.117)      2.517      (6.093)      4.188       0.596
  Acq of new business/companies
                                                       --------    --------    --------    --------    --------    --------
     Total Gross Annuities-Bal End-of-Quarter            56.043      51.332      53.658      47.824      52.643      53.329
Reinsurance Ceded                                        (1.221)     (1.169)     (1.146)     (1.266)     (1.514)     (1.645)
                                                       --------    --------    --------    --------    --------    --------
Total Annuities (Net of Ceded) - Bal End-of-Qtr          54.821      50.163      52.512      46.558      51.129      51.684
                                                       ========    ========    ========    ========    ========    ========

     Total Annuities Incremental Deposits *               1.097       1.219       1.223       1.477       1.918       1.606

     Var Ann Under Agree - Included above                 0.941       0.904       0.975       0.907       1.077       1.207

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.


                                                            Jun         Sep         Dec         Mar         Jun         Sep
                                                           1999        1999        1999        2000        2000        2000
                                                       --------    --------    --------    --------    --------    --------
Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                                  0.151       0.147       0.275       0.134       0.126       0.114
Withdrawals                                              (0.318)     (0.329)     (0.428)     (0.612)     (0.557)     (0.532)
Net Flows                                                (0.167)     (0.182)     (0.152)     (0.479)     (0.431)     (0.417)

Variable Annuities - including
fixed portion of variable contracts
Deposits                                                  1.154       1.165       1.100       1.252       1.157       1.128
Withdrawals                                              (1.187)     (1.176)     (1.438)     (1.473)     (1.408)     (1.523)
Net Flows                                                (0.033)     (0.011)     (0.338)     (0.221)     (0.251)     (0.395)

Fixed Portion of Variable Contracts
Deposits                                                  0.503       0.531       0.466       0.455       0.364       0.399
Withdrawals                                              (0.275)     (0.238)     (0.354)     (0.263)     (0.240)     (0.270)
Net Flows                                                 0.228       0.293       0.112       0.192       0.124       0.129


                                                            Dec         Mar         Jun         Sep         Dec         Mar
                                                           2000        2001        2001        2001        2001        2002
                                                       --------    --------    --------    --------    --------    --------
Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                                  0.085       0.160       0.329       0.489       0.734       0.505
Withdrawals                                              (0.570)     (0.556)     (0.356)     (0.340)     (0.352)     (0.463)
Net Flows                                                (0.485)     (0.396)     (0.027)      0.149       0.382       0.042

Variable Annuities - including
fixed portion of variable contracts
Deposits                                                  1.243       1.287       1.042       1.091       1.277       1.209
Withdrawals                                              (1.439)     (1.481)     (1.211)     (0.979)     (1.028)     (1.163)
Net Flows                                                (0.196)     (0.194)     (0.169)      0.112       0.249       0.046

Fixed Portion of Variable Contracts
Deposits                                                  0.397       0.400       0.339       0.407       0.484       0.401
Withdrawals                                              (0.240)     (0.231)     (0.218)     (0.184)     (0.210)     (0.267)
Net Flows                                                 0.157       0.169       0.121       0.223       0.274       0.134




3/31/2002                                                                                                          PAGE 17
                                                       Life Insurance Segment
                                                Income Statements & Operational Data
                                                   Unaudited [Millions of Dollars]

                                                           Dec            Dec            Dec            Dec            Dec
                                                          1997           1998           1999           2000           2001
                                                      --------       --------       --------       --------       --------
Operating Revenue
  Premiums                                                64.8          185.9          235.8          227.3          212.4
  Surrender charges                                        9.8           52.1           66.3           66.4           66.1
  Mortality assessments                                  161.2          350.1          444.6          465.2          499.4
  Expense assessments                                     28.6          146.2          165.8          191.8          191.4
  Other revenue and fees                                   9.0            2.6            9.8           14.2           17.9
  Net investment income                                  268.2          642.6          840.1          871.5          910.2
                                                      --------       --------       --------       --------       --------
       Operating Revenue                                 541.5         1379.5         1762.6         1836.4         1897.5
                                                      --------       --------       --------       --------       --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                             143.6          371.2          430.5          411.5          418.5
    Div accum & div to policyholders                      20.4           70.7           81.5           80.8           78.5
    Interest credited to policy bal.                     153.0          393.1          493.8          525.4          569.9
  Underwriting, acquisition,
     insurance and other expenses                        172.1          293.1          399.1          384.8          374.7
  Goodwill amortization                                    0.1           19.7           23.4           23.7           23.7
                                                      --------       --------       --------       --------       --------
     Operating Benefits and Expenses                     489.3         1147.8         1428.2         1426.3         1465.4
                                                      --------       --------       --------       --------       --------

         Income from Operations Before Tax                52.3          231.6          334.3          410.1          432.1

  Federal income taxes                                    12.4           82.4          122.3          150.1          153.0

                                                      --------       --------       --------       --------       --------
       Income from Operations                             39.9          149.2          212.0          259.9          279.0
                                                      --------       --------       --------       --------       --------

  Realized gains (losses) on investments                  (0.8)          (1.7)          (0.5)         (10.7)         (38.5)
  Gains (losses) on derivatives                                                                                        1.6
  Restructuring charges                                    0.0          (20.0)           0.0            0.0           (3.5)
                                                      --------       --------       --------       --------       --------
Income before Accounting Changes                          39.1          127.5          211.5          249.3          238.6
  Cumulative effect of accounting changes                                                                             (5.5)
                                                      --------       --------       --------       --------       --------
       Net Income                                         39.1          127.5          211.5          249.3          233.1
                                                      ========       ========       ========       ========       ========

Inc from Oper -before Goodwill Amort.                     40.0          168.9          235.4          283.6          302.7
Net Income -before Goodwill Amort.                        39.2          147.1          234.9          273.0          256.7

Effective tax rate                                       23.7%          35.6%          36.6%          36.6%          35.4%

Operating Revenue                                        541.5        1,379.5        1,762.6         1836.4         1897.5
Realized gains (losses) on investments                     3.2           (1.0)          (2.2)         (17.4)         (57.6)
Gains (losses) on derivatives                                                                                          0.7
                                                      --------       --------       --------       --------       --------
    Total Revenue                                        544.8         1378.5         1760.4         1819.0         1840.6
                                                      ========       ========       ========       ========       ========

Average capital                                          384.9         1948.0         2712.3         2640.2         2731.5
Return on average capital                                10.4%           7.7%           7.8%           9.8%          10.2%


First Year Premiums by Product (Millions)
    Universal Life                                       114.0          233.0          342.9          289.3          292.7
    Variable Universal Life                               52.9          101.3          142.2          218.7          228.6
    Whole Life                                             5.4           20.0           23.9           22.4           26.3
    Term                                                  33.0           48.0           45.9           41.9           30.8
                                                      --------       --------       --------       --------       --------
        Total Retail                                     205.3          402.3          555.0          572.3          578.4
    Corporate Owned Life Insurance (COLI)                  0.0            4.0           14.7           87.0           47.3
                                                      --------       --------       --------       --------       --------
        Total                                            205.3          406.3          569.7          659.3          625.6
                                                      --------       --------       --------       --------       --------

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors                                71.0           35.0          188.3          200.6          196.1
Lincoln Financial Distributors                           134.3          356.3          367.9          444.7          413.0
Other*                                                     0.0           15.0           13.5           14.0           16.6
                                                      --------       --------       --------       --------       --------
    Total by Distribution                                205.3          406.3          569.7          659.3          625.6
                                                      ========       ========       ========       ========       ========

Life Insurance In-Force (Billions)
  Universal Life & Other                                32.827        105.837        109.288        115.872        121.168
  Term Insurance                                        30.337         67.076         85.701        100.130        113.226
                                                      --------       --------       --------       --------       --------
     Total  Life Segment In-Force                       63.164        172.914        194.988        216.002        234.394
                                                      ========       ========       ========       ========       ========


*Other consists of distribution arrangements with third-party intermediaries.




3/31/2002                                                                                      PAGE 18
                                               Life Insurance Segment
                                        Income Statements & Operational Data
                                           Unaudited [Millions of Dollars]

For the Quarter Ended                                 Jun      Sep      Dec      Mar      Jun      Sep
                                                     1999     1999     1999     2000     2000     2000
                                                 --------  -------  -------  -------  -------  -------

Operating Revenue
  Premiums                                           57.8     52.4     71.1     53.0     56.3     50.9
  Surrender charges                                  16.5     17.1     18.0     16.2     16.5     13.8
  Mortality assessments                             111.4    110.5    113.9    112.2    114.5    116.3
  Expense assessments                                35.4     42.8     48.0     45.3     44.1     46.9
  Other revenue and fees                              1.6      2.4      3.9      3.2      3.6      3.8
  Net investment income                             207.8    209.6    214.8    215.6    215.5    220.6
                                                 --------  -------  -------  -------  -------  -------
       Operating Revenue                            430.6    434.9    469.6    445.5    450.5    452.4
                                                 --------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                        108.7    105.4    112.8     98.4     96.3     95.8
    Div accum & div to policyholders                 21.0     19.2     21.0     20.4     18.7     16.4
    Interest credited to policy bal.                123.0    122.8    122.3    126.3    128.7    134.0
  Underwriting, acquisition,
     insurance and other expenses                    86.5     99.1    117.8     99.4    100.9     94.9
  Goodwill amortization                               5.0      6.4      6.0      5.9      5.9      5.9
                                                 --------  -------  -------  -------  -------  -------
     Operating Benefits and Expenses                344.1    353.0    379.9    350.3    350.6    347.0
                                                 --------  -------  -------  -------  -------  -------

         Income from Operations Before Tax           86.5     82.0     89.8     95.2     99.9    105.4

  Federal income taxes                               32.0     29.4     32.8     34.8     37.4     38.9

                                                 --------  -------  -------  -------  -------  -------
       Income from Operations                        54.4     52.6     57.0     60.4     62.4     66.5
                                                 --------  -------  -------  -------  -------  -------

  Realized gains (losses) on investments             (2.9)     1.4      2.8     (2.4)    (4.0)     1.0
  Gains (losses) on derivatives
  Restructuring charges
                                                 --------  -------  -------  -------  -------  -------
Income before Accounting Changes                     51.5     54.0     59.7     58.1     58.4     67.4
  Cumulative effect of accounting changes
       Net Income                                    51.5     54.0     59.7     58.1     58.4     67.4
                                                 ========  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill Amort.                59.5     59.0     63.0     66.3     68.4     72.4
Net Income -before Goodwill Amort.                   56.6     60.4     65.8     64.0     64.4     73.4

Effective tax rate                                  37.0%    35.9%    36.5%    36.5%    37.5%    36.9%

Operating Revenue                                   430.6    434.9    469.6    445.5    450.5    452.4
Realized gains (losses) on investments               (4.4)     2.1      3.4     (3.8)    (6.3)     0.8
Gains (losses) on derivatives
                                                 --------  -------  -------  -------  -------  -------
    Total Revenue                                   426.3    437.1    473.1    441.7    444.2    453.2
                                                 ========  =======  =======  =======  =======  =======

Average capital                                    2739.4   2707.4   2686.0   2655.3   2615.0   2650.5
Return on average capital                            7.9%     7.8%     8.5%     9.1%     9.6%    10.0%


First Year Premiums by Product (Millions)

    Universal Life                                   81.2     75.6    113.2     72.3     63.7     72.4
    Variable Universal Life                          26.9     30.0     55.6     44.0     44.5     55.1
    Whole Life                                        5.2      6.4      8.0      3.9      4.5      6.0
    Term                                             11.9     10.5     11.0     13.1     12.1      9.1
                                                 --------  -------  -------  -------  -------  -------
        Total Retail                                125.2    122.5    187.8    133.3    124.8    142.6
    Corporate Owned Life Insurance (COLI)             6.6      2.3      4.0     12.7     19.5      5.8
                                                 --------  -------  -------  -------  -------  -------
        Total                                       131.8    124.8    191.9    146.0    144.3    148.4
                                                 --------  -------  -------  -------  -------  -------

First Year Premiums by Distribution
(Millions)
Lincoln Financial Advisors                           35.1     39.4     72.8     46.1     37.0     51.3
Lincoln Financial Distributors                       93.3     82.0    115.0     96.8    104.4     92.9
Other*                                                3.3      3.4      4.1      3.0      2.9      4.2
                                                 --------  -------  -------  -------  -------  -------
    Total by Distribution                           131.8    124.8    191.9    146.0    144.3    148.4
                                                 ========  =======  =======  =======  =======  =======

Insurance In-Force (Billions)
  Universal Life & Other                          106.047  106.945  109.288  108.817  110.448  112.884
  Term Insurance                                   78.431   81.963   85.701   92.857   97.039   98.424
                                                 --------  -------  -------  -------  -------  -------
     Total Segment In-Force                       184.478  188.908  194.988  201.674  207.487  211.308
                                                 ========  =======  =======  =======  =======  =======


For the Quarter Ended                                Dec      Mar      Jun      Sep      Dec      Mar
                                                    2000     2001     2001     2001     2001     2002
                                                 --------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                           67.1     50.9     50.7     46.4     64.4     51.1
  Surrender charges                                  19.9     17.2     13.5     15.6     19.9     11.7
  Mortality assessments                             122.1    124.3    124.8    124.7    125.5    123.9
  Expense assessments                                55.5     47.4     45.3     46.0     52.8     46.9
  Other revenue and fees                              3.7      5.1      3.8      3.0      6.0      5.7
  Net investment income                             219.7    223.0    227.4    233.2    226.6    226.0
                                                  -------  -------  -------  -------  -------  -------
       Operating Revenue                            488.0    467.9    465.5    468.9    495.2    465.3
                                                  -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                        121.0     99.9    103.5    102.3    112.9    104.1
    Div accum & div to policyholders                 25.3     17.5     19.0     16.5     25.4     17.8
    Interest credited to policy bal.                136.5    138.3    141.2    143.5    146.9    146.3
  Underwriting, acquisition,
     insurance and other expenses                    89.6     98.8     92.0     92.5     91.4     92.1
  Goodwill amortization                               5.9      5.9      5.9      5.9      5.9
                                                  -------  -------  -------  -------  -------  -------
     Operating Benefits and Expenses                378.4    360.5    361.7    360.8    382.5    360.2
                                                  -------  -------  -------  -------  -------  -------

         Income from Operations Before Tax          109.6    107.4    103.8    108.1    112.7    105.1

  Federal income taxes                               39.0     38.8     36.7     38.1     39.5     34.0

                                                  -------  -------  -------  -------  -------  -------
       Income from Operations                        70.6     68.6     67.1     70.1     73.2     71.1
                                                  -------  -------  -------  -------  -------  -------

  Realized gains (losses) on investments             (5.2)    (5.4)    (6.4)    (5.3)   (21.3)   (26.9)
  Gains (losses) on derivatives                               (0.0)     0.1     (0.0)     1.5      0.0
  Restructuring charges                                                (2.0)             (1.5)
                                                  -------  -------  -------  -------  -------  -------
Income before Accounting Changes                     65.4     63.2     58.8     64.7     51.9     44.2
  Cumulative effect of accounting changes                     (0.2)    (5.3)     0.0     (0.0)     0.0
       Net Income                                    65.4     62.9     53.5     64.7     51.9     44.2
                                                  =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill Amort.                76.5     74.5     73.0     76.0     79.1     71.1
Net Income -before Goodwill Amort.                   71.3     68.9     59.5     70.6     57.8     44.2

Effective tax rate                                  35.6%    36.1%    35.3%    35.2%    35.0%    32.3%

Operating Revenue                                   488.0    467.9    465.5    468.9    495.2    465.3
Realized gains (losses) on investments               (8.1)    (8.2)   (10.0)    (8.2)   (31.1)   (41.4)
Gains (losses) on derivatives                                 (0.0)     0.2     (0.1)     0.6      0.0
                                                  -------  -------  -------  -------  -------  -------
    Total Revenue                                   479.9    459.6    455.7    460.6    464.7    423.9
                                                  =======  =======  =======  =======  =======  =======

Average capital                                    2640.0   2729.8   2715.7   2736.3   2744.4   2801.9
Return on average capital                           10.7%    10.1%     9.9%    10.2%    10.7%    10.2%


First Year Premiums by Product (Millions)

    Universal Life                                   80.9     57.7     70.0     67.4     97.5     86.4
    Variable Universal Life                          75.1     56.0     52.2     50.1     70.2     39.0
    Whole Life                                        8.0      4.1      5.1      6.7     10.4      5.2
    Term                                              7.6      6.5      7.2      8.1      9.1      8.7
                                                 --------  -------  -------  -------  -------  -------
        Total Retail                                171.6    124.2    134.6    132.4    187.2    139.4
    Corporate Owned Life Insurance (COLI)            49.0      7.1     21.0      5.1     14.2      6.9
                                                  -------  -------  -------  -------  -------  -------
        Total                                       220.7    131.3    155.6    137.4    201.3    146.3
                                                  -------  -------  -------  -------  -------  -------

First Year Premiums by Distribution
(Millions)
Lincoln Financial Advisors                           66.2     38.1     48.2     41.8     68.0     41.5
Lincoln Financial Distributors                      150.6     89.1    104.0     90.4    129.5    100.9
Other*                                                3.9      4.2      3.4      5.2      3.8      3.8
                                                  -------  -------  -------  -------  -------  -------
    Total by Distribution                           220.7    131.3    155.6    137.4    201.3    146.3
                                                  =======  =======  =======  =======  =======  =======

Insurance In-Force (Billions)
  Universal Life & Other                          115.872  116.747  118.007  119.029  121.168  122.316
  Term Insurance                                  100.130  102.467  105.265  108.723  113.226  117.752
                                                  -------  -------  -------  -------  -------  -------
     Total Segment In-Force                       216.002  219.214  223.272  227.751  234.394  240.068
                                                  =======  =======  =======  =======  =======  =======


*Other consists of distribution arrangements with third-party intermediaries.




3/31/2002                                                                                                  PAGE 19
                                                  Life Insurance Segment
                                        Life Insurance Account Value Roll Forward
                                              Unaudited [Billions of Dollars]

                                                          1997         1998         1999         2000         2001
                                                      --------     --------     --------     --------     --------

Universal Life-Bal Beg-of-Year                           2.530        2.558        6.259        6.650        6.976

  Deposits                                               0.278        0.675        1.017        0.955        1.043
  Withdrawals & deaths                                  (0.399)      (0.701)      (0.452)      (0.426)      (0.319)
                                                      --------     --------     --------     --------     --------
      Net cash flows                                    (0.121)      (0.026)       0.564        0.528        0.724
  Policyholder assessments                                                        (0.544)      (0.584)      (0.598)
  Interest credited                                      0.149        0.350        0.370        0.382        0.405
  Acq of new business/transfers between segments         0.000        3.378        0.000        0.000        0.000
                                                      --------     --------     --------     --------     --------
     Universal Life-Bal End of Year (1)                  2.558        6.259        6.650        6.976        7.508
                                                      --------     --------     --------     --------     --------

Variable Universal Life-Bal Beg-of-Year                  0.339        0.480        1.200        1.605        1.808

  Deposits                                               0.106        0.193        0.326        0.607        0.584
  Withdrawals & deaths                                  (0.040)      (0.100)      (0.099)      (0.132)      (0.251)
                                                      --------     --------     --------     --------     --------
      Net cash flows                                     0.065        0.093        0.228        0.475        0.332
  Policyholder assessments                                            0.000       (0.084)      (0.141)      (0.170)
  Invest inc & chg in mkt value                          0.076        0.105        0.370       (0.130)      (0.225)
  Acq of new business/transfers between segments         0.000        0.522       (0.110)       0.000        0.000
                                                      --------     --------     --------     --------     --------
      Variable Universal Life-Bal End-of-Year            0.480        1.200        1.605        1.808        1.746
                                                      --------     --------     --------     --------     --------

Interest Sensitive Whole Life-Bal Beg-of-Year                                      1.784        1.963        2.062

  Deposits                                                            0.340        0.355        0.322        0.307
  Withdrawals & deaths                                               (0.294)      (0.162)      (0.168)      (0.200)
                                                      --------     --------     --------     --------     --------
      Net cash flows                                                  0.046        0.193        0.154        0.107
  Policyholder assessments                                                        (0.168)      (0.168)      (0.164)
  Interest credited                                                   0.096        0.109        0.113        0.118
  Acq of new business/transfers between segments                      1.642        0.045
                                                      --------     --------     --------     --------     --------
     Int Sensitive Whole Life-Bal End-of-Year                         1.784        1.963        2.062        2.123


Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                          2.869        3.038        9.243       10.217       10.847

  Deposits                                               0.384        1.207        1.698        1.884        1.934
  Withdrawals & deaths                                  (0.439)      (1.095)      (0.713)      (0.727)      (0.771)
                                                      --------     --------     --------     --------     --------
      Net cash flows                                    (0.056)       0.113        0.985        1.158        1.163
  Policyholder assessments                                                        (0.795)      (0.893)      (0.931)
  Invest inc & change in market value                    0.225        0.551        0.849        0.364        0.299
  Acq of new business/transfers between segments                      5.542       (0.065)
                                                      --------     --------     --------     --------     --------
     Total Segment-Bal End-of-Year                       3.038        9.243       10.217       10.847       11.377
                                                      ========     ========     ========     ========     ========


(1) Includes fixed investment option of VUL products.




3/31/2002                                                                                         PAGE 20
                                          Life Insurance Segment
                                Life Insurance Account Value Roll Forward
                                     Unaudited [Billions of Dollars]

For the Quarter Ended                                    Jun      Sep      Dec      Mar      Jun      Sep
                                                        1999     1999     1999     2000     2000     2000
                                                     -------  -------  -------  -------  -------  -------

Universal Life-Bal Beg-of-Quarter                      6.374    6.434    6.519    6.650    6.729    6.782

  Deposits                                             0.238    0.239    0.306    0.252    0.212    0.227
  Withdrawals & deaths                                (0.152)  (0.109)  (0.124)  (0.121)  (0.111)  (0.080)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.086    0.129    0.182    0.131    0.101    0.146
  Policyholder assessments                            (0.133)  (0.136)  (0.145)  (0.145)  (0.143)  (0.146)
  Interest credited                                    0.107    0.091    0.093    0.093    0.095    0.096
  Acq of new business/transfers between segments                                  0.000             0.000
                                                     -------  -------  -------  -------  -------  -------
     Universal Life-Bal End-of-Quarter (1)             6.434    6.519    6.650    6.729    6.782    6.878
                                                     -------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter             1.177    1.298    1.285    1.605    1.771    1.764

  Deposits                                             0.068    0.074    0.107    0.112    0.128    0.123
  Withdrawals & deaths                                (0.013)  (0.049)  (0.025)  (0.019)  (0.028)  (0.037)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.055    0.025    0.082    0.093    0.100    0.085
  Policyholder assessments                            (0.020)  (0.020)  (0.024)  (0.032)  (0.033)  (0.036)
  Invest inc & chg in mkt value                        0.087   (0.018)   0.262    0.105   (0.074)  (0.001)
  Acq of new business/transfers between segments                                  0.000
                                                     -------  -------  -------  -------  -------  -------
      Variable Universal Life-Bal End-of-Quarter       1.298    1.285    1.605    1.771    1.764    1.812
                                                     -------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life-Bal Beg-of-Quarter       1.865    1.895    1.922    1.963    1.970    1.993

  Deposits                                             0.073    0.086    0.113    0.060    0.071    0.079
  Withdrawals & deaths                                (0.030)  (0.044)  (0.050)  (0.042)  (0.037)  (0.033)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.044    0.043    0.062    0.018    0.034    0.045
  Policyholder assessments                            (0.039)  (0.042)  (0.048)  (0.039)  (0.040)  (0.040)
  Interest credited                                    0.025    0.027    0.026    0.028    0.028    0.027
  Acq of new business/transfers between segments
                                                     -------  -------  -------  -------  -------  -------
     Int Sensitive Whole Life-Bal End-of-Quarter       1.895    1.922    1.963    1.970    1.993    2.026
                                                     -------  -------  -------  -------  -------  -------

Total Segment-Life Insurance Account Values
Bal Beg-of-Quarter                                     9.416    9.628    9.726   10.217   10.470   10.538

  Deposits                                             0.379    0.399    0.526    0.424    0.411    0.428
  Withdrawals & deaths                                (0.195)  (0.202)  (0.199)  (0.182)  (0.176)  (0.151)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.185    0.197    0.327    0.242    0.235    0.277
  Policyholder assessments                            (0.192)  (0.198)  (0.216)  (0.215)  (0.216)  (0.221)
  Invest inc & change in market value                  0.219    0.100    0.381    0.227    0.048    0.123
  Acq of new business/transfers between segments       0.000    0.000    0.000    0.000    0.000    0.000
                                                     -------  -------  -------  -------  -------  -------
     Total Segment-Bal End-of-Quarter                  9.628    9.726   10.217   10.470   10.538   10.716
                                                     =======  =======  =======  =======  =======  =======


For the Quarter Ended                                    Dec      Mar      Jun      Sep      Dec      Mar
                                                        2000     2001     2001     2001     2001     2002
                                                     -------  -------  -------  -------  -------  -------
Universal Life-Bal Beg-of-Quarter                      6.878    6.976    7.063    7.216    7.315    7.508

  Deposits                                             0.265    0.227    0.270    0.233    0.314    0.248
  Withdrawals & deaths                                (0.114)  (0.091)  (0.071)  (0.085)  (0.073)  (0.098)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.151    0.136    0.199    0.147    0.241    0.150
  Policyholder assessments                            (0.150)  (0.147)  (0.147)  (0.150)  (0.153)  (0.158)
  Interest credited                                    0.097    0.098    0.100    0.102    0.105    0.104
  Acq of new business/transfers between segments       0.000                                        0.018
                                                     -------  -------  -------  -------  -------  -------
     Universal Life-Bal End-of-Quarter (1)             6.976    7.063    7.216    7.315    7.508    7.622
                                                     -------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter             1.812    1.808    1.633    1.766    1.527    1.746

  Deposits                                             0.245    0.136    0.138    0.124    0.186    0.129
  Withdrawals & deaths                                (0.048)  (0.049)  (0.060)  (0.055)  (0.088)  (0.055)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.197    0.087    0.078    0.069    0.098    0.074
  Policyholder assessments                            (0.041)  (0.041)  (0.041)  (0.042)  (0.045)  (0.047)
  Invest inc & chg in mkt value                       (0.160)  (0.221)   0.096   (0.266)   0.166    0.013
  Acq of new business/transfers between segments       0.000    0.000                               0.132
                                                     -------  -------  -------  -------  -------  -------
      Variable Universal Life-Bal End-of-Quarter       1.808    1.633    1.766    1.527    1.746    1.919
                                                     -------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life-Bal Beg-of-Quarter       2.026    2.062    2.068    2.084    2.096    2.123

  Deposits                                             0.113    0.056    0.069    0.077    0.105    0.063
  Withdrawals & deaths                                (0.056)  (0.041)  (0.043)  (0.054)  (0.061)  (0.051)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.057    0.014    0.027    0.022    0.044    0.012
  Policyholder assessments                            (0.050)  (0.037)  (0.040)  (0.041)  (0.047)  (0.042)
  Interest credited                                    0.029    0.028    0.030    0.030    0.030    0.033
  Acq of new business/transfers between segments
                                                     -------  -------  -------  -------  -------  -------
     Int Sensitive Whole Life-Bal End-of-Quarter       2.062    2.068    2.084    2.096    2.123    2.126
                                                     -------  -------  -------  -------  -------  -------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                    10.716   10.847   10.764   11.066   10.939   11.377

  Deposits                                             0.622    0.418    0.477    0.434    0.605    0.440
  Withdrawals & deaths                                (0.218)  (0.181)  (0.173)  (0.195)  (0.222)  (0.204)
                                                     -------  -------  -------  -------  -------  -------
      Net cash flows                                   0.404    0.237    0.304    0.239    0.383    0.236
  Policyholder assessments                            (0.241)  (0.225)  (0.228)  (0.232)  (0.246)  (0.246)
  Invest inc & change in market value                 (0.033)  (0.094)   0.226   (0.134)   0.301    0.151
  Acq of new business/transfers between segments       0.000    0.000    0.000    0.000    0.000    0.150
                                                     -------  -------  -------  -------  -------  -------
     Total Segment-Bal End-of-Quarter                 10.847   10.764   11.066   10.939   11.377   11.667
                                                     =======  =======  =======  =======  =======  =======


(1) Includes fixed investment option of VUL products.






                                                                                                     PAGE 21
                                            Investment Management
                                              Income Statements
                                        Unaudited [Millions of Dollars]

For the Year Ended December 31                                      1997     1998     1999     2000     2001
                                                                  ------   ------   ------   ------   ------
Operating Revenue
  Investment advisory fees - External                              229.9    249.0    248.6    231.6    197.2
  Investment advisory fees - Insurance Assets                       68.5     82.5     83.6     88.9     87.5
  Other revenue and fees                                            76.3     92.5    106.6    115.9     99.2
  Net investment income                                             72.8     67.0     56.9     57.7     53.6
                                                                  ------   ------   ------   ------   ------
       Operating Revenue                                           447.5    491.0    495.6    494.2    437.4
                                                                  ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                   396.1    401.5    384.3    408.7    397.8
  Goodwill amortization                                             15.5     16.3     16.2     16.2     16.2
  Interest on notes payable                                          0.1      0.4      0.0      0.0      0.0
                                                                  ------   ------   ------   ------   ------
     Operating Benefits and Expenses                               411.8    418.2    400.5    425.0    414.1
                                                                  ------   ------   ------   ------   ------

         Income from Operations Before Tax                          35.8     72.8     95.1     69.2     23.4

  Federal income taxes                                              17.7     28.9     34.1     25.1      8.7
                                                                  ------   ------   ------   ------   ------
       Income from Operations                                       18.1     43.9     61.0     44.1     14.6
                                                                  ------   ------   ------   ------   ------

  Realized gains (losses) on investments                             7.0      0.5     (0.1)    (2.5)    (2.4)
  Gains (losses) on derivatives                                                                          0.0
  Restructuring charges                                              0.0      0.0     (9.2)    (4.6)    (0.4)
                                                                  ------   ------   ------   ------   ------
Income before Accounting Changes                                    25.1     44.4     51.6     37.0     11.9
  Cumulative effect of accounting changes                                                               (0.1)
                                                                  ------   ------   ------   ------   ------
       Net Income                                                   25.1     44.4     51.6     37.0     11.8
                                                                  ======   ======   ======   ======   ======

Income from Operations - before Goodwill Amortization               33.6     60.3     77.2     60.3     30.9
Income from Operations - before Goodwill & Intang. Amort            45.2     72.6     88.7     70.9     37.9
Net Income - before Goodwill Amortization                           40.6     60.8     67.9     53.2     28.0
Net Income - before Goodwill & Intang. Amort.                       52.2     73.1     79.4     63.8     35.0

Operating Revenue                                                  447.5    491.0    495.6    494.2    437.4
Realized gains (losses) on investments                              11.6      0.9     (0.1)    (3.9)    (3.7)
Gains (losses) on derivatives
                                                                  ------   ------   ------   ------   ------
    Total Revenue                                                  459.1    491.9    495.5    490.3    433.7
                                                                  ======   ======   ======   ======   ======

  Average Capital (Securities at Cost)                             653.3    642.3    593.9    575.2    543.7
  Return on Capital                                                 2.8%     6.8%    10.3%     7.7%     2.7%


For the Quarter Ended                                               Jun      Sep      Dec      Mar      Jun      Sep
                                                                   1999     1999     1999     2000     2000     2000
                                                                 ------   ------   ------   ------   ------   ------
Operating Revenue
  Investment advisory fees - External                              62.5     60.7     60.3     60.0     57.9     56.9
  Investment advisory fees - Insurance Assets                      20.7     19.9     22.1     21.0     22.3     22.5
  Other revenue and fees                                           26.3     24.9     29.8     31.9     31.0     26.4
  Net investment income                                            14.1     13.9     13.9     13.0     12.6     18.3
                                                                 ------   ------   ------   ------   ------   ------
 Operating Revenue                                                123.6    119.3    126.1    126.0    123.8    124.1
                                                                 ------   ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                   97.3     92.8     96.3    102.5     99.3    103.9
  Goodwill amortization                                             4.1      4.1      4.1      4.1      4.1      4.1
  Interest on notes payable                                         0.0      0.0      0.0      0.0      0.0      0.0
                                                                 ------   ------   ------   ------   ------   ------
    Operating Benefits & Expenses                                 101.4     96.8    100.4    106.6    103.3    107.9
                                                                 ------   ------   ------   ------   ------   ------

         Income from Operations Before Tax                         22.2     22.5     25.7     19.4     20.5     16.2

  Federal income taxes                                              7.9      7.7      9.1      7.0      7.4      6.3
                                                                 ------   ------   ------   ------   ------   ------
       Income from Operations                                      14.3     14.7     16.5     12.4     13.1      9.9
                                                                 ------   ------   ------   ------   ------   ------

  Realized gains (losses) on investments                           (0.3)    (0.3)     0.4     (0.1)    (2.0)    (0.2)
  Gains (losses) on derivatives
  Restructuring charges                                             0.0      0.0      2.9      0.0     (2.7)     0.0
                                                                 ------   ------   ------   ------   ------   ------
Income before Accounting Changes                                   14.0     14.4     19.8     12.3      8.4      9.7
  Cumulative effect of accounting changes
                                                                 ------   ------   ------   ------   ------   ------
       Net Income                                                  14.0     14.4     19.8     12.3      8.4      9.7
                                                                 ======   ======   ======   ======   ======   ======

Inc from Oper - before
    Goodwill Amortization                                          18.4     18.8     20.6     16.5     17.1     14.0
Inc from Oper - before
    Goodwill & Intang. Amort                                       21.3     21.7     23.3     19.4     19.7     16.6
Net Income - before
    Goodwill  Amortization                                         18.1     18.5     23.9     16.4     12.4     13.7
Net Income - before
    Goodwill & Intang. Amort                                       21.0     21.3     26.6     19.2     15.0     16.3

Operating Revenue                                                 123.6    119.3    126.1    126.0    123.8    124.1
Realized gains (losses) on investments                             (0.4)    (0.5)     0.6     (0.2)    (3.1)    (0.4)
Gains (losses) on derivatives
                                                                 ------   ------   ------   ------   ------   ------
    Total Revenue                                                 123.2    118.8    126.6    125.8    120.7    123.8
                                                                 ======   ======   ======   ======   ======   ======

  Average Capital (Securities at Cost)                            591.6    587.2    584.2    581.5    593.0    567.7
  Return on Capital                                                9.7%    10.0%    11.3%     8.6%     8.8%     7.0%


For the Quarter Ended                                               Dec      Mar      Jun      Sep      Dec      Mar
                                                                   2000     2001     2001     2001     2001     2002
                                                                 ------   ------   ------   ------   ------   ------
Operating Revenue
  Investment advisory fees - External                              56.7     50.5     51.1     46.2     49.3     48.0
  Investment advisory fees - Insurance Assets                      23.1     22.1     21.6     21.8     22.0     21.2
  Other revenue and fees                                           26.6     26.3     25.7     23.9     23.4     23.0
  Net investment income                                            13.8     14.1     13.0     13.6     12.8     12.8
                                                                 ------   ------   ------   ------   ------   ------
 Operating Revenue                                                120.2    113.0    111.4    105.5    107.6    105.1
                                                                 ------   ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                  103.0    104.7    101.6     95.1     96.4     95.4
  Goodwill amortization                                             4.1      4.1      4.1      4.1      4.1
  Interest on notes payable                                        (0.0)     0.0      0.0      0.0      0.0      0.0
                                                                 ------   ------   ------   ------   ------   ------
    Operating Benefits & Expenses                                 107.1    108.8    105.7     99.2    100.4     95.4
                                                                 ------   ------   ------   ------   ------   ------

         Income from Operations Before Tax                         13.1      4.2      5.7      6.3      7.1      9.7

  Federal income taxes                                              4.4      1.8      2.0      2.9      2.1      1.7
                                                                 ------   ------   ------   ------   ------   ------
       Income from Operations                                       8.7      2.4      3.7      3.5      5.1      8.0
                                                                 ------   ------   ------   ------   ------   ------

  Realized gains (losses) on investments                           (0.2)    (0.5)    (0.7)    (0.5)    (0.7)    (1.0)
  Gains (losses) on derivatives                                                       0.0      0.0      0.0      0.0
  Restructuring charges                                            (1.9)     0.0      0.0      0.0     (0.4)     0.0
                                                                 ------   ------   ------   ------   ------   ------
Income before Accounting Changes                                    6.6      2.0      3.0      2.9      4.0      7.0
  Cumulative effect of accounting changes                                            (0.1)     0.0      0.0      0.0
                                                                 ------   ------   ------   ------   ------   ------
       Net Income                                                   6.6      2.0      2.9      2.9      4.0      7.0
                                                                 ======   ======   ======   ======   ======   ======

Inc from Oper - before
    Goodwill Amortization                                          12.7      6.5      7.7      7.5      9.1      8.0
Inc from Oper - before
    Goodwill & Intang. Amort                                       15.2      9.1      9.2      9.0     10.6      9.4
Net Income - before
    Goodwill Amortization                                          10.6      6.0      6.9      7.0      8.1      7.0
Net Income - before
    Goodwill & Intang. Amort                                       13.1      8.6      8.4      8.5      9.5      8.4

Operating Revenue                                                 120.2    113.0    111.4    105.5    107.6    105.1
Realized gains (losses) on investments                             (0.3)    (0.7)    (1.1)    (0.8)    (1.1)    (1.5)
Gains (losses) on derivatives                                                                                    0.0
                                                                 ------   ------   ------   ------   ------   ------
    Total Revenue                                                 120.0    112.3    110.3    104.7    106.5    103.5
                                                                 ======   ======   ======   ======   ======   ======

  Average Capital (Securities at Cost)                            558.5    548.3    542.8    543.1    540.6    546.1
  Return on Capital                                                6.2%     1.8%     2.7%     2.5%     3.8%     5.8%




                                                                                                                 PAGE 22
                                                  Investment Management
                                           Assets Under Management Roll Forward
                                             Unaudited [Billions of Dollars]

                                                                 1997          1998         1999         2000       2001
                                                               ------        ------       ------       ------     ------
Retail Fixed - Bal Beg-of-Year                                  5.853         8.125        8.217        7.424      6.499

  Fund Sales                                                    0.961         1.165        0.991        0.712      0.825
  Redemptions                                                  (1.271)       (1.235)      (1.424)      (1.365)    (1.024)
  Net Money Market                                             (0.069)       (0.140)      (0.110)      (0.207)    (0.047)
  Transfers                                                    (0.220)        0.132        0.177       (0.159)     0.394
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                         (0.599)       (0.078)      (0.366)      (1.019)     0.148
  Income Retained                                               0.276         0.291        0.276        0.240      0.223
  Market Apprec/Deprec                                          0.049        (0.121)      (0.704)      (0.146)     0.103
  Acq of New Company/Business                                   2.547
                                                               ------        ------       ------       ------     ------
      Balance  End-of-Year                                      8.125         8.217        7.424        6.499      6.973
                                                               ------        ------       ------       ------     ------

Retail Equity - Bal Beg-of-Year                                13.152        17.754       22.080       23.383     21.174

  Fund Sales                                                    2.953         3.581        3.271        4.048      2.702
  Redemptions                                                  (1.926)       (2.460)      (4.971)      (4.369)    (2.780)
  Net Money Market                                              0.000        (0.002)      (0.001)       0.001      0.000
  Transfers                                                     0.209         0.730       (0.143)      (0.178)    (0.530)
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                          1.236         1.849       (1.844)      (0.498)    (0.608)
  Income Retained                                               0.005         0.220        0.120        0.083      0.093
  Market Apprec/Deprec                                          3.317         2.256        3.028       (1.793)    (3.013)
  Acq of New Company/Business                                   0.043
                                                               ------        ------       ------       ------     ------
      Balance at End-of-Year                                   17.754        22.080       23.383       21.174     17.646
                                                               ------        ------       ------       ------     ------

Total Retail - Bal Beg-of-Year                                 19.006        25.879       30.297       30.807     27.674

  Retail Sales-Annuities                                        2.163         2.238        1.561        1.726      1.449
  Retail Sales-Mutual Funds                                     1.218         1.913        2.153        2.452      1.357
  Retail Sales-Wrap & Other                                     0.533         0.596        0.550        0.581      0.721
                                                               ------        ------       ------       ------     ------
        Total Retail Sales                                      3.914         4.745        4.264        4.760      3.527
  Redemptions                                                  (3.197)       (3.694)      (6.396)      (5.733)    (3.805)
  Net Money Market                                             (0.068)       (0.141)      (0.111)      (0.206)    (0.047)
  Transfers                                                    (0.011)        0.862        0.034       (0.337)    (0.136)
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                          0.637         1.772       (2.209)      (1.517)    (0.461)
  Income Retained                                               0.281         0.511        0.396        0.323      0.316
  Market Apprec/Deprec                                          3.366         2.136        2.324       (1.939)    (2.910)
  Acq of New Company/Business                                   2.590
                                                               ------        ------       ------       ------     ------
      Balance at End-of-Year                                   25.879        30.297       30.807       27.674     24.619
                                                               ------        ------       ------       ------     ------

Institutional Fixed - Bal Beg-of-Year                           3.580         5.708        6.955        6.937      6.111

  Inflows                                                       2.509         2.169        2.000        0.771      0.643
  Withdrawals/Terminations                                     (0.787)       (1.242)      (1.699)      (1.973)    (1.228)
  Transfers                                                     0.013        (0.074)      (0.001)      (0.005)     0.017)
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                          1.735         0.853        0.300       (1.207)    (0.568)
  Income Retained                                               0.225         0.333        0.346        0.294      0.185
  Market Apprec/Deprec                                          0.118         0.061       (0.665)       0.087     (0.238)
  Acq of New Company/Business                                   0.051
                                                               ------        ------       ------       ------     ------
      Balance at End-of-Year                                    5.708         6.955        6.937        6.111      5.490
                                                               ------        ------       ------       ------     ------

Institutional Equity - Bal Beg-of-Year                         22.886        24.871       24.235       23.630     19.111

  Inflows                                                       2.465         3.840        5.248        2.730      3.182
  Withdrawals/Terminations                                     (6.447)       (7.441)      (7.801)      (7.209)    (2.878)
  Transfers                                                    (0.068)        0.047        0.011       (0.008)     0.036
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                         (4.049)       (3.555)      (2.542)      (4.487)     0.340
  Income Retained                                               0.491         0.473        0.482        0.449      0.376
  Market Apprec/Deprec                                          5.544         2.446        1.453       (0.481)    (2.014)
  Acq of New Company/Business
                                                               ------        ------       ------       ------     ------
      Balance at End-of-Year                                   24.871        24.235       23.630       19.111     17.813
                                                               ------        ------       ------       ------     ------

Total Institutional - Bal Beg-of-Year                          26.465        30.579       31.191       30.567     25.222

  Inflows                                                       4.975         6.009        7.249        3.501      3.825
  Withdrawals/Terminations                                     (7.234)       (8.683)      (9.500)      (9.182)    (4.106)
  Transfers                                                    (0.055)       (0.027)       0.011       (0.014)     0.053
                                                               ------        ------       ------       ------     ------
        Net Cash Flows                                         (2.314)       (2.702)      (2.240)      (5.694)    (0.228)
  Income Retained                                               0.716         0.806        0.829        0.743      0.561
  Market Apprec/Deprec                                          5.662         2.508        0.789       (0.394)    (2.252)
  Acq of New Company/Business                                   0.051
                                                               ------        ------       ------       ------     ------
      Balance at End-of-Year                                   30.579        31.191       30.567       25.222     23.303
                                                               ------        ------       ------       ------     ------

Total Retail/Institutional - At End-of-Year                    56.458        61.488       61.374       52.895     47.922
                                                               ------        ------       ------       ------     ------

Insurance Assets - At End-of-Year                              35.684        39.432       35.934       35.686     38.119
                                                               ------        ------       ------       ------     ------

Total Assets Under Management
                                                               ------        ------       ------       ------     ------
   At End-of-Year                                              92.142       100.920       97.308       88.581     86.041
                                                               ------        ------       ------       ------     ------




3/31/2002                                                                                                                 PAGE 23
                                                          Investment Management
                                                   Assets Under Management Roll Forward
                                                      Unaudited [Billions of Dollars]

                                                        Jun           Sep           Dec           Mar           Jun           Sep
                                                       1999          1999          1999          2000          2000          2000
                                                   --------      --------      --------      --------      --------      --------
Retail Fixed - Bal-Beg-of-Qtr                         8.233         7.945         7.680         7.424         6.964         6.667

  Fund Sales                                          0.263         0.231         0.181         0.146         0.152         0.213
  Redemptions                                        (0.366)       (0.342)       (0.403)       (0.444)       (0.328)       (0.321)
  Net Money Market                                   (0.033)       (0.029)       (0.030)       (0.067)       (0.058)       (0.031)
  Transfers                                          (0.043)        0.034         0.154        (0.095)       (0.045)       (0.033)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.179)       (0.106)       (0.098)       (0.460)       (0.279)       (0.171)
  Income Retained                                     0.074         0.069         0.067         0.061         0.063         0.059
  Market Apprec/Deprec                               (0.185)       (0.228)       (0.225)       (0.062)       (0.082)       (0.023)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                           7.945         7.680         7.424         6.964         6.667         6.531
                                                   --------      --------      --------      --------      --------      --------

Retail Equity - Bal-Beg-of-Qtr                       21.798        22.340        20.873        23.383        24.102        23.129

  Fund Sales                                          0.790         0.730         0.894         1.220         0.868         0.904
  Redemptions                                        (1.957)       (0.865)       (1.120)       (1.550)       (0.971)       (1.027)
  Net Money Market                                   (0.001)        0.000         0.000         0.000         0.000         0.001
  Transfers                                           0.036        (0.060)       (0.086)       (0.096)        0.018        (0.033)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (1.132)       (0.195)       (0.312)       (0.426)       (0.085)       (0.154)
  Income Retained                                     0.061         0.007         0.000         0.033         0.021         0.005
  Market Apprec/Deprec                                1.614        (1.279)        2.822         1.112        (0.908)        0.701
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          22.340        20.873        23.383        24.102        23.129        23.680
                                                   --------      --------      --------      --------      --------      --------

Total Retail - Bal-Beg-of-Qtr                        30.031        30.285        28.553        30.807        31.066        29.796

  Retail Sales-Annuities                              0.393         0.332         0.409         0.379         0.358         0.453
  Retail Sales-Mutual Funds                           0.487         0.514         0.587         0.840         0.556         0.521
  Retail Sales-Wrap & Other                           0.173         0.116         0.079         0.148         0.106         0.143
                                                   --------      --------      --------      --------      --------      --------
    Total Retail Sales                                1.053         0.962         1.075         1.367         1.020         1.118
  Redemptions                                        (2.323)       (1.207)       (1.523)       (1.995)       (1.299)       (1.348)
  Net Money Market                                   (0.033)       (0.029)       (0.030)       (0.067)       (0.058)       (0.030)
  Transfers                                          (0.006)       (0.027)        0.068        (0.191)       (0.026)       (0.065)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (1.309)       (0.301)       (0.410)       (0.886)       (0.363)       (0.326)
  Income Retained                                     0.134         0.076         0.067         0.095         0.083         0.063
  Market Apprec/Deprec                                1.429        (1.507)        2.597         1.051        (0.989)        0.677
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          30.285        28.553        30.807        31.066        29.796        30.211
                                                   --------      --------      --------      --------      --------      --------

Institutional Fixed - Bal-Beg-of-Qtr                  6.984         7.264         7.218         6.937         6.873         6.484

  Inflows                                             0.478         0.446         0.420         0.180         0.148         0.308
  Withdrawals/Terminations                           (0.210)       (0.294)       (0.781)       (0.353)       (0.520)       (0.532)
  Transfers                                           0.003        (0.002)        0.001        (0.005)       (0.001)        0.000
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                                0.271         0.150        (0.360)       (0.178)       (0.373)       (0.224)
  Income Retained                                     0.079         0.110         0.068         0.090         0.066         0.089
  Market Apprec/Deprec                               (0.070)       (0.306)        0.011         0.024        (0.081)       (0.074)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                           7.264         7.218         6.937         6.873         6.484         6.275
                                                   --------      --------      --------      --------      --------      --------

Institutional Equity - Bal-Beg-of-Qtr                22.927        23.962        23.098        23.630        20.303        20.239

  Inflows                                             1.179         1.839         0.934         0.904         0.669         0.407
  Withdrawals/Terminations                           (2.052)       (1.165)       (2.043)       (3.333)       (1.354)       (1.154)
  Transfers                                           0.019        (0.008)       (0.010)       (0.004)        0.002        (0.013)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.854)        0.666        (1.119)       (2.433)       (0.683)       (0.760)
  Income Retained                                     0.118         0.167         0.093         0.109         0.132         0.108
  Market Apprec/Deprec                                1.771        (1.697)        1.559        (1.003)        0.488        (0.545)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          23.962        23.098        23.630        20.303        20.239        19.041
                                                   --------      --------      --------      --------      --------      --------

Total Institutional - Bal-Beg-of-Qtr                 29.910        31.226        30.316        30.567        27.175        26.722

  Inflows                                             1.656         2.284         1.354         1.084         0.817         0.715
  Withdrawals/Terminations                           (2.262)       (1.458)       (2.825)       (3.686)       (1.874)       (1.686)
  Transfers                                           0.022        (0.010)       (0.009)       (0.009)        0.000        (0.012)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.584)        0.816        (1.480)       (2.611)       (1.057)       (0.983)
  Income Retained                                     0.197         0.277         0.161         0.198         0.197         0.196
  Market Apprec/Deprec                                1.702        (2.003)        1.569        (0.979)        0.407        (0.619)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          31.226        30.316        30.567        27.175        26.722        25.316
                                                   --------      --------      --------      --------      --------      --------

Total Retail/Inst - At End-of-Qtr                    61.511        58.869        61.374        58.241        56.518        55.527

Insurance Assets-End-of-Qtr                          37.391        36.820        35.934        35.541        34.891        34.981

Total Assets Under Management
                                                   --------      --------      --------      --------      --------      --------
    At End-of-Qtr                                    98.902        95.689        97.308        93.782        91.409        90.508
                                                   ========      ========      ========      ========      ========      ========


                                                        Dec           Mar           Jun           Sep           Dec           Mar
                                                       2000          2001          2001          2001          2001          2002
                                                   --------      --------      --------      --------      --------      --------
Retail Fixed - Bal-Beg-of-Qtr                         6.531         6.499         6.631         6.643         7.066         6.973

  Fund Sales                                          0.200         0.235         0.195         0.192         0.203         0.261
  Redemptions                                        (0.272)       (0.255)       (0.280)       (0.255)       (0.235)       (0.281)
  Net Money Market                                   (0.051)        0.010        (0.030)        0.005        (0.031)       (0.003)
  Transfers                                           0.013         0.042        (0.002)        0.382        (0.027)       (0.040)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.109)        0.032        (0.117)        0.324        (0.090)       (0.063)
  Income Retained                                     0.057         0.054         0.050         0.049         0.070         0.044
  Market Apprec/Deprec                                0.021         0.046         0.080         0.051        (0.073)       (0.037)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                           6.499         6.631         6.643         7.066         6.973         6.917
                                                   --------      --------      --------      --------      --------      --------

Retail Equity - Bal-Beg-of-Qtr                       23.680        21.174        17.935        19.411        15.584        17.646

  Fund Sales                                          1.055         0.888         0.660         0.609         0.546         0.832
  Redemptions                                        (0.820)       (0.899)       (0.657)       (0.626)       (0.598)       (0.777)
  Net Money Market                                    0.000         0.000         0.000         0.000         0.000         0.000
  Transfers                                          (0.068)       (0.068)       (0.046)       (0.433)        0.017         0.009
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                                0.167        (0.079)       (0.043)       (0.450)       (0.035)        0.064
  Income Retained                                     0.025         0.007         0.015         0.028         0.043         0.039
  Market Apprec/Deprec                               (2.698)       (3.168)        1.504        (3.405)        2.055         0.089
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          21.174        17.935        19.411        15.584        17.646        17.838
                                                   --------      --------      --------      --------      --------      --------

Total Retail - Bal-Beg-of-Qtr                        30.211        27.674        24.566        26.054        22.650        24.619

  Retail Sales-Annuities                              0.536         0.455         0.373         0.340         0.281         0.343
  Retail Sales-Mutual Funds                           0.535         0.442         0.324         0.292         0.299         0.587
  Retail Sales-Wrap & Other                           0.184         0.227         0.157         0.168         0.169         0.163
                                                   --------      --------      --------      --------      --------      --------
    Total Retail Sales                                1.255         1.124         0.854         0.800         0.749         1.093
  Redemptions                                        (1.092)       (1.154)       (0.938)       (0.880)       (0.833)       (1.059)
  Net Money Market                                   (0.051)        0.010        (0.030)        0.005        (0.031)       (0.003)
  Transfers                                          (0.054)       (0.026)       (0.048)       (0.051)       (0.010)       (0.032)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                                0.058        (0.047)       (0.160)       (0.126)       (0.125)       (0.001)
  Income Retained                                     0.082         0.061         0.066         0.078         0.112         0.084
  Market Apprec/Deprec                               (2.677)       (3.122)        1.584        (3.354)        1.982         0.052
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          27.674        24.566        26.054        22.650        24.619        24.754
                                                   --------      --------      --------      --------      --------      --------

Institutional Fixed - Bal-Beg-of-Qtr                  6.275         6.111         5.890         5.809         5.639         5.490

  Inflows                                             0.135         0.310         0.233         0.020         0.080         0.804
  Withdrawals/Terminations                           (0.568)       (0.432)       (0.112)       (0.493)       (0.191)       (0.239)
  Transfers                                           0.001         0.003         0.010         0.001         0.002        (0.001)
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.433)       (0.119)        0.131        (0.472)       (0.109)        0.564
  Income Retained                                     0.050         0.066         0.047         0.029         0.043         0.056
  Market Apprec/Deprec                                0.219        (0.168)       (0.259)        0.273        (0.084)       (0.092)
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                           6.111         5.890         5.809         5.639         5.490         6.018
                                                   --------      --------      --------      --------      --------      --------

Institutional Equity - Bal-Beg-of-Qtr                19.041        19.111        17.311        18.405        16.240        17.813

  Inflows                                             0.750         0.881         0.823         0.863         0.615         0.672
  Withdrawals/Terminations                           (1.368)       (1.199)       (0.501)       (0.555)       (0.624)       (0.512)
  Transfers                                           0.007         0.019        (0.008)        0.009         0.016         0.006
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (0.611)       (0.299)        0.314         0.317         0.007         0.166
  Income Retained                                     0.102         0.094         0.117         0.094         0.071         0.086
  Market Apprec/Deprec                                0.579        (1.596)        0.663        (2.576)        1.495         0.575
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          19.111        17.311        18.405        16.240        17.813        18.642
                                                   --------      --------      --------      --------      --------      --------

Total Institutional - Bal-Beg-of-Qtr                 25.316        25.222        23.201        24.214        21.880        23.304

  Inflows                                             0.885         1.191         1.056         0.883         0.696         1.476
  Withdrawals/Terminations                           (1.936)       (1.631)       (0.613)       (1.047)       (0.814)       (0.750)
  Transfers                                           0.008         0.022         0.002         0.010         0.018         0.006
                                                   --------      --------      --------      --------      --------      --------
        Net Cash Flows                               (1.043)       (0.418)        0.445        (0.155)       (0.102)        0.731
  Income Retained                                     0.151         0.160         0.164         0.123         0.114         0.142
  Market Apprec/Deprec                                0.798        (1.764)        0.404        (2.303)        1.411         0.483
                                                   --------      --------      --------      --------      --------      --------
      Balance at End-of-Qtr                          25.222        23.201        24.214        21.880        23.303        24.660
                                                   --------      --------      --------      --------      --------      --------

Total Retail/Inst - At End-of-Qtr                    52.895        47.766        50.268        44.530        47.922        49.415

Insurance Assets-End-of-Qtr                          35.686        36.324        36.018        37.337        38.119        37.171

Total Assets Under Management
                                                   --------      --------      --------      --------      --------      --------
    At End-of-Qtr                                    88.581        84.090        86.286        81.867        86.041        86.586
                                                   ========      ========      ========      ========      ========      ========




3/31/2002                                                                                               PAGE 24
                                                      Lincoln UK
                                         Income Statements & Operational Data
                                           Unaudited [Millions of Dollars]

For the Year Ended December 31                         1997         1998         1999         2000         2001
                                                   --------     --------     --------     --------     --------
Operating Revenue
  Premiums                                            145.4        156.6        145.1        148.4         46.1
  Mortality assessments                                25.2         29.3         27.1         31.4         33.9
  Expense assessments                                 166.1        153.6        182.3        178.1        134.8
  Other revenue and fees                                3.3         11.2         13.8          6.9          1.3
  Net investment income                                85.1         87.9         75.3         70.3         64.8
                                                   --------     --------     --------     --------     --------
       Operating Revenue                              425.2        438.6        443.6        435.0        280.9
                                                   --------     --------     --------     --------     --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                          339.6        151.0        306.2        178.5         83.4
  Underwriting, acquisition,
     insurance and other expenses                     184.5        175.6        223.5        180.0        147.6
  Goodwill amortization                                 0.0          6.3          7.0          4.0          0.6
                                                   --------     --------     --------     --------     --------
     Operating Benefits and Expenses                  524.1        332.9        536.7        362.6        231.7
                                                   --------     --------     --------     --------     --------

         Income from Operations Before Tax            (99.0)       105.8        (93.1)        72.4         49.2

  Federal income taxes                                  9.3         34.8        (79.2)        11.3        (11.1)

                                                   --------     --------     --------     --------     --------
       Income from Operations                        (108.3)        70.9        (13.9)        61.0         60.2
                                                   --------     --------     --------     --------     --------

  Realized gains (losses) on investments                1.5          0.8          2.1          2.3          8.7
  Restructuring charges                                 0.0          0.0         (6.5)       (76.5)         0.0
                                                   --------     --------     --------     --------     --------
Income before Accounting Changes                     (106.8)        71.7        (18.2)       (13.2)        68.9
  Cumulative effect of accounting changes                                                                   0.0
                                                   --------     --------     --------     --------     --------
       Net Income                                    (106.8)        71.7        (18.2)       (13.2)        68.9
                                                   ========     ========     ========     ========     ========

Inc from Oper - before Goodwill Amort.               (108.3)        77.2         (6.9)        65.1         60.9
Net Income - before Goodwill Amort.                  (106.8)        78.0        (11.3)        (9.2)        69.6

Effective tax rate                                    (9.4%)       32.9%        85.1%        15.7%       (22.5%)

Operating revenue                                     425.2        438.6        443.6        435.0        280.9
Realized gains (losses) on investments                  2.1          1.1          3.0          3.2         12.4
                                                   --------     --------     --------     --------     --------
    Total Revenue                                     427.3        439.7        446.6        438.2        293.3
                                                   ========     ========     ========     ========     ========

Average capital                                       618.1        517.7        551.2        488.2        559.7
Return on average capital                            (17.5%)       13.7%        (2.5%)       12.5%        10.8%


 Unit Linked Assets - Beg-of-Year                     5.074        5.643        6.265        7.220        6.441

  Deposits                                            0.569        0.473        0.537        0.554        0.481
  Withdrawals (incl. chgs) & Deaths                  (0.503)      (0.547)      (0.566)      (0.644)      (0.529)
                                                   --------     --------     --------     --------     --------
      Net Cash Flows                                  0.066       (0.074)      (0.029)      (0.090)      (0.048)
  Inv Inc & Chg in Mkt Val                            0.682        0.662        1.154       (0.154)      (0.617)
  Acq of new business/companies                       0.000        0.000        0.000        0.000        0.000
  Foreign currency adjustment                        (0.179)       0.035       (0.170)      (0.536)      (0.169)
                                                   --------     --------     --------     --------     --------
 Unit Linked Assets - End-of-Year                     5.643        6.265        7.220        6.441        5.607
                                                   ========     ========     ========     ========     ========

Individual Life In-force (Billions)                  25.026       25.002       25.698       24.290       20.878

Exchange Rate - Dollars to Pounds
       For-the-Year                                   1.644        1.658        1.617        1.518        1.441
       End-of-Year                                    1.651        1.660        1.615        1.493        1.456




3/31/2002                                                                                         PAGE 25
                                                 Lincoln UK
                                    Income Statements & Operational Data
                                      Unaudited [Millions of Dollars]

For the Quarter Ended                               Jun       Sep       Dec       Mar       Jun       Sep
                                                   1999      1999      1999      2000      2000      2000
                                               --------  --------  --------  --------  --------  --------
Operating Revenue
  Premiums                                         29.0      33.5      38.7      39.0      36.3      32.5
  Mortality assessments                             7.7       7.7       5.0       6.3       8.0       9.6
  Expense assessments                              51.9      49.3      37.2      46.5      44.3      52.6
  Other revenue and fees                            3.5       3.6       3.8       2.4       1.3       2.0
  Net investment income                            19.6      16.2      17.7      18.9      18.5      16.1
                                               --------  --------  --------  --------  --------  --------
       Operating Revenue                          111.8     110.3     102.4     113.2     108.4     112.8
                                               --------  --------  --------  --------  --------  --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                       31.5      27.2     211.8      35.0      37.4      51.9
  Underwriting, acquisition,
     insurance and other expenses                  55.2      61.6      51.4      56.4      43.5      45.2
  Goodwill amortization                             1.2       1.2       3.3       1.3       1.3       1.2
                                               --------  --------  --------  --------  --------  --------
     Operating Benefits and Expenses               87.9      90.1     266.6      92.8      82.2      98.3
                                               --------  --------  --------  --------  --------  --------

         Income from Operations Before Tax         23.9      20.2    (164.2)     20.4      26.2      14.5

  Federal income taxes                              4.9       4.0     (97.1)      4.7       6.9       3.9

                                               --------  --------  --------  --------  --------  --------
       Income from Operations                      19.0      16.2     (67.1)     15.7      19.3      10.6
                                               --------  --------  --------  --------  --------  --------

  Realized gains (losses) on investments            1.0       0.2       1.0      (0.2)     (0.1)     (0.0)
  Restructuring charges                             0.0       0.0      (6.5)      0.0       0.0     (40.5)
                                               --------  --------  --------  --------  --------  --------
Income before Accounting Changes                   20.0      16.4     (72.6)     15.5      19.1     (29.9)
  Cumulative effect of accounting changes
                                               --------  --------  --------  --------  --------  --------
       Net Income                                  20.0      16.4     (72.6)     15.5      19.1     (29.9)
                                               ========  ========  ========  ========  ========  ========

Inc from Oper -before Goodwill Amort.              20.2      17.4     (63.8)     17.1      20.5      11.8
Net Income -before Goodwill Amort.                 21.2      17.6     (69.3)     16.8      20.4     (28.7)

Effective tax rate                                20.4%     20.0%     59.1%     22.9%     26.4%     27.2%

Operating revenue                                 111.8     110.3     102.4     113.2     108.4     112.8
Realized gains (losses) on investments              1.4       0.3       1.4      (0.4)     (0.2)     (0.0)
                                               --------  --------  --------  --------  --------  --------
    Total Revenue                                 113.1     110.5     103.8     112.8     108.2     112.8
                                               ========  ========  ========  ========  ========  ========

Average capital                                   526.9     573.5     585.0     516.4     500.8     486.5
Return on average capital                         14.4%     11.3%    (45.9%)    12.2%     15.4%      8.7%


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)                6.348     6.503     6.568     7.220     7.031     6.726

  Deposits                                        0.119     0.130     0.156     0.159     0.134     0.145
  Withdrawals (incl. chgs) & Deaths              (0.137)   (0.136)   (0.158)   (0.170)   (0.162)   (0.159)
                                               --------  --------  --------  --------  --------  --------
      Net Cash Flows                             (0.017)   (0.005)   (0.002)   (0.011)   (0.028)   (0.014)
  Inv Inc & Chg in Mkt Val                        0.314    (0.214)    0.784    (0.077)    0.047    (0.025)
  Acq of new business/companies
  Foreign currency adjustment                    (0.141)    0.284    (0.130)   (0.101)   (0.324)   (0.189)
                                               --------  --------  --------  --------  --------  --------
 Unit Linked Assets - End-of-Quarter              6.503     6.568     7.220     7.031     6.726     6.499
                                               ========  ========  ========  ========  ========  ========

Individual Life In-force (Billions)              25.107    26.235    25.698    26.514    25.225    24.535

Exchange Rate - Dollars to Pounds
       For-the-Quarter                            1.602     1.614     1.625     1.599     1.536     1.482
       End-of-Quarter                             1.577     1.647     1.615     1.591     1.517     1.475


For the Quarter Ended                              Dec       Mar       Jun       Sep       Dec       Mar
                                                  2000      2001      2001      2001      2001      2002
                                              --------  --------  --------  --------  --------  --------
Operating Revenue
  Premiums                                        40.5      12.8       9.6      11.8      11.9      12.1
  Mortality assessments                            7.5       9.4       8.9       8.5       7.1       6.5
  Expense assessments                             34.6      43.7      31.4      35.5      24.1      25.3
  Other revenue and fees                           1.3       0.6       0.1       0.0       0.6       0.3
  Net investment income                           16.7      17.9      16.9      14.8      15.2      14.7
                                              --------  --------  --------  --------  --------  --------
       Operating Revenue                         100.6      84.4      66.9      70.7      58.9      58.8
                                              --------  --------  --------  --------  --------  --------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                      54.2      24.0      17.9      20.7      20.8      18.3
  Underwriting, acquisition,
     insurance and other expenses                 34.9      41.1      29.7      40.3      36.5      24.9
  Goodwill amortization                            0.2       0.2       0.2       0.2       0.2
                                              --------  --------  --------  --------  --------  --------
     Operating Benefits and Expenses              89.3      65.3      47.7      61.1      57.5      43.2
                                              --------  --------  --------  --------  --------  --------

         Income from Operations Before Tax        11.3      19.1      19.1       9.6       1.4      15.6

  Federal income taxes                            (4.2)      4.7       2.9      (0.5)    (18.1)      1.1

                                              --------  --------  --------  --------  --------  --------
       Income from Operations                     15.5      14.4      16.2      10.1      19.5      14.4
                                              --------  --------  --------  --------  --------  --------

  Realized gains (losses) on investments           2.6       0.4       1.4       3.9       3.0      (3.6)
  Restructuring charges                          (36.1)      0.0       0.0       0.0       0.0       0.0
                                              --------  --------  --------  --------  --------  --------
Income before Accounting Changes                 (17.9)     14.8      17.6      14.0      22.5      10.8
  Cumulative effect of accounting changes                                                            0.0
                                              --------  --------  --------  --------  --------  --------
       Net Income                                (17.9)     14.8      17.6      14.0      22.5      10.8
                                              ========  ========  ========  ========  ========  ========

Inc from Oper - before Goodwill Amort.            15.7      14.5      16.4      10.3      19.7      14.4
Net Income - before Goodwill Amort.              (17.8)     14.9      17.8      14.2      22.7      10.8

Effective tax rate                             (37.1%)     24.6%     15.3%    (5.7%) (1337.4%)     7.3%

Operating revenue                                100.6      84.4      66.9      70.7      58.9      58.8
Realized gains (losses) on investments             3.8       0.6       2.0       5.5       4.3      (5.1)
                                              --------  --------  --------  --------  --------  --------
    Total Revenue                                104.3      84.9      68.9      76.3      63.2      53.6
                                              ========  ========  ========  ========  ========  ========

Average capital                                  448.9     548.7     553.2     575.4     561.3     510.0
Return on average capital                        13.8%     10.5%     11.7%      7.0%     13.9%     11.3%


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)               6.499     6.441     5.677     5.768     5.218     5.607

  Deposits                                       0.116     0.132     0.111     0.128     0.111     0.114
  Withdrawals (incl. chgs) & Deaths             (0.153)   (0.147)   (0.131)   (0.136)   (0.115)   (0.127)
                                              --------  --------  --------  --------  --------  --------
      Net Cash Flows                            (0.037)   (0.015)   (0.020)   (0.009)   (0.004)   (0.013)
  Inv Inc & Chg in Mkt Val                      (0.100)   (0.421)    0.115    (0.768)    0.457     0.141
  Acq of new business/companies
  Foreign currency adjustment                    0.078    (0.328)   (0.004)    0.226    (0.063)   (0.117)
                                              --------  --------  --------  --------  --------  --------
 Unit Linked Assets - End-of-Quarter             6.441     5.677     5.768     5.218     5.607     5.618
                                              ========  ========  ========  ========  ========  ========

Individual Life In-force (Billions)             24.290    21.894    21.519    21.299    20.878    20.010

Exchange Rate - Dollars to Pounds
       For-the-Quarter                           1.454     1.455     1.421     1.442     1.448     1.423
       End-of-Quarter                            1.493     1.416     1.415     1.474     1.456     1.426




                                                                                                                 PAGE 26
                                                     Other Operations
                                             Unaudited [Millions of Dollars]

For the Year Ended December 31                                              1997      1998      1999      2000      2001
                                                                          ------    ------    ------    ------    ------
Revenue
  Lincoln Financial Advisors                                               125.3     286.4     317.0     377.5     360.7
  Lincoln Financial Distributors                                            20.5      33.5     107.5     119.9     126.0
                                                                          ------    ------    ------    ------    ------
        Total Distribution                                                 145.8     319.9     424.4     497.4     486.6
  Reinsurance                                                             1362.3    1581.2    1824.1    1770.6    1699.4
  Amortization of deferred gain on indemnity reinsurance*                                                           20.4
  Other [Including
   Consolidating Adjustments]                                             (105.9)   (192.7)   (277.5)   (292.6)   (373.0)
                                                                          ------    ------    ------    ------    ------
       Operating Revenue                                                  1402.2    1708.3    1971.0    1975.4    1833.4
                                                                          ------    ------    ------    ------    ------

  Realized gains (losses) on investments                                    42.1       0.5      14.4      (5.0)      8.2
  Gains (losses) on derivatives                                                                                     (9.7)
  Gain on sale of reinsurance subsidiaries                                                                          12.8
                                                                          ------    ------    ------    ------    ------
    Total Revenue                                                         1444.3    1708.9    1985.4    1970.4    1844.7
                                                                          ======    ======    ======    ======    ======

Income (Loss)

  Lincoln Financial Advisors                                                (5.3)    (23.7)    (20.8)    (11.7)    (15.9)
  Lincoln Financial Distributors                                           (11.2)     (8.2)    (14.0)    (18.5)    (30.7)
                                                                          ------    ------    ------    ------    ------
        Total Distribution                                                 (16.5)    (31.9)    (34.8)    (30.2)    (46.6)
  Reinsurance                                                             (150.1)    104.9      40.1     122.5     128.8
  Amortization of deferred gain on indemnity reinsurance*                                                           12.9
  LNC Financing                                                            (31.6)    (51.5)    (83.5)    (84.9)    (77.9)
  Other Corporate                                                          (25.1)    (17.5)     (5.0)    (15.4)     (2.4)
                                                                          ------    ------    ------    ------    ------
       Inc (Loss) from Operations                                         (223.3)      4.0     (83.1)     (8.0)     14.8
                                                                          ------    ------    ------    ------    ------

  Realized gains (losses) on investments                                    24.9       2.7      10.2      (3.2)      5.9
  Gains (losses) on derivatives                                                                                     (6.3)
  Gain on sale of reinsurance subsidiaries                                                                          15.0
  Restructuring charges                                                      0.0     (14.3)     (3.2)      1.0     (19.5)
                                                                          ------    ------    ------    ------    ------
Income before Accounting Changes                                          (198.4)     (7.6)    (76.1)    (10.2)      9.9
  Cumulative effect of accounting changes                                                                           (2.7)
                                                                          ------    ------    ------    ------    ------
        Total Net Income (Loss)                                           (198.4)     (7.6)    (76.1)    (10.2)      7.2
                                                                          ======    ======    ======    ======    ======


                                                                   Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                                             1999      1999      1999      2000      2000      2000
                                                               -------    ------    ------    ------    ------    ------
Revenue
  Lincoln Financial Advisors                                      71.8      75.7     104.0      86.4      90.0      91.3
  Lincoln Financial Distributors                                  26.2      26.4      34.2      29.3      28.1      27.5
                                                               -------    ------    ------    ------    ------    ------
        Total Distribution                                        98.0     102.1     138.2     115.8     118.1     118.8
  Reinsurance                                                    425.8     403.7     575.1     392.7     458.9     457.9
  Amortization of deferred gain on
       indemnity reinsurance*
  Other [Including
   Consolidating Adjustments]                                    (39.8)    (64.8)   (147.0)    (67.6)    (86.7)    (79.2)
                                                               -------    ------    ------    ------    ------    ------
       Operating Revenue                                         484.1     441.0     566.4     440.9     490.3     497.5
                                                               -------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments                          (1.3)     14.2       0.0      (0.8)     (1.3)     (3.4)
  Gains (losses) on derivatives
  Gain on sale of reinsurance subsidiaries
                                                               -------    ------    ------    ------    ------    ------
    Total Revenue                                                482.8     455.2     566.4     440.2     489.0     494.1
                                                               =======    ======    ======    ======    ======    ======

Income (Loss)

  Lincoln Financial Advisors                                      (9.7)     (5.3)      2.7      (7.4)     (2.9)     (3.1)
  Lincoln Financial Distributors                                  (5.3)     (2.1)     (3.7)     (3.3)     (5.2)     (5.0)
                                                               -------    ------    ------    ------    ------    ------
        Total Distribution                                       (15.0)     (7.4)     (1.0)    (10.7)     (8.1)     (8.0)
  Reinsurance                                                     23.7       2.2     (19.5)     31.9      25.8      28.2
  Amortization of deferred gain on
       indemnity reinsurance*
  LNC Financing                                                  (21.4)    (19.9)    (21.6)    (21.9)    (22.2)    (20.9)
  Other Corporate                                                  0.9      (2.4)     (1.4)     (5.7)     (1.5)      1.6
                                                               -------    ------    ------    ------    ------    ------
        Inc (Loss) from Oper                                     (11.9)    (27.5)    (43.5)     (6.5)     (5.9)      0.9
                                                               -------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments                          (1.7)      9.8       1.3      (0.4)     (0.8)     (3.2)
  Gains (losses) on derivatives
  Gain on sale of reinsurance subsidiaries
  Restructuring charges                                            0.0      (3.2)      0.0       0.0       0.0       0.0
                                                               -------    ------    ------    ------    ------    ------
Income before Accounting Changes                                 (13.6)    (20.9)    (42.2)     (6.8)     (6.8)     (2.3)
  Cumulative effect of accounting changes
                                                               =======    ======    ======    ======    ======    ======
        Total Net Income (Loss)                                  (13.6)    (20.9)    (42.2)     (6.8)     (6.8)     (2.3)


                                                                  Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                                            2000      2001      2001      2001      2001      2002
                                                               ------    ------    ------    ------    ------    ------
Revenue
  Lincoln Financial Advisors                                    109.8      81.2      83.8      78.9     116.7      76.2
  Lincoln Financial Distributors                                 35.0      25.7      32.1      30.8      37.4      32.8
                                                              -------    ------    ------    ------    ------    ------
        Total Distribution                                      144.8     106.9     115.9     109.8     154.1     109.0
  Reinsurance                                                   461.0     515.1     451.4     467.4     265.6
  Amortization of deferred gain on
       indemnity reinsurance*                                                                            20.4      24.1
  Other [Including
   Consolidating Adjustments]                                   (59.2)    (80.5)   (116.6)    (74.8)   (101.1)    (36.0)
                                                               ------    ------    ------    ------    ------    ------
       Operating Revenue                                        546.6     541.5     450.7     502.3     339.0      97.1
                                                               ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments                          0.4     (10.0)      1.4     (12.8)     29.5      (4.9)
  Gains (losses) on derivatives                                             0.1      (0.1)     (0.0)     (9.7)      0.1
  Gain on sale of reinsurance subsidiaries                                                               12.8
                                                               ------    ------    ------    ------    ------    ------
    Total Revenue                                               547.0     531.6     452.0     489.5     371.7      92.3
                                                               ======    ======    ======    ======    ======    ======

Income (Loss)

  Lincoln Financial Advisors                                      1.6      (6.8)    (12.3)     (4.2)      7.4      (9.1)
  Lincoln Financial Distributors                                 (5.1)     (6.9)    (11.5)     (7.8)     (4.5)     (6.2)
                                                               -------    ------    ------    ------    ------    ------
        Total Distribution                                       (3.4)    (13.8)    (23.8)    (12.0)      3.0     (15.4)
  Reinsurance                                                    36.6      46.8      34.1      17.2      30.7
  Amortization of deferred gain on
       indemnity reinsurance*                                                                            12.9      15.7
  LNC Financing                                                 (19.8)    (21.7)    (22.0)    (19.5)    (14.7)     (8.2)
  Other Corporate                                                (9.8)     (0.5)      2.0       1.5      (5.3)     (4.1)
                                                               ------    ------    ------    ------    ------    ------
        Inc (Loss) from Oper                                      3.5      10.9      (9.7)    (12.9)     26.5     (12.0)
                                                               ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments                          1.2      (6.5)      1.0      (8.3)     19.7      (3.3)
  Gains (losses) on derivatives                                             0.1      (0.1)     (0.0)     (6.3)      0.1
  Gain on sale of reinsurance subsidiaries                                  0.0       0.0       0.0      15.0
  Restructuring charges                                           1.0       0.0      (1.2)      0.0     (18.3)
                                                               ------    ------    ------    ------    ------    ------
Income before Accounting Changes                                  5.7       4.4     (10.0)    (21.2)     36.7     (15.2)
  Cumulative effect of accounting changes                                  (0.4)     (2.2)      0.0      (0.0)
                                                               ======    ======    ======    ======    ======    ======
        Total Net Income (Loss)                                   5.7       4.0     (12.2)    (21.2)     36.7     (15.2)


* The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the indemnity reinsurance portion of the transaction with Swiss Re along with the recognition of amortization of gain on reinsurance business to Swiss Re that was novated after December 7, 2001. Included in the amount for the fourth quarter of 2001 and first quarter of 2002 was $7.9 million after-tax and $1.3 million after-tax, respectively, of amortization of gain on reinsurance business to Swiss Re that was novated after December 7, 2001.




                                                                                                     PAGE 27

                               Consolidated Domestic Retail Deposits/Account Balances
                                          Unaudited [Billions of Dollars]

                                                                1997      1998      1999      2000      2001
                                                              ------    ------    ------    ------    ------
Deposits - For the Year
Lincoln Retirement - Fixed Annuities                           1.632     1.452     2.563     2.074     3.342
Lincoln Retirement - Variable Annuities                        2.695     2.791     2.553     3.165     3.067
Lincoln Retirement - Life Insurance                            0.000     0.000     0.017     0.014     0.012
Life Insurance Segment - Life Insurance                        0.384     1.207     1.698     1.884     1.934
Inv Mgmt - Annuities                                           2.163     2.238     1.561     1.726     1.449
Inv Mgmt - Mutual Funds                                        1.218     1.913     2.153     2.452     1.357
Inv Mgmt - Wrap Fee & Other                                    0.533     0.596     0.550     0.581     0.721
Consolidating Adjustments                                     (0.966)   (1.041)   (0.499)   (0.406)   (1.039)
                                                              ------    ------    ------    ------    ------
     Gross Deposits                                            7.658     9.157    10.597    11.491    10.843

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities                          15.458    16.505    16.791    15.394    16.491
Lincoln Retirement - Variable Annuities                       27.346    33.358    41.493    39.427    34.638
Lincoln Retirement - Life Insurance                                                0.155     0.160     0.149
Life Insurance Segment - Life Insurance                        3.038     9.243    10.217    10.847    11.377
Inv Mgmt - Annuities                                          10.991    14.257    15.526    13.494    11.772
Inv Mgmt - Mutual Funds                                       12.484    13.528    13.632    12.805    11.065
Inv Mgmt - Wrap Fee & Other                                    2.403     2.512     1.649     1.375     1.782
Consolidating Adjustments                                     (6.806)   (8.891)   (9.175)   (7.753)   (6.717)
                                                              ------    ------    ------    ------    ------
     Account Balances                                         64.914    80.512    90.288    85.749    80.557


                                                       Jun       Sep       Dec       Mar       Jun       Sep
                                                      1999      1999      1999      2000      2000      2000
                                                    ------    ------    ------    ------    ------    ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities                 0.654     0.678     0.741     0.589     0.490     0.513
Lincoln Retirement - Variable Annuities              0.651     0.634     0.634     0.797     0.793     0.729
Lincoln Retirement - Life Insurance                  0.005     0.004     0.005     0.003     0.003     0.004
Life Insurance Segment - Life Insurance              0.379     0.399     0.526     0.424     0.411     0.428
Inv Mgmt - Annuities                                 0.393     0.332     0.409     0.379     0.358     0.453
Inv Mgmt - Mutual Funds                              0.487     0.514     0.587     0.840     0.556     0.521
Inv Mgmt - Wrap Fee & Other                          0.173     0.116     0.079     0.148     0.106     0.143
Consolidating Adjustments                           (0.143)   (0.096)   (0.118)   (0.099)   (0.062)   (0.100)
                                                    ------    ------    ------    ------    ------    ------
    Gross Deposits                                   2.599     2.581     2.864     3.081     2.655     2.691
                                                    ------    ------    ------    ------    ------    ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities                16.779    16.934    16.791    16.244    15.884    15.660
Lincoln Retirement - Variable Annuities             37.233    35.613    41.493    44.640    43.097    42.743
Lincoln Retirement - Life Insurance                  0.130     0.128     0.155     0.169     0.165     0.166
Life Insurance Segment - Life Insurance              9.628     9.726    10.217    10.470    10.538    10.716
Inv Mgmt - Annuities                                14.981    14.004    15.526    15.531    14.861    14.824
Inv Mgmt - Mutual Funds                             13.654    12.938    13.632    14.201    13.604    14.102
Inv Mgmt - Wrap Fee & Other                          1.650     1.611     1.649     1.335     1.331     1.285
Consolidating Adjustments                           (9.050)   (8.387)   (9.175)   (8.768)   (8.419)   (8.644)
                                                    ------    ------    ------    ------    ------    ------
     Account Balances                               85.004    82.567    90.288    93.822    91.061    90.853
                                                    ------    ------    ------    ------    ------    ------


                                                       Dec       Mar       Jun       Sep       Dec       Mar
                                                      2000      2001      2001      2001      2001      2002
                                                    ------    ------    ------    ------    ------    ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities                 0.482     0.560     0.668     0.896     1.218     0.906
Lincoln Retirement - Variable Annuities              0.846     0.887     0.703     0.684     0.793     0.808
Lincoln Retirement - Life Insurance                  0.004     0.003     0.004     0.003     0.002
Life Insurance Segment - Life Insurance              0.622     0.418     0.477     0.434     0.605     0.440
Inv Mgmt - Annuities                                 0.536     0.455     0.373     0.340     0.281     0.343
Inv Mgmt - Mutual Funds                              0.535     0.442     0.324     0.292     0.299     0.587
Inv Mgmt - Wrap Fee & Other                          0.184     0.227     0.157     0.168     0.169     0.163
Consolidating Adjustments                           (0.145)   (0.262)   (0.202)   (0.295)   (0.279)   (0.309)
                                                    ------    ------    ------    ------    ------    ------
    Gross Deposits                                   3.064     2.729     2.504     2.522     3.088     2.938
                                                    ------    ------    ------    ------    ------    ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities                15.394    15.430    15.551    16.051    16.491    16.533
Lincoln Retirement - Variable Annuities             39.427    34.733    36.961    30.506    34.638    35.150
Lincoln Retirement - Life Insurance                  0.160     0.147     0.157     0.134     0.149
Life Insurance Segment - Life Insurance             10.847    10.764    11.066    10.939    11.377    11.667
Inv Mgmt - Annuities                                13.494    11.787    12.483    10.665    11.772    11.838
Inv Mgmt - Mutual Funds                             12.805    11.091    11.748    10.301    11.065    11.012
Inv Mgmt - Wrap Fee & Other                          1.375     1.688     1.823     1.684     1.782     1.903
Consolidating Adjustments                           (7.753)   (6.834)   (7.007)   (6.023)   (6.717)   (6.684)
                                                    ------    ------    ------    ------    ------    ------
     Account Balances                               85.749    78.806    82.783    74.257    80.557    81.420
                                                    ------    ------    ------    ------    ------    ------


                                                   Total Domestic Net Flows
                                               Unaudited [Billions of Dollars]

For the Year                                                              1998      1999      2000      2001
                                                                        ------    ------    ------    ------
Lincoln Retirement                                                      (1.244)   (1.165)   (2.874)    0.105
Life Insurance Segment                                                   0.113     0.985     1.158     1.163
Investment Management Segment- Retail                                    1.772    (2.209)   (1.517)   (0.461)
Consolidating Adjustments                                               (0.158)    1.276     1.406    (0.150)
                                                                        ------    ------    ------    ------
     Total Retail Net Flows                                              0.483    (1.114)   (1.828)    0.657

Investment Management Segment- Institutional                            (2.702)   (2.240)   (5.694)   (0.228)
                                                                        ------    ------    ------    ------
     Total Net Flows                                                    (2.219)   (3.354)   (7.522)    0.429
                                                                        ------    ------    ------    ------


                                                       Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter                                       1999      1999      1999      2000      2000      2000
                                                    ------    ------    ------    ------    ------    ------
Lincoln Retirement                                  (0.200)   (0.193)   (0.490)   (0.700)   (0.682)   (0.812)
Life Insurance Segment                               0.185     0.197     0.327     0.242     0.235     0.277
Investment Management Segment- Retail               (1.309)   (0.301)   (0.410)   (0.886)   (0.363)   (0.326)
Consolidating Adjustments                            0.295     0.313     0.463     0.717     0.342     0.194
                                                    ------    ------    ------    ------    ------    ------
     Total Retail Net Flows                         (1.030)    0.015    (0.111)   (0.627)   (0.469)   (0.667)

Investment Management Segment- Instit.              (0.584)    0.816    (1.480)   (2.611)   (1.057)   (0.983)
                                                    ------    ------    ------    ------    ------    ------
     Total Net Flows                                (1.614)    0.831    (1.591)   (3.238)   (1.526)   (1.650)
                                                    ------    ------    ------    ------    ------    ------


                                                       Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter                                       2000      2001      2001      2001      2001      2002
                                                    ------    ------    ------    ------    ------    ------
Lincoln Retirement                                  (0.681)   (0.590)   (0.196)    0.261     0.631     0.088
Life Insurance Segment                               0.404     0.237     0.304     0.239     0.383     0.236
Investment Management Segment- Retail                0.058    (0.047)   (0.160)   (0.126)   (0.125)   (0.001)
Consolidating Adjustments                            0.152     0.019    (0.034)   (0.081)   (0.053)   (0.037)
                                                    ------    ------    ------    ------    ------    ------
     Total Retail Net Flows                         (0.066)   (0.382)   (0.086)    0.293     0.836     0.287

Investment Management Segment- Instit.              (1.043)   (0.418)    0.445    (0.155)   (0.102)    0.731
                                                    ------    ------    ------    ------    ------    ------
     Total Net Flows                                (1.110)   (0.800)    0.359     0.138     0.734     1.018
                                                    ------    ------    ------    ------    ------    ------


NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets




3/31/2002                                                                                  PAGE 28

                             Consolidated Investment Data - Assets Managed
                                    Unaudited [Billions of Dollars]

December 31                                               1997     1998     1999     2000     2001
                                                       -------  -------  -------  -------   ------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                            24.066   30.233   27.689   27.450   28.346
   Equity securities                                     0.660    0.543    0.604    0.550    0.470
   Other investments                                     5.092    7.154    7.286    7.369    7.297
                                                       -------  -------  -------  -------  -------
         Total LNC Investments                          29.819   37.929   35.578   35.369   36.113
Separate accounts                                       37.139   43.409   53.654   50.580   44.833
Cash and Invested Cash                                   3.795    2.433    1.896    1.927    3.095
Discontinued Operations
                                                       -------  -------  -------  -------  -------
     Total LNC                                          70.752   83.772   91.128   87.876   84.042
                                                       -------  -------  -------  -------  -------

Non-affiliate assets managed                            48.331   50.061   49.314   43.397   42.199

                                                       -------  -------  -------  -------  -------
     Total Assets Managed                              119.083  133.833  140.443  131.273  126.241
                                                       =======  =======  =======  =======  =======


Assets Managed by Advisor
Investment Management segment                           56.457   61.488   61.374   52.895   47.922
(See page 22 for additional detail)
DLIA-Corp                                               35.684   39.432   35.934   35.686   38.119
(Assets managed internally-see page 22)
Lincoln (UK)                                             6.775    7.573    8.589    7.873    6.847
Policy Loans (within business units)                     0.763    1.840    1.892    1.961    1.940
Non-LNC Affiliates                                      19.404   23.500   32.654   32.858   31.413
                                                       -------  -------  -------  -------  -------
      Total Assets Managed                             119.083  133.833  140.443  131.273  126.241
                                                       =======  =======  =======  =======  =======


                                                  Jun      Sep      Dec      Mar      Jun      Sep
End of Quarter                                   1999     1999     1999     2000     2000     2000
                                              -------  -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                   29.579   28.708   27.689   27.745   27.078   27.264
   Equity securities                            0.506    0.507    0.604    0.588    0.560    0.570
   Other investments                            7.278    7.317    7.286    7.442    7.419    7.471
                                              -------  -------  -------  -------  -------  -------
         Total LNC Investments                 37.363   36.532   35.578   35.775   35.057   35.305
Separate accounts                              47.864   46.229   53.654   56.908   54.924   54.411
Cash and invested cash                          2.151    2.343    1.896    1.510    1.619    1.436
                                              -------  -------  -------  -------  -------  -------
     Total LNC                                 87.378   85.104   91.128   94.192   91.601   91.152
                                              -------  -------  -------  -------  -------  -------

Non-affiliate assets managed                   49.827   48.068   49.314   47.150   45.945   45.119

                                              -------  -------  -------  -------  -------  -------
     Total Assets Managed                     137.205  133.172  140.443  141.342  137.546  136.271
                                              =======  =======  =======  =======  =======  =======


Assets Managed by Advisor
Investment Management segment                  61.511   58.869   61.374   58.241   56.518   55.527
(See page 23 for additional detail)
DLIA-Corp                                      37.391   36.820   35.934   35.541   34.891   34.981
(Assets managed internally-see page 23)
Lincoln (UK)                                    7.746    7.849    8.589    8.423    8.058    7.838
Policy Loans (within business units)            1.847    1.863    1.892    1.896    1.915    1.936
Non-LNC Affiliates                             28.710   27.771   32.654   37.241   36.164   35.989
                                              -------  -------  -------  -------  -------  -------
      Total Assets Managed                    137.205  133.172  140.443  141.342  137.546  136.271
                                              =======  =======  =======  =======  =======  =======


                                                  Dec      Mar      Jun      Sep      Dec      Mar
End of Quarter                                   2000     2001     2001     2001     2001     2002
                                              -------  -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                   27.450   27.811   27.874   28.932   28.346   28.841
   Equity securities                            0.550    0.560    0.534    0.478    0.470    0.439
   Other investments                            7.369    7.374    7.388    7.379    7.297    7.084
                                              -------  -------  -------  -------  -------  -------
         Total LNC Investments                 35.369   35.744   35.796   36.788   36.113   36.363
Separate accounts                              50.580   44.506   47.140   39.480   44.833   44.917
Cash and invested cash                          1.927    2.015    1.502    1.996    3.095    1.700
                                              -------  -------  -------  -------  -------  -------
     Total LNC                                 87.876   82.266   84.438   78.264   84.042   82.979
                                              -------  -------  -------  -------  -------  -------

Non-affiliate assets managed                   43.397   41.904   44.069   39.198   42.199   43.708

                                              -------  -------  -------  -------  -------  -------
     Total Assets Managed                     131.273  124.170  128.507  117.462  126.241  126.687
                                              =======  =======  =======  =======  =======  =======


Assets Managed by Advisor
Investment Management segment                  52.895   47.766   50.268   44.530   47.922   49.415
(See page 23 for additional detail)
DLIA-Corp                                      35.686   36.324   36.018   37.337   38.119   37.171
(Assets managed internally-see page 23)
Lincoln (UK)                                    7.873    7.012    7.027    6.474    6.847    6.772
Policy Loans (within business units)            1.961    1.947    1.947    1.943    1.940    1.918
Non-LNC Affiliates                             32.858   31.122   33.246   27.177   31.413   31.411
                                              -------  -------  -------  -------  -------  -------
      Total Assets Managed                    131.273  124.170  128.507  117.462  126.241  126.687
                                              =======  =======  =======  =======  =======  =======




3/31/2002                                                                                       PAGE 29
                                    Consolidated Investment Data
                           Unaudited [Millions of Dollars except as noted]

For the Year Ended December 31                                     1997    1998    1999    2000    2001
                                                                -------  ------  ------  ------  ------

Net Investment Income

  Fixed Maturity Securities                                      1832.1  2065.8  2232.9  2148.7  2121.0
  Equity Securities                                                19.1    22.8    20.1    19.5    17.6
  Mortgage loans on real estate                                   279.2   383.6   369.2   373.8   374.5
  Real estate                                                      99.4    86.8    64.1    51.8    49.5
  Policy loans                                                     44.5    99.5   116.5   125.0   125.3
  Invested cash                                                   102.4   156.8   110.3    87.2    68.4
  Other investments                                                20.6    88.4    51.8    66.8    69.5
                                                                -------  ------  ------  ------  ------
      Investment revenue                                         2397.3  2903.7  2964.8  2872.8  2825.8
  Investment expense                                              146.6   222.3   157.3   125.7   146.2

                                                                -------  ------  ------  ------  ------
      Net Investment Income                                      2250.8  2681.4  2807.5  2747.1  2679.6
                                                                -------  ------  ------  ------  ------

  Gross-up of Tax Exempt Income                                    12.7    11.6     8.1     7.8     7.2
                                                                -------  ------  ------  ------  ------
          Adjusted Net Invest Income                             2263.5  2693.0  2815.6  2754.9  2686.8
                                                                =======  ======  ======  ======  ======

Mean Invested Assets (Cost Basis)                               30337.3 36573.8 39027.5 37471.3 37616.9

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                        7.46%   7.36%   7.21%   7.35%   7.14%

Investment Gains

Realized Gains (Losses) on Investments                             72.9    13.7     3.8   (17.5)  (68.7)
Gains(Losses) on Derivatives                                        0.0     0.0     0.0     0.0    (4.9)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                  159.6   116.4 (1018.1)  477.7   183.7
Incr (Decr) on Derivatives                                                                          3.9
Incr (Decr) in Foreign Exchange                                   (20.3)    3.8   (19.9)   (8.1)  (30.0)
Incr (Decr) in minimum pension liability                                                          (36.0)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                     24.066  30.233  27.689  27.450  28.346
 Fixed Maturity Sec (Adjusted Cost)                              22.624  28.640  28.357  27.373  27.956

 Equity Securities (Market)                                       0.660   0.543   0.604   0.550   0.470
 Equity Securities (Adjusted Cost)                                0.518   0.437   0.482   0.458   0.444

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                              27.6%   25.6%   22.8%   22.1%   17.2%
  AA or better                                                    35.1%   32.6%   29.8%   29.2%   23.6%
  BB or less                                                       7.3%    7.0%    8.0%    6.7%    8.3%


                                                            Jun     Sep     Dec     Mar     Jun     Sep
For the Quarter Ended                                      1999    1999    1999    2000    2000    2000
                                                        ------- ------- ------- ------- ------- -------

Net Investment Income

  Fixed Maturity Securities                               575.8   551.2   548.0   541.3   544.4   525.3
  Equity Securities                                         4.9     3.9     6.9     3.7     5.7     3.6
  Mortgage loans on real estate                            85.5    94.7    94.5    92.0    95.1    94.4
  Real estate                                              18.4    13.7    12.5    11.2    12.5    11.8
  Policy loans                                             28.6    29.4    29.9    30.7    30.9    30.5
  Invested cash                                            23.4    32.4    22.0    27.2    15.1    26.5
  Other investments                                        13.4     9.9    20.9    35.1     2.0    26.9
                                                        ------- ------- ------- ------- ------- -------
      Investment revenue                                  750.1   735.2   734.9   741.1   705.7   719.1
  Investment expense                                       49.3    38.1    34.8    30.0    31.8    29.0

                                                        ------- ------- ------- ------- ------- -------
      Net Investment Income                               700.8   697.1   700.1   711.1   673.8   690.0
                                                        ------- ------- ------- ------- ------- -------

  Gross-up of Tax Exempt Income                             2.0     1.7     2.6     1.5     2.3     1.4
                                                        ------- ------- ------- ------- ------- -------
          Adjusted Net Invest Income                      702.8   698.7   702.7   712.6   676.1   691.5
                                                        ======= ======= ======= ======= ======= =======

Mean Invested Assets (Cost Basis)                       39385.3 39111.8 38438.6 38237.4 37306.1 37250.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                7.14%   7.15%   7.31%   7.45%   7.25%   7.43%

Investment Gains

Realized Gains (Losses) on Investments                     (3.5)    4.1     1.6    (0.4)   (6.7)  (11.6)
Gains (Losses) on Derivatives                               0.0     0.0     0.0     0.0     0.0     0.0

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                         (255.8) (102.7) (361.9)   54.5  (145.4)  218.8
Incr (Decr) on Derivatives
Incr (Decr) in Foreign Exchange                            (9.5)   19.6   (10.2)   (7.3)   (0.9)   (2.0)
Incr (Decr) in minimum pension liability

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                             29.579  28.708  27.689  27.745  27.078  27.264
 Fixed Maturity Sec (Adjusted Cost)                      29.494  28.974  28.357  28.295  27.788  27.727

 Equity Securities (Market)                               0.506   0.507   0.604   0.588   0.560   0.570
 Equity Securities (Adjusted Cost)                        0.385   0.414   0.482   0.475   0.446   0.450

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                      25.5%   24.2%   22.8%   22.7%   22.3%   22.3%
  AA or better                                            32.5%   31.1%   29.8%   29.5%   29.3%   29.4%
  BB or less                                               7.0%    7.5%    8.0%    7.4%    7.4%    6.8%


                                                            Dec     Mar     Jun     Sep     Dec     Mar
For the Quarter Ended                                      2000    2001    2001    2001    2001    2002
                                                        ------- ------- ------- ------- ------- -------
Net Investment Income

  Fixed Maturity Securities                               537.7   526.9   527.0   536.9   530.1   522.5
  Equity Securities                                         6.5     1.0     7.8     3.7     5.1     3.4
  Mortgage loans on real estate                            92.3    95.7    92.4    94.2    92.4    89.5
  Real estate                                              16.3    12.8    13.1    12.7    10.9    12.3
  Policy loans                                             32.9    31.4    31.4    31.0    31.6    30.2
  Invested cash                                            18.4    22.5    19.8    14.8    11.3    12.4
  Other investments                                         2.9    19.6    18.2    28.2     3.5     7.8
                                                        ------- ------- ------- ------- ------- -------
      Investment revenue                                  706.9   709.9   709.7   721.4   684.8   678.0
  Investment expense                                       34.8    36.1    36.6    35.2    38.2    29.9

                                                        ------- ------- ------- ------- ------- -------
      Net Investment Income                               672.1   673.7   673.1   686.2   646.6   648.1
                                                        ------- ------- ------- ------- ------- -------

  Gross-up of Tax Exempt Income                             2.6     0.5     3.0     1.5     2.1     1.5
                                                        ------- ------- ------- ------- ------- -------
          Adjusted Net Invest Income                      674.7   674.2   676.1   687.7   648.7   649.7
                                                        ======= ======= ======= ======= ======= =======

Mean Invested Assets (Cost Basis)                       37090.8 37238.0 37094.5 37685.8 38449.3 38154.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                7.28%   7.24%   7.29%   7.30%   6.75%   6.81%

Investment Gains

Realized Gains (Losses) on Investments                      1.2   (13.4)  (11.5)  (23.8)  (20.0)  (67.6)
Gains (Losses) on Derivatives                               0.0    (0.1)    0.2    (0.4)   (4.6)    0.1

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                          349.8   178.4  (114.2)  171.8   (52.2) (163.9)
Incr (Decr) on Derivatives                                         23.3     3.7    (6.7)    1.2     1.2
Incr (Decr) in Foreign Exchange                             2.0   (17.8)  (19.5)   22.2   (14.9)  (12.8)
Incr (Decr) in minimum pension liability                                                  (36.0)    0.7

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                             27.450  27.811  27.874  28.932  28.346  28.841
 Fixed Maturity Sec (Adjusted Cost)                      27.373  27.367  27.681  28.253  27.956  28.831

 Equity Securities (Market)                               0.550   0.560   0.534   0.478   0.470   0.439
 Equity Securities (Adjusted Cost)                        0.458   0.507   0.477   0.453   0.444   0.398

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                      22.1%   20.3%   19.3%   17.9%   17.2%   17.8%
  AA or better                                            29.2%   27.1%   26.0%   24.3%   23.6%   24.7%
  BB or less                                               6.7%    7.2%    7.8%    7.2%    8.3%    7.5%




3/31/2002                                                                             PAGE 30

                                                     Common Stock / Debt Information
                                          Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                       1991     1992     1993     1994     1995
                                                     ----     ----     ----     ----     ----
Common Stock [1]
Highest Price                                      13.813   19.032   24.125   22.188   26.875
Lowest Price                                        9.500   12.625   17.344   17.313   17.313
Closing Price                                      13.688   18.500   21.750   17.500   26.875

Dividend Payout Ratio [2]                           63.5%    38.9%    52.6%    51.0%    39.7%
Yield [3]                                            5.3%     4.1%     3.8%     4.9%     3.4%

Preferred Stock Dividend (Millions)                13.033   17.246   17.212   17.119    8.644

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                                      AA      AA-      AA-      AA-
     Moody's                                                    A2       A2       A1       A2
     Standard and Poors                                         A+       A+       A+        A

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                      A+       A+       A+       A+
  Lincoln Life - Fitch                                         AAA      AAA      AAA      AA+
  Lincoln Life - Moody's                                        A1       A1      Aa3      Aa3
  Lincoln Life - Standard & Poors                              AA-      AA-      AA-      AA-
  First Penn - A.M. Best*                                        A       A+       A+       A+
  First Penn - Fitch
  First Penn - Moody's
  First Penn - Standard & Poors*                               AA-      AA-      AA-      AA-
  LLA of New York - A.M. Best*
  LLA of New York - Fitch*
  LLA of New York - Moody's
  LLA of New York - Standard & Poors*

Ratios
     Debt to Total Capitalization [4]                         25.7%    21.1%    19.9%    22.8
     Debt to Equity [4]                                       34.7%    26.7%    24.9%    29.5


                                             Jun      Sep      Dec      Mar      Jun      Sep
For the Quarter Ended                       1999     1999     1999     2000     2000     2000
                                            ----     ----     ----     ----     ----     ----
Common Stock:
Highest Price                             53.438   57.500   48.313   41.375   40.063   56.375
Lowest Price                              45.688   36.000   36.500   22.625   29.000   35.625
Closing Price                             52.313   37.563   40.000   33.500   36.125   48.125


Yield [3]                                   2.1%     2.9%     2.9%     3.5%     3.2%     2.4%

Preferred Stock Dividend                   0.024    0.027    0.014    0.022    0.022    0.021
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                              a
     Fitch                                    A+       A+       A+       A+       A+       A+
     Moody's                                  A2       A2       A2       A2       A2       A2
     Standard and Poors                       A-       A-       A-       A-       A-       A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                     A        A        A        A        A        A
  Lincoln Life - Fitch                       AA+      AA+      AA+      AA+      AA+      AA+
  Lincoln Life - Moody's                     Aa3      Aa3      Aa3      Aa3      Aa3      Aa3
  Lincoln Life - Standard & Poors            AA-      AA-      AA-      AA-      AA-      AA-
  First Penn - A.M. Best*                      A        A        A        A        A        A
  First Penn - Fitch                         AA+      AA+      AA+      AA+      AA+      AA+
  First Penn - Moody's                        A1       A1       A1       A1       A1       A1
  First Penn - Standard & Poors*             AA-      AA-      AA-      AA-      AA-      AA-
  LLA of New York - A.M. Best*                 A        A        A        A        A        A
  LLA of New York - Fitch*                   AA+      AA+      AA+      AA+      AA+      AA+
  LLA of New York - Moody's                   A1       A1       A1       A1       A1       A1
  LLA of New York - Standard & Poors*        AA-      AA-      AA-      AA-      AA-      AA-

Ratios
     Debt to Total Capitalization [4]      22.0%    22.0%    23.2%    23.3%    21.8%    21.2%
     Debt to Equity [4]                    28.2%    28.3%    30.3%    30.4%    28.0%    27.0%


For the Year Ended December 31              1996     1997     1998     1999     2000     2001
                                            ----     ----     ----     ----     ----     ----
Common Stock [1]
Highest Price                             28.500   39.063   49.438   57.500   56.375   52.750
Lowest Price                              20.375   24.500   33.500   36.000   22.625   38.000
Closing Price                             26.250   39.063   40.907   40.000   47.313   48.570

Dividend Payout Ratio [2]                  38.2%    22.8%    43.9%    50.5%    38.3%    41.9%
Yield [3]                                   3.7%     2.7%     2.7%     2.9%     2.6%     2.6%

Preferred Stock Dividend (Millions)        0.112    0.106    0.100    0.089    0.078    0.071

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best
     Fitch                                   AA-      AA-       A+       A+       A+       A+
     Moody's                                  A2       A2       A2       A2       A3       A3
     Standard and Poors                        A        A       A-       A-       A-       A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                    A+       A+        A        A        A        A
  Lincoln Life - Fitch                       AA+      AA+      AA+      AA+       AA       AA
  Lincoln Life - Moody's                     Aa3      Aa3      Aa3      Aa3      Aa3      Aa3
  Lincoln Life - Standard & Poors            AA-      AA-      AA-      AA-      AA-      AA-
  First Penn - A.M. Best*                     A+       A+        A        A        A        A
  First Penn - Fitch                                  AA+      AA+      AA+       AA       AA
  First Penn - Moody's                                 A1       A1       A1       A1       A1
  First Penn - Standard & Poors*             AA-      AA-      AA-      AA-      AA-      AA-
  LLA of New York - A.M. Best*                A+       A+        A        A        A        A
  LLA of New York - Fitch*                            AA+      AA+      AA+       AA       AA
  LLA of New York - Moody's                   A1       A1       A1       A1       A1       A1
  LLA of New York - Standard & Poors*        AA-      AA-      AA-      AA-      AA-      AA-

Ratios
     Debt to Total Capitalization [4]      18.8%    17.0%    21.2%    23.2%    20.8%    21.4%
     Debt to Equity [4]                    23.1%    20.5%    26.9%    30.3%    26.3%    27.2%


                                             Dec      Mar      Jun      Sep      Dec      Mar
For the Quarter Ended                       2000     2001     2001     2001     2001     2002
                                            ----     ----     ----     ----     ----     ----
Common Stock:
Highest Price                             50.938   48.250   52.300   52.750   49.450   53.650
Lowest Price                              40.875   38.000   41.280   41.000   40.000   47.200
Closing Price                             47.313   42.470   51.750   46.630   48.570   50.730


Yield [3]                                   2.6%     2.9%     2.4%     2.6%     2.6%     2.5%

Preferred Stock Dividend                   0.013    0.019    0.018    0.017    0.017    0.017
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                 a        a        a        a        a        a
     Fitch                                    A+       A+       A+       A+       A+       A+
     Moody's                                  A3       A3       A3       A3       A3       A3
     Standard and Poors                       A-       A-       A-       A-       A-       A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                     A        A        A        A        A        A
  Lincoln Life - Fitch                        AA       AA       AA       AA       AA       AA
  Lincoln Life - Moody's                     Aa3      Aa3      Aa3      Aa3      Aa3      Aa3
  Lincoln Life - Standard & Poors            AA-      AA-      AA-      AA-      AA-      AA-
  First Penn - A.M. Best*                      A        A        A        A        A        A
  First Penn - Fitch                          AA       AA       AA       AA       AA       AA
  First Penn - Moody's                        A1       A1       A1       A1       A1       A1
  First Penn - Standard & Poors*             AA-      AA-      AA-      AA-      AA-      AA-
  LLA of New York - A.M. Best*                 A        A        A        A        A        A
  LLA of New York - Fitch*                    AA       AA       AA       AA       AA       AA
  LLA of New York - Moody's                   A1       A1       A1       A1       A1       A1
  LLA of New York - Standard & Poors*        AA-      AA-      AA-      AA-      AA-      AA-

Ratios
     Debt to Total Capitalization [4]      20.8%    22.2%    21.2%    21.1%    21.4%    22.7%
     Debt to Equity [4]                    26.3%    28.5%    27.0%    26.7%    27.2%    29.4%


  * Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents two separate Return on Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average
    Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.
    "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital.
    The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
